Registration No. 02-35570

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

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POST-EFFECTIVE AMENDMENT NO.69 TO
FORM N-1A
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
and
REGISTRATION STATEMENT
under
THE INVESTMENT COMPANY ACT OF 1940

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PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
formerly Principal Variable Contracts Fund, Inc.
(Exact name of Registrant as specified in Charter)

The Principal Financial Group
Des Moines, Iowa 50392
(Address of principal executive offices)
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Telephone Number (515) 248-3842
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Copy to:
MICHAEL D. ROUGHTON		JOHN W. BLOUCH, Esq.
The Principal Financial Group		Dykema Gossett PLLC
Des Moines, Iowa 50392		Franklin Square, Suite 300 West
1300 I Street, N.W.
Washington, DC 20005-3306

(Name and address of agent for service) ----------

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485 on (date), pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485
_XX__ on May 1, 2009 pursuant to paragraph (a)(3) of Rule 485

If appropriate, check the following box:)

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE: Attached to this filing is a transmittal letter in which the Registrant and the Principal Underwriter request accelerated effectiveness to May 1, 2009.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC
(“the Fund”)
ACCOUNTS OF THE FUND

Equity Accounts	Fixed-Income Accounts
Diversified International Account	Bond & Mortgage Securities Account (f/k/a Bond Account)
Equity Income Account (f/k/a Equity Income Account I)	Government & High Quality Bond Account
International Emerging Markets Account	Income Account
International SmallCap Account	Money Market Account
LargeCap Blend Account II (f/k/a LargeCap Blend Account)	Mortgage Securities Account
LargeCap Growth Account (f/k/a Growth Account)	Short-Term Bond Account
LargeCap Growth Account I (f/k/a Equity Growth Account)	Short-Term Income Account
LargeCap S&P 500 Index Account (f/k/a LargeCap Stock Index Account)
LargeCap Value Account (f/k/a Capital Value Account)	Asset Allocation Accounts
LargeCap Value Account III (f/k/a LargeCap Value Account)	Asset Allocation Account
MidCap Blend Account (f/k/a MidCap Account)	Balanced Account
MidCap Growth Account I (f/k/a MidCap Growth Account)	Principal LifeTime Accounts
MidCap Stock Account	2010 Account
MidCap Value Account II (f/k/a MidCap Value Account)	2020 Account
Real Estate Securities Account	2030 Account
SmallCap Blend Account (f/k/a SmallCap Account)	2040 Account
SmallCap Growth Account II (f/k/a SmallCap Growth Account)	2050 Account
SmallCap Value Account I (f/k/a SmallCap Value Account)	Strategic Income Account
West Coast Equity Account	Strategic Asset Management Portfolios
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio

This prospectus describes a mutual fund organized by Principal Life Insurance Company® (“Principal Life”). The Fund provides a choice of investment objectives through the Accounts listed above.

The date of this Prospectus is May 1, 2009.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

ACCOUNT DESCRIPTIONS	4
Asset Allocation Account	7
Balanced Account	9
Bond & Mortgage Securities Account (f/k/a Bond Account)	11
Diversified International Account	15
Equity Income Account (f/k/a Equity Income Account I)	20
Government & High Quality Bond Account	25
Income Account	27
International Emerging Markets Account	29
International SmallCap Account	31
LargeCap Blend Account II (f/k/a (LargeCap Blend Account)	33
LargeCap Growth Account (f/k/a Growth Account)	35
LargeCap Growth Account I (f/k/a Equity Growth Account)	38
LargeCap S&P 500 Index Account (f/k/a LargeCap Stock Index Account)	40
LargeCap Value Account (f/k/a Capital Value Account)	42
LargeCap Value Account III (f/k/a LargeCap Value Account)
MidCap Blend Account (f/k/a MidCap Account)
MidCap Growth Account I (f/k/a MidCap Growth Account)	44
MidCap Stock Account	46
MidCap Value Account II (f/k/a MidCap Value Account)	48
Money Market Account	51
Mortgage Securities Account	54
Principal LifeTime Accounts	56
Principal LifeTime 2010 Account	59
Principal LifeTime 2020 Account	60
Principal LifeTime 2030 Account	61
Principal LifeTime 2040 Account	62
Principal LifeTime 2050 Account	63
Principal LifeTime Strategic Income Account	64
Real Estate Securities Account	66
Short-Term Bond Account	68
Short-Term Income Account	70
SmallCap Blend Account (f/k/a SmallCap Account)	72
SmallCap Growth Account II (f/k/a SmallCap Growth Account)	74
SmallCap Value Account I (f/k/a SmallCap Value Account)	77
Strategic Asset Management Portfolios	80
Flexible Income Portfolio	84
Conservative Balanced Portfolio	85
Balanced Portfolio	86
Conservative Growth Portfolio	87
Strategic Growth Portfolio	88
West Coast Equity Account	91
CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	93
PRICING OF ACCOUNT SHARES	99
DIVIDENDS AND DISTRIBUTIONS	100
MANAGEMENT OF THE FUND	100

1-800-852-4450

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION	116
GENERAL INFORMATION ABOUT AN ACCOUNT	119
Frequent Trading and Market-Timing (Abusive Trading Practices)	119
Eligible Purchasers	120
Shareholder Rights	120
Purchase of Account Shares	121
Sale of Account Shares	121
Restricted Transfers	122
Financial Statements	122
TAX INFORMATION	122
FINANCIAL HIGHLIGHTS	123
APPENDIX A—SUMMARY OF PRINCIPAL RISKS	155
APPENDIX B—DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS	161
APPENDIX C—DESCRIPTION OF BOND RATINGS	165
ADDITIONAL INFORMATION	168

ACCOUNT DESCRIPTIONS

Principal Variable Contracts Funds, Inc. (the “Fund”) is made up of several investment portfolios (“Accounts”). Each Account has its own investment objective. The Fund’s principal underwriter is Principal Funds Distributor, Inc. (the “Distributor”). The Fund has hired Principal Management Corporation (“Principal”)* to provide investment advisory and other services to each of the Accounts.

The Sub-Advisors and the Account each sub-advises are:

Sub-Advisor	Account(s)
AllianceBernstein L.P.	LargeCap Value III
Columbus Circle Investors*	LargeCap Growth
Edge Asset Management, Inc.*	Equity Income
Income
MidCap Stock
Mortgage Securities
Short-Term Income
Strategic Asset Management Portfolios
West Coast Equity
Emerald Advisers, Inc.	SmallCap Growth II
Essex Investment Management Company, LLC	SmallCap Growth II
Jacobs Levy Equity Management, Inc.	MidCap Value II
J.P. Morgan Investment Management, Inc.	SmallCap Value I
Mellon Capital Management Corporation	MidCap Growth I
SmallCap Value I
Morgan Stanley Investment Management, Inc.	Asset Allocation
Principal Global Investors, LLC*	Balanced
Bond & Mortgage Securities
LargeCap Value
Diversified International
Government & High Quality Bond
International Emerging Markets
International SmallCap
LargeCap S&P 500 Index
MidCap Blend
Money Market
Principal LifeTime Accounts
Short-Term Bond
SmallCap Blend
Principal Real Estate Investors, LLC*	Real Estate Securities
T. Rowe Price Associates, Inc.	LargeCap Growth I
LargeCap Blend II
UBS Global Asset Management (Americas), Inc.	SmallCap Growth II
Westwood Management Corp	LargeCap Value III

* Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc. Principal Global Investors, LLC; Principal
Real Estate Investors, LLC; and Principal Funds Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group® .

All of the Accounts described in this prospectus offer Class 1 shares. Certain of the Accounts described in this prospectus also offer Class 2 shares.

Main Strategies and Risks

Each Account’s investment objective is described in the summary description of each Account. The Board of Directors may change an Account’s investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account’s investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its investment objective.

The summary of each Account also describes each Account’s primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry, group of industries or geographical region and the main risks associated with an investment in the Account. A more detailed discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Account is designed to be a portion of an investor’s portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts.

Factors that may adversely affect a particular Account as a whole are called “principal risks.” The principal risks of investing in the Accounts are stated as to each Account in the Account’s description. Each Account is also subject to risk of being an underlying fund to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Account. Additional descriptions of the risks associated with investing in the Accounts are provided in “Certain Investment Strategies and Risks” and in Appendix A to this prospectus.

Investment Results

A bar chart and a table are included with the description of each Account that has annual returns for a full calendar year. They show the Account’s annual returns and its long-term performance. The chart shows how the Account’s performance has varied from year-to-year. The table compares the Account’s performance over time to that of:

  a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
  an average of mutual funds with a similar investment objective and management style (The averages used are prepared by independent statistical services.).

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

The prospectus contains information on the historical performance of each Account’s Class 1 and, for those Accounts that issue them, Class 2 shares. Performance for periods prior to the date on which an Account’s Class 2 shares began operations, January 8, 2007, is based on the performance of the Account’s Class 1 shares adjusted to reflect the expenses of the Account’s Class 2 shares. The adjustments result in performance that is no higher than the historical performance of the applicable Class 1 shares.

The performance information for Class 1 and Class 2 shares of each of the Equity Income, MidCap Stock, Mortgage Securities, Short-Term Income, and West Coast Equity Accounts, and each of the Strategic Asset Management Portfolios, reflect the historical performance of a predecessor fund acquired by each such Account in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the historical performance of the applicable Class 1 shares.

Call Principal Variable Contracts Funds, Inc. at 1-800-852-4450 to get the current 7-day yield for the Money Market Account.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	5

Fees and Expenses

The annual operating expenses for each Account are deducted from that Account’s assets. Each Account’s operating expenses are shown following each Account’s description and are stated as a percentage of Account assets. These fees and expenses do not include the effect of any sales charges, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples shown would not change, however, if you continued to hold all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account’s operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.

NOTE:

• No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, Principal, any Sub-
Advisor, or the Distributor.

6 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

ASSET ALLOCATION ACCOUNT
Sub-Advisor(s):	Morgan Stanley Investment Management Inc. (“Morgan Stanley Investment Management”)
Objective:	The Account seeks to generate a total investment return consistent with preservation of capital.
Investor Profile:	The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

Main Strategies and Risks

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Account’s portfolio manager makes broad asset allocation decisions and delegates responsibility for selection of specific individual securities to the internal, active management teams of the Sub-Advisor, Morgan Stanley Investment Management.

In deciding how to allocate the Account’s assets, Morgan Stanley Investment Management assesses three sets of factors:

  the relative value of the stock, bond and money markets in the various regions, countries, and economic sectors;
  the long-term dynamic forces that are driving economies, economic sectors, and companies; and
  the short-term technical forces that are affecting market pricing.

Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios, and currency valuations.

From time-to-time, Morgan Stanley Investment Management changes the Account’s allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency, in order to keep the portfolio in alignment with its global investment outlook. The Account may actively trade portfolio securities in an attempt to achieve its investment objective.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account’s assets among different types of investments in different markets. Morgan Stanley Investment Management reallocates among asset classes and eliminates asset classes for a period of time, when in its judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.

Morgan Stanley Investment Management does not allocate a specific percentage of the Account’s assets to a class. Over time, it expects the asset mix to be within the following ranges:

  25% to 75% in equity securities;
  20% to 60% in fixed-income securities; and
  0% to 40% in money market instruments.

The Account may invest up to 25% of its assets in foreign securities. The Account may invest in high yield securities in an attempt to achieve its investment objective. The Account may invest in small cap stocks, which as of December 31, 2008 ranged between $0.01 billion and $3.3 billion, as defined by the Russell 2000® Index. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index.

Allowable instruments include individual securities (stocks, without regard to the market capitalization of the issuing company, and bonds), equity and interest rate futures, currency forward contracts, futures contracts, fixed-income structured products, and listed options. The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. Morgan Stanley Investment Management may utilize currency contracts, currency or index futures, or other derivatives for hedging or other purposes, including modifying the Account’s exposure to various currency, equity, or fixed-income markets. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	7

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	•	Asset Allocation Risk	• Derivatives Risk
• Equity Securities Risk	•	Exchange Rate Risk	• Fixed-Income Securities Risk
• Foreign Securities Risk	•	High Yield Securities Risk	• Initial Public Offerings Risk
• Liquidity Risk	•	Management Risk	• Market Risk
• Mid Cap Stock Risk	•	Securities Lending Risk	• Small Company Risk
• U.S. Government Securities Risk	•	U.S. Government Sponsored Securities Risk

Morgan Stanley Investment Management has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -6.97%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	12.11
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-12.41

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Asset Allocation Account - Class 1	-24.84%	1.69%	2.99%
S&P 500 Index(1)	-37.00	-2.19	-1.38
Barclays Capital Aggregate Bond Index(1)	5.24	4.65	5.63
MSCI EAFE (Europe, Australia, Far East) Index NDTR D(1)	-43.38	1.66	0.80
Morningstar Moderate Allocation Category Average	-28.00	-0.60	1.19
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

The additional indices are used to display the performance of the various asset classes used by the Account.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

8 ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Annual Account Operating Expenses

(expenses that are deducted from the Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees	0.80%
Other Expenses(1)	0.08
Acquired Fund Fees and Expenses	0.02
Total Annual Account Operating Expenses	0.90%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Asset Allocation Account - Class 1	$92	$287	$498	$1,108

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	9

BALANCED ACCOUNT
Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Account seeks to generate a total return consisting of current income and capital appreciation.
Investor Profile:	The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

Main Strategies and Risks

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities), and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account’s assets. The remainder of the Account’s assets is invested in bonds and cash. The Account may invest up to 25% of its assets in foreign securities, and up to 10% of its assets in below investment grade securities (“junk bonds”). The Account may engage in certain options transactions, enter into financial futures contracts, and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts, and related options for the purpose of currency hedging. The Account may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Examples of derivatives include options, futures, swaps, and forward currency exchange agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace non-traditional direct investments, or to obtain exposure to certain markets. The Account may invest in small cap stocks, which as of December 31, 2008 ranged between $0.01 billion and $3.3 billion, as defined by the Russell 2000® Index. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index.

The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The account may actively trade securities in an attempt to achieve its objective. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

PGI utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.

All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.

During the fiscal year ended December 31, 2008, the average ratings of the fund’s fixed income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.95% in securities rated Aaa	3.34% in securities rated Ba	0.00% in securities rated C
5.45% in securities rated Aa	2.28% in securities rated B	0.01% in securities rated D
7.95% in securities rated A	0.24% in securities rated Caa	0.41% in securities not rated
15.36% in securities rated Baa	0.01% in securities rated Ca

10	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Asset Allocation Risk	•	Derivatives Risk
• Portfolio Duration Risk	• Equity Securities Risk	•	Exchange Rate Risk
• Fixed-Income Securities Risk	• Foreign Securities Risk	•	High Yield Securities Risk
• Liquidity Risk	• Management Risk	•	Market Risk
• Mid Cap Stock Risk	• Securities Lending Risk	•	Small Company Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities Risk

PGl has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -7.66%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	9.82
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-17.87

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Balanced Account - Class 1	-30.92%	-0.95%	-0.64%
S&P 500 Index(1)	-37.00	-2.19	-1.38
Barclays Capital Aggregate Bond Index(1)	5.24	4.65	5.63
60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index(1)	-20.91	1.10	1.93
Morningstar Moderate Allocation Category Average	-28.00	-0.60	1.19
(1) Index performance does not reflect deductions for fees, expenses, or taxes.
The additional indices are used to display the performance of the various asset classes used by the Account.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	11

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees	0.60%
Other Expenses(1)	0.09
Acquired Fund Fees and Expenses	0.01
Total Annual Account Operating Expenses	0.70%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account - Class 1	$72	$224	$390	$871

12	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

BOND & MORTGAGE SECURITIES ACCOUNT
Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.
Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Account considers the term “bond” to mean any debt security. Under normal circumstances, the Account invests in:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  mortgage-backed securities representing an interest in a pool of mortgage loans;
  debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality;
  securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars;
  up to 10% of non-U.S. dollar securities; and
  Eurodollar and Yankee Obligations

The rest of the Account’s assets may be invested in:

  common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
  securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Account may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may actively trade securities in an attempt to achieve its investment objective. This Account may be used as part of a fund of funds strategy.

During the fiscal year ended December 31, 2008, the average ratings of the Account’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

62.00% in securities rated Aaa	4.42% in securities rated Ba	0.00% in securities rated C
6.61% in securities rated Aa	3.71% in securities rated B	0.01% in securities rated D
9.96% in securities rated A	0.30% in securities rated Caa	0.13% in securities not rated
12.85% in securities rated Baa	0.01% in securities rated Ca

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	13

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Derivatives Risk	•	Eurodollar and Yankee Obligations Risk
• Exchange Rate Risk	• Fixed-Income Securities Risk	•	Foreign Securities Risk
• High Yield Securities Risk	• Liquidity Risk	•	Management Risk
• Market Risk	• Municipal Securities Risk	•	Portfolio Duration Risk
• Prepayment Risk	• Real Estate Securities Risk	•	Securities Lending Risk
• Risk of Being an Underlying Fund	• U.S. Government Securities Risk	•	U.S. Government Sponsored Securities Risk

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -0.96%

Highest return for a quarter during the period of the bar chart above:	Q3 ‘02	4.30
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-8.24

Average Annual Total Returns (%)
For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Bond & Mortgage Securities Account - Class 1	-17.06%	-0.70%	2.32%
Barclays Capital Aggregate Bond Index(1)	5.24	4.65	5.63
Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	4.01
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

14	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.44%
Other Expenses(1)	0.01
Total Annual Account Operating Expenses	0.45%

(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Bond & Mortgage Securities Account - Class 1	$46	$144	$252	$567

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	15

DIVERSIFIED INTERNATIONAL ACCOUNT

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in foreign securities, which are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Account may invest in emerging market securities in an attempt to achieve its investment objective. The Account may invest in small cap stocks, which as of December 31, 2008 ranged between $0.01 billion and $3.3 billion, as defined by the Russell 2000® Index. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. PGI uses a research-driven investment approach to minimize unintended portfolio risks (including sector and market cap biases relative to the index) so that stock selection drives performance.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark.

In choosing investments for the Account, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Account may actively trade securities in an attempt to achieve its investment objective. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

16	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Liquidity Risk	• Market Risk	• Management Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Small Company Risk
• Risk of Being an Underlying Fund

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -14.16%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	17.25
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-24.01

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Diversified International - Class 1	-46.22%	3.66%	1.51%
Diversified International - Class 2(1)	-46.37	3.43	1.25
MSCI ACWI Ex-US Index(2)	-45.53	2.56	1.95
Morningstar Foreign Large Blend Category Average	-43.99	1.21	0.90

(1)	Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	17

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.16	0.16
Total Annual Account Operating Expenses	1.01%	1.26%
(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Diversified International Account - Class 1	$103	$322	$558	$1,236
Diversified International Account - Class 2	128	400	692	1,523

18	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

EQUITY INCOME ACCOUNT

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:	The Account may be an appropriate investment for investors who seek dividends to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in real estate investment trust (“REIT”) securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks

The Account invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Account usually invests in large cap stocks, which as of December 31, 2008 range between $0.5 billion and $406.1 billion, as defined by the S&P 500 Index, but may also invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index. The Account may invest in fixed-income securities of any maturity, including investment grade corporate bonds, mortgage-backed securities, U.S. government securities, and asset-backed securities. The Account may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”) (rated BB or lower by S&P or Ba or lower by Moody’s). The Account may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Account may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Account may invest up to 25% of its assets in securities of foreign issuers.

The Account’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in “value” stocks currently selling for less than Edge believes they are worth. This Account may be used as part of a fund of funds strategy. The Account could purchase shares issued by an ETF to temporarily gain broad exposure to the equity market while awaiting purchase of underlying securities. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange Rate Risk	•	Exchange-Traded Funds Risk
• Fixed-Income Securities Risk	• Foreign Securities Risk	•	High Yield Securities Risk
• Liquidity Risk	• Management Risk	•	Market Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	•	Prepayment Risk
• Real Estate Securities Risk	• Securities Lending Risk	•	Risk of Being an Underlying Fund
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities	•	Value Stock Risk
Risk

Edge has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	19

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -12.84%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.69
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.89

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Equity Income Account - Class 1	-33.94%	1.53%	4.76%
Equity Income Account - Class 2(2)	-34.12	1.27	4.52
S&P 500 Index(3)	-37.00	-2.19	-1.38
S&P 500/Citigroup Value Index(3)	-39.22	-1.30	-0.25
Morningstar Large Value Category Average	-37.09	-1.79	0.90

(1)	Performance reflects the performance of the predecessor fund.
(2)	Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.01	0.01
Acquired Fund Fees and Expenses	0.05	0.05
Total Annual Account Operating Expenses	0.61%	0.86%

(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

20	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Equity Income Account - Class 1	$62	$195	$340	$ 762
Equity Income Account - Class 2	88	274	477	1,061

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	21

GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Account seeks a high level of current income, liquidity and safety of principal.
Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Account seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value. The Account may actively trade portfolio securities in an attempt to achieve its investment objective.

The Account may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Derivatives Risk	• Fixed-Income Securities Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Portfolio Duration Risk	• Prepayment Risk	• Securities Lending Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities Risk

PGI has been the Account’s Sub-Advisor since its inception.

22	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is 0.75%

Highest return for a quarter during the period of the bar chart above:	Q3 ‘01	4.41
Lowest return for a quarter during the period of the bar chart above:	Q2 ‘04	-1.48

Average Annual Total Returns (%)
For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Government & High Quality Bond Account - Class 1	-1.63%	2.59%	4.17%
Barclays Capital Government Mortgage Index(1)	10.17	5.74	6.04
Morningstar Intermediate Government Category Average	4.76	3.84	4.66
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.46%
Other Expenses(1)	0.01
Total Annual Account Operating Expenses	0.47%

(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	23

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Government & High Quality Bond Account - Class 1	$48	$151	$263	$591

24	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

INCOME ACCOUNT

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and real estate investment trust (“REIT”)
securities.

Main Strategies and Risks

Under normal circumstances, the Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest in convertible securities, preferred securities, and real estate investment trust (“REIT”) securities.

The Account may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Account may invest in emerging market securities in an attempt to achieve its investment objective. The Account may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Account may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. This Account may be used as part of a fund of funds strategy.

During the fiscal year ended December 31, 2008, the average rating of the fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

31.74% in securities rated Aaa	33.34% in securities rated Baa	2.02% in securities rated Caa
7.00% in securities rated Aa	3.78% in securities rated Ba	0.00% in securities rated Ca
14.36% in securities rated A	6.66% in securities rated B	0.01% in securities rated C
1.09% in securities not rated

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Derivatives Risk	•	Emerging Market Risk	• Exchange Rate Risk
• Fixed-Income Securities Risk	•	Foreign Securities Risk	• High Yield Securities Risk
• Liquidity Risk	•	Management Risk	• Market Risk
• Portfolio Duration Risk	•	Prepayment Risk	• Real Estate Securities Risk
• Securities Lending Risk	•	Risk of Being an Underlying Fund	• U.S. Government Securities Risk
• U.S. Government Sponsored Securities
Risk

Edge has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	25

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is 0.96%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	5.00
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-4.21

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Income Account - Class 1	-3.47%	3.00%	5.00%
Income Account - Class 2(2)	-3.75	2.73	4.74
Citigroup Broad Investment-Grade Bond Index(3)	7.02	5.11	5.86
Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	4.01

(1)	Performance reflects the performance of the predecessor fund.
(2)	Class 1 shares began operations on May 7, 1993, and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Total Annual Account Operating Expenses	0.51%	0.76%

26	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Income Account - Class 1	$52	$164	$285	$640
Income Account - Class 2	78	243	422	942

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	27

INTERNATIONAL EMERGING MARKETS ACCOUNT

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Account’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Account, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. PGI uses a research-driven investment approach to minimize unintended portfolio risks (including sector and market cap biases relative to the index) so that stock selection drives performance.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may invest in small cap stocks, which as of December 31, 2008 ranged between $0.01 billion and $3.3 billion, as defined by the Russell 2000® Index. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index.

The Account invests in foreign securities, which are:

  companies with their principal place of business or principal office in emerging market countries or companies for which their principal securities trading market is an emerging market country.

The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may actively trade securities in an attempt to achieve its investment objective. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Derivatives Risk	• Emerging Market Risk
• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Small Company Risk
• Risk of Being an Underlying Fund

PGI has been the Account’s Sub-Advisor since its inception.

28	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -1.12%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	26.63
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-29.34

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Account(1)
International Emerging Markets - Class 1	-54.86%	8.28%	8.45%
MSCI Emerging Markets Free Index - NDTR(2)	-53.33	7.65	8.35
Morningstar Diversified Emerging Markets Category Average	-54.44	6.13	6.99

(1)	Lifetime results are measured from the date the Account was first sold (October 24, 2000).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees	1.25%
Other Expenses(1)	0.37
Total Annual Account Operating Expenses	1.62%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	29

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
International Emerging Markets Account - Class 1	$165	$511	$881	$1,922

30	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

INTERNATIONAL SMALLCAP ACCOUNT

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies similar in size to companies included in the S&P Developed ex-U.S. Small Cap Index f/k/a Citigroup Extended Market Index (EMI) World ex US (as of the most recent calendar year end this range was between approximately $7.3 million and $3.4 billion). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Account invests in securities of:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. PGI uses a research-driven investment approach to minimize unintended portfolio risks (including sector and market cap biases relative to the index) so that stock selection drives performance.

PGI focuses its stock selections on established companies that it believes have a improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account could purchase shares issued by an ETF to temporarily gain broad exposure to the equity market while awaiting purchase of underlying securities. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Derivatives Risk	• Equity Securities Risk
• Exchange Rate Risk	• Exchange-Traded Funds Risk	• Foreign Securities Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Market Segment (Small Cap) Risk	• Securities Lending Risk	• Small Company Risk

PGI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	31

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -14.57%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	36.59
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-26.46

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
International SmallCap Account - Class 1	-50.29%	3.54%	7.50%
MSCI World Ex US Small Cap Index(1)(2)	-48.03	0.74	N/A
S&P Developed ex U.S. Small Cap Index f/k/a Citigroup Extended Market
Index (EMI) World ex-US(1)	-47.67	2.70	4.27
Morningstar Foreign Small/Mid Growth Category Average	-49.02	2.73	5.45

(1)	Index performance does not reflect deductions for fees, expenses, or taxes.
(2)	The Manager and portfolio manager believe the MSCI World Ex US Small Cap Index is a better representation of the universe of investment choices open to the Account under its investment philosophy than the Citigroup Extended Market Index (EMI) World ex-US. The Citigroup Extended Market Index (EMI) World ex-US is also shown.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	1.20%
Other Expenses(1)	0.30
Total Annual Account Operating Expenses	1.50%

(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

32	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
International SmallCap Account - Class 1	$153	$474	$818	$1,791

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	33

LARGECAP BLEND ACCOUNT II
Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Objective:	The Account seeks long-term growth of capital.
Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks

The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $406.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest in some mid cap and other stocks that fall below the range of companies in the S&P 500 Index.

The Account will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- (as of December 31, 2008 ranged between $0.01 billion and $3.3 billion) and mid-capitalization (as of December 31, 2008 ranged between $0.02 billion and $14.9 billion) stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Account’s portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Account securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Account’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

34	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Account's assets in common stocks in an attempt to match or exceed the performance of the Account's benchmark index for performance. The Account's benchmark index for performance is identified in the average annual total returns table in the prospectus. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/ underweights individual stocks relative to their weight in the Account's benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account's benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Liquidity Risk
• Management Risk	• Market Risk	• Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Value Stock Risk

T. Rowe Price became the Account’s Sub-Advisor on March 9, 2004.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -9.22%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	14.07
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.92

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	35

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Account(1)
LargeCap Blend Account II - Class 1	-36.41%	-2.19%	-0.98%
LargeCap Blend Account II - Class 2(2)	-36.50	-2.42	-1.16
S&P 500 Index(3)	-37.00	-2.19	-0.72
Morningstar Large Blend Category Average	-37.79	-2.47	-1.42

(1)	Lifetime results are measured by the date the Account was first sold (May 1, 2002).
(2)	Class 1 shares began operations on May 1, 2002 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(2)	0.03	0.03
Total Annual Account Operating Expenses	0.78%	1.03%

(1)	Effective July 1, 2009 Principal will contractually limit the Account’s Management Fees through the period ending April 30, 2011. The expense limit will reduce the Fund’s Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis).
(2)	Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Blend Account II - Class 1	$ 80	$249	$433	$ 966
LargeCap Blend Account II - Class 2	105	328	569	1,259

36	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

LARGECAP GROWTH ACCOUNT

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index. To meet its investment objective, the Account may invest in initial public offerings and up to 25% in foreign securities. This Account may be used as part of a fund of funds strategy.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Liquidity Risk
• Management Risk	• Market Risk	• Market Segment (Large Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Risk of Being an Underlying Fund

CCI became the Account’s Sub-Advisor on January 5, 2005.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	37

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -5.23%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	16.08
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-25.99

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Growth Account - Class 1	-43.16%	-1.15%	-4.07%
LargeCap Growth Account - Class 2(1)	-43.30	-1.40	-4.35
Russell 1000 Growth Index(2)	-38.44	-3.42	-4.27
Morningstar Large Growth Category Average	-40.67	-3.37	-2.46

(1)	Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.02	0.02
Total Annual Account Operating Expenses	0.70%	0.95%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

38	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Growth Account - Class 1	$72	$224	$390	$ 871
LargeCap Growth Account - Class 2	97	303	525	1,166

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	39

LARGECAP GROWTH ACCOUNT I

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index, and other stocks that fall below the range of companies in the Russell Index. The Account’s investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The market capitalization of companies in the Account’s portfolio and the Russell index will change over time, and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective. The Account could purchase shares issued by an ETF to temporarily gain broad exposure to the equity market while awaiting purchase of underlying securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

This Account may be used as part of a fund of funds strategy. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

40	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Account's assets in common stocks in an attempt to match or exceed the performance of the Account's benchmark index for performance. The Account's benchmark index for performance is identified in the average annual total returns table in the prospectus. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/ underweights individual stocks relative to their weight in the Account's benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account's benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Derivatives Risk	•	Equity Securities Risk
• Exchange Rate Risk	• Exchange-Traded Funds Risk	•	Foreign Securities Risk
• Growth Stock Risk	• Liquidity Risk	•	Management Risk
• Market Risk	• Market Segment (Large Cap) Risk	•	Securities Lending Risk
• Mid Cap Stock Risk	• Risk of Being an Underlying Fund

T. Rowe Price became the Account’s Sub-Advisor on August 24, 2004.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is 1.19%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	21.84
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.69

Average Annual Total Returns (%)
For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Growth I - Class 1	-40.60%	-4.24%	-2.60%
Russell 1000 Growth Index(1)	-38.44	-3.42	-4.27
Morningstar Large Growth Category Average	-40.67	-3.37	-2.46
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	41

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)(2)	0.78%
Other Expenses(1)	0.02
Total Annual Account Operating Expenses	0.80%

(1)	Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.
(2)	Effective July 1, 2009 Principal will contractually limit the Account’s Management Fees through the period ending April 30, 2011. The expense limit will reduce the Fund’s Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Growth Account I - Class 1	$82	$255	$444	$990

42	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

LARGECAP S&P 500 INDEX ACCOUNT
Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Account seeks long-term growth of capital.
Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Account’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of the most recent calendar year end, the market capitalization range of the Index was between approximately $0.5 billion and $406.1 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index. Over the long-term, PGI seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Account and Index performance may be affected by the Account’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account’s portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Account’s assets. PGI may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Derivatives Risk	• Equity Securities Risk	•	Liquidity Risk
• Market Risk	• Market Segment (Large Cap) Risk	•	Mid Cap Stock Risk
• Securities Lending Risk

NOTE:	”Standard & Poor’s 500” and “S&P 500® ” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the Account.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	43

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -10.89%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.28
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.01

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Account(1)
LargeCap S&P 500 Index - Class 1	-37.10%	-2.49%	-2.81%
S&P 500 Index(2)	-37.00	-2.19	-2.31
Morningstar Large Blend Category Average	-37.79	-2.47	-2.63

(1)	Lifetime results are measured from the date the Account was first sold (May 3, 1999).
(2)	Index performance; does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees	0.25%
Other Expenses(1)	0.05
Total Annual Account Operating Expenses	0.30%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

44	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap S&P 500 Index Account - Class 1	$31	$97	$169	$381

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	45

LARGECAP VALUE ACCOUNT

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of the most recent calendar year end ranged between approximately $0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

  determination that a stock is selling below its fair market value;
  early recognition of changes in a company’s underlying fundamentals;
  evaluation of the sustainability of fundamental changes; and
  monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. PGI uses a research-driven investment approach to minimize unintended portfolio risks (including sector and market cap biases relative to the index) so that stock selection drives performance.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Liquidity Risk	• Management Risk
• Market Risk	• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk
• Securities Lending Risk	• Risk of Being an Underlying Fund	• Value Stock Risk

PGI has been the Account’s Sub-Advisor since its inception.

46	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -14.62%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.52
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.55

Average Annual Total Returns (%)
For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Value Account - Class 1	-35.16%	-1.39%	-0.96%
Russell 1000 Value Index(1)	-36.85	-0.79	1.36
Morningstar Large Value Category Average	-37.09	-1.79	0.90
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account Assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees	0.60%
Other Expenses(1)	0.02
Acquired Fund Fees and Expenses	0.01
Total Annual Account Operating Expenses	0.63%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	47

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Value Account - Class 1	$64	$202	$351	$786

48	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

LARGECAP VALUE ACCOUNT III

Sub-Advisor(s):	AllianceBernstein L.P. ("AllianceBernstein") and Westwood Management Corp.
("Westwood")

Objective:	The Account seeks long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2008, this range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

AllianceBernstein invests primarily in undervalued equity securities of companies that it believes offer above-average potential for growth in future earnings. AllianceBernstein employs an investment strategy generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value-oriented investing entails adhering to a strong "sell discipline" that generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value-oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

The equity securities in which Westwood invests will be primarily common stocks, and may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). Westwood will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies.

Westwood invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Account, Westwood utilizes a value style of investing in choosing common stocks that it believes are currently undervalued in the market and possess limited downside risk. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. Westwood will not necessarily sell a security that has depreciated below the Account's target capitalization range.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Account's assets in common stocks in an attempt to match or exceed the performance of the Account's benchmark index for performance. The

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	49

Account's benchmark index for performance is identified in the average annual total returns table in the prospectus. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/ underweights individual stocks relative to their weight in the Account's benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account's benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account's benchmark index for performance.

Among the Principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange Rate Risk	• Exchange-Traded Funds Risk
• Foreign Securities Risk	• Liquidity Risk	• Management Risk
• Market Risk	• Market Segment (Large Cap) Risk	• Master Limited Partnerships Risk
• Mid Cap Stock Risk	• Real Estate Securities Risk	• Royalty Trust Risk
• Securities Lending Risk	• Risk of Being an Underlying Fund	• Value Stock Risk

AllianceBernstein has been the Account’s Sub-Advisor since December 6, 2000. Westwood has been a sub-advisor to the Account since July 15, 2008.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -15.35%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	16.19
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-20.82

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Account(1)
LargeCap Value Account III - Class 1	-40.78%	-3.74%	-1.44%
Russell 1000 Value Index(2)	-36.85	-0.79	-0.50
Morningstar Large Value Category Average	-37.09	-1.79	-0.85

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 2002).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
50	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008		Class 1
Management Fees(1)		0.75%
Other Expenses		0.01
	Total Annual Account Operating Expenses	0.76%

(1)	Effective July 1, 2009, Principal will contractually limit the Account’s Management Fees through the period ending April 30, 2011. The expense limit will reduce the Fund’s Management Fees by 0.012% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Value Account III - Class 1	$78	$243	$422	$942

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	51

MIDCAP BLEND ACCOUNT
Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Account seeks to achieve capital appreciation.
Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Liquidity Risk
• Management Risk	• Market Risk	• Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Value Stock Risk

PGI has been the Account’s Sub-Advisor since its inception.

52	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -7.86%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	23.31
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-23.92

Average Annual Total Returns (%)
For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
MidCap Blend Account - Class 1	-33.92%	1.22%	4.85%
Russell Midcap Index(1)	-41.46	-0.71	3.18
Morningstar Mid-Cap Blend Category Average	-39.18	-1.89	2.92
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008		Class 1
Management Fees(1)		0.61%
Other Expenses(1)		0.01
	Total Annual Account Operating Expenses	0.62%

(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	53

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Blend Account - Class 1	$63	$199	$346	$774

54 ACCOUNT DESCRIPTIONS

Principal Variable Contracts Funds, Inc.

1-800-852-4450

MIDCAP GROWTH ACCOUNT I
Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)
Objective:	The Account seeks long-term growth of capital.
Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks

Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion)) at the time of purchase. In the view of the Mellon Capital, many medium-sized companies:

  are in fast growing industries,
  offer superior earnings growth potential, and
  are characterized by strong balance sheets and high returns on equity.

The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Among the principal risks of investing in the Account are:

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Initial Public Offerings Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Market Segment (Mid Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk

Mellon Equity has been the Account’s Sub-Advisor since its inception. On December 31, 2007, Mellon Equity was merged with its affiliate Mellon Capital Management Corporation. Mellon Capital is the Account’s Sub-Advisor.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	55

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -5.49%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	24.12
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-25.25

Average Annual Total Returns (%)
For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
MidCap Growth Account I - Class 1	-41.14%	-1.89%	-0.65%
Russell Midcap Growth Index(1)	-44.32	-2.33	-0.19
Morningstar Mid-Cap Growth Category Average	-43.77	-2.44	0.79
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees	0.90%
Other Expenses(1)	0.04
Total Annual Account Operating Expenses	0.94%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

56	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Growth Account I - Class 1	$96	$300	$520	$1,155

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	57

MIDCAP STOCK ACCOUNT

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide long-term capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in real estate investment trust (“REIT”) and foreign securities.

Main Strategies and Risks

The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations between approximately $1 billion and $10 billion at the time of purchase). Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account will invest in both growth and value stocks. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark.

The Account may invest up to 20% of its assets in REIT securities. The Account may invest in fixed-income securities of any maturity, including investment grade corporate bonds and mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Account may also invest in money market instruments for temporary or defensive purposes.

The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Account, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange Rate Risk	• Fixed-Income Securities Risk
• Foreign Securities Risk	• Growth Stock Risk	• High Yield Securities Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Market Segment (Mid Cap) Risk	• Mid Cap Stock Risk	• Prepayment Risk
• Real Estate Securities Risk	• Securities Lending Risk	• Risk of Being an Underlying Fund
• U.S. Government Securities Risk	• Value Stock Risk

Edge has been the Account’s Sub-Advisor since its inception.

58	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -11.01%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	14.46
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.48

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Account(2)
MidCap Stock Account - Class 1	-29.57%	-0.29%	4.66%
MidCap Stock Account - Class 2(3)	-29.73	-0.55	4.41
S&P MidCap 400 Index(4)	-36.23	-0.08	2.51
Morningstar Mid-Cap Blend Category Average	-39.18	-1.89	0.01

(1)	Performance reflects the performance of the predecessor fund.
(2)	Lifetime results are measured by the date the Account was first sold (May 1, 2000).
(3)	Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.03	0.03
Total Annual Account Operating Expenses	0.78%	1.03%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	59

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Stock Account - Class 1	$ 80	$249	$433	$ 966
MidCap Stock Account - Class 2	105	328	569	1,259

60	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

MIDCAP VALUE ACCOUNT II
Sub-Advisor(s):	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Objective:	The Account seeks long-term growth of capital.
Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks

The Account invests primarily in common stocks of medium capitalization companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $13.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. Companies may range from the well-established and well-known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may invest in real estate investment trusts in an attempt to achieve its investment objective. The Account could purchase shares issued by an ETF to temporarily gain broad exposure to the equity market while awaiting purchase of underlying securities. The Account may actively trade portfolio securities in an attempt to achieve its investment objective. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Jacobs Levy selects stocks by using a value oriented investment approach and using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Exchange Traded Funds Risk	• Foreign Securities Risk	• Liquidity Risk
• Management Risk	• Market Risk	• Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Real Estate Securities Risk	• Securities Lending Risk
• Value Stock Risk

Jacobs Levy has been a Sub-Advisor of the Account since June 30, 2006.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	61

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -19.92%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	14.93
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-29.07

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Account(1)
MidCap Value Account II - Class 1	-43.92%	-3.14%	4.10%
Russell Midcap Value Index(2)	-38.44	0.33	3.97
Morningstar Mid-Cap Value Category Average	-36.77	-1.07	3.13

(1)	Lifetime results are measured from the date the Account was first sold (May 3, 1999).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1(1)
Management Fees	1.05%
Other Expenses(2)	0.03
Total Annual Account Operating Expenses	1.08%
Expense Reimbursement	0.07
Net Expenses	1.01%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2010. The expense limits will maintain a total level of operating expenses, not including acquired fund fees and expenses or interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares.
(2)	Other Expenses have been restated to reflect expenses being deducted from current assets.
62	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
MidCap Value Account II - Class 1	$103	$345	$621	$1,410

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	63

MONEY MARKET ACCOUNT

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Account’s assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Main Strategies and Risks

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Account purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:

  to take advantage of market variations;
  to generate cash to cover sales of Account shares by its shareholders; or
  upon revised credit opinions of the security’s issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:

securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
bank obligations including:
certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

64	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

As with all mutual funds, the value of the Account’s assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Notwithstanding the preceding statements, Account shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program guarantees Account shareholders that they will receive $1.00 per Account share they owned as of the close of business on September 19, 2008, or the number of shares held in the account the date the Account “breaks the buck” (the date the Account’s net asset value falls below $0.995, is not immediately restored, and the Account liquidates), whichever is less. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Account on September 19, 2008. The Account’s participation in the Program was approved through April 30, 2009. The Board of Directors of Principal Variable Contracts Funds, Inc. approved the Account’s participation in the Program through September 19, 2009. The Account’s application is pending with the United States Department of the Treasury. The Program remains in effect until September 18, 2009, and will not be extended by the United States Department of the Treasury. Further information about the Program is available at www.ustreas.gov.

Among the principal risks of investing in the Account are:

• Eurodollar and Yankee Obligations Risk	• Fixed-Income Securities Risk	• Investment Company Securities Risk
• Management Risk	• Market Risk	• Municipal Securities Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is 0.17%

Highest return for a quarter during the period of the bar chart above:	Q3 ‘00 - Q4 ‘00	1.56
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘03 - Q2 ‘04	0.15

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	65

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Money Market Account - Class 1	2.58%	3.15%	3.27%
Money Market Account - Class 2(1)	2.33	2.83	2.93
Barclays Capital U.S. Treasury Bellwethers 3 Month Index(2)	2.24	3.30	3.49

(1)	Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(2)	Index performance does not reflect deductions for fees, expenses, or taxes. To obtain the Account’s current yield information, call 1-800-852-4450

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.43%	0.43%
Distribution and/or Service (12b-1) Fees(1)	N/A	0.25
Other Expenses	0.02	0.02
Total Annual Account Operating Expenses	0.45%	0.70%

(1)	The Distributor has voluntarily agreed to limit the Account’s Distribution and/or Service (12b-1) Fees normally payable by the Account. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class 2 shares. The expense limit may be terminated at any time.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Money Market Account - Class 1	$46	$144	$252	$567
Money Market Account - Class 2	72	224	390	871

66	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

MORTGAGE SECURITIES ACCOUNT
Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)
Objective:	The Account seeks to provide a high level of current income consistent with safety and liquidity.
Investor Profile:	The Account may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Account invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Account may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Account may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Account may lend its portfolio securities to brokers, dealers, and other financial institutions. The Account may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Account invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Account also invests in Treasury and Agency securities primarily for duration and liquidity management purposes. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. This Account may be used as part of a fund of funds strategy.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Credit and Counterparty Risk	• Derivatives Risk	• Fixed-Income Securities Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• Sector Risk	• Securities Lending Risk	• Risk of Being an Underlying Fund
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Edge has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	67

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is 2.14%

Highest return for a quarter during the period of the bar chart above:	Q3 ‘01	4.24
Lowest return for a quarter during the period of the bar chart above:	Q2 ‘04	-1.26

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Mortgage Securities Account - Class 1	4.68%	4.34%	5.04%
Mortgage Securities Account - Class 2(2)	4.41	4.08	4.78
Citigroup Mortgage Index(3)	8.49	5.61	6.10
Morningstar Intermediate Government Category Average	4.76	3.84	4.66

(1)	Performance reflects the performance of the predecessor fund. On March 1, 2004, the investment policies of the predecessor Fund were modified. As a result, the predecessor Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(2)	Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Total Annual Account Operating Expenses	0.51%	0.76%

68	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Mortgage Securities Account - Class 1	$52	$164	$285	$640
Mortgage Securities Account - Class 2	78	243	422	942

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	69

PRINCIPAL LIFETIME ACCOUNTS

The Fund offers Accounts that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Accounts to align, over time, underlying investments with the changing risk tolerance of the investor. These Accounts are sometimes referred as “target date funds.” The target date Accounts offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Accounts”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and
2050 Accounts is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Account is to seek current income and, as a secondary objective, capital appreciation.

Main Strategies and Risks

To pursue its goal, each Principal LifeTime Account invests in other Fund Accounts and funds of Principal Funds, Inc. (together, the “underlying funds”) that Principal Management Corporation (“Principal”), the manager of the Fund and Principal Funds, Inc., and Principal Global Investors, LLC (“PGI”), the Accounts’ Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Account and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal Life Time Accounts may invest, at the sub-advisor’s discretion, in any of the Class 1 shares of the equity accounts or fixed-income accounts of Principal Variable Contracts Funds, Inc. as well as Institutional Class shares issued by any of the investment portfolios of Principal Funds, Inc. (collectively, the “underlying funds”). The underlying funds provide each Account with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Account, most of the Account’s assets are invested in underlying funds which are intended primarily to give the Account broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Accounts. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Account. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Account assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of an Account or market forces or Account circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time without shareholder approval, add, remove, or substitute underlying funds in which a Principal LifeTime Account invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Account must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Account (other than the Principal LifeTime Strategic Income Account) to accommodate investors progressing from asset accumulation years to

70	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Account’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Account. At that time the Principal LifeTime Account may be combined with the Principal LifeTime Strategic Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.

There can be no assurance that any Principal LifeTime Account will achieve its investment objective. The net asset value of each of the Principal LifeTime Account’s shares is affected by changes in the value of the securities it owns. The Account’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Account to meet its investment objective depends on the ability of the underlying fund to achieve their investment objectives.

The broad diversification of each Principal LifeTime Account is designed to cushion severe losses in any one investment sector and moderate the Account’s overall price swings. However, the Account’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Account’s assets rise or fall, the Account’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Principal LifeTime Accounts dated 2020 through 2050 have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Risk of Being an Underlying Fund	• Value Stock Risk

The Principal LifeTime Strategic Income Account and Principal LifeTime 2010 Account have a greater exposure to the following risks (as defined in Appendix A):

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• Risk of Being an Underlying Fund	• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Each Principal LifeTime Account is also subject to the following risks:

Asset Allocation Risk (as defined in Appendix A).

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Accounts serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Accounts and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Accounts invest, there may be a conflict between the interests of the Principal LifeTime Accounts and the economic interests of Principal and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Liquidity Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Market Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Account wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Accounts may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	71

Securities Lending Risk (as defined in Appendix A).

As of December 31, 2008, each Principal LifeTime Account’s assets were allocated among the underlying funds as identified in the table below.

							Principal
		Principal	Principal	Principal	Principal	Principal	LifeTime
		LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
		2010	2020	2030	2040	2050	Income
		Account	Account	Account	Account	Account	Account
Bond & Mortgage Securities Account		30.97%	25.05%	12.91%	6.95%	2.82%	42.95%
Core Plus Bond Fund I		0.72	0.62	2.38	0.54	0.38	0.60
Disciplined LargeCap Blend Fund		8.35	10.57	12.42	12.97	13.06	2.93
High Yield Fund I		3.33	4.71	5.38	5.83	6.27	1.15
Inflation Protection Fund		4.34	—	—	—	—	13.60
International Emerging Markets Fund		1.66	2.35	3.02	3.31	3.49	0.59
International Fund I		1.33	2.21	3.65	3.49	3.94	0.88
International Growth Fund		6.36	8.23	8.13	10.21	10.46	2.39
International Value Fund I		2.59	3.46	4.99	4.99	5.37	0.93
LargeCap Blend Fund I		4.47	5.45	6.16	6.72	6.77	1.66
LargeCap Growth Account		3.43	4.38	5.71	6.32	7.01	1.40
LargeCap Growth Account I		3.59	4.92	5.98	7.25	7.70	1.25
LargeCap Value Account		2.35	3.01	3.97	4.56	4.99	1.28
LargeCap Value Account III		2.04	2.82	3.58	4.19	4.58	1.20
LargeCap Value Fund I		2.17	2.91	3.62	4.20	4.63	0.80
MidCap Growth Fund III		1.18	1.37	1.78	2.00	2.17	0.69
MidCap Value Fund I		1.05	1.39	1.86	2.13	2.28	0.82
Money Market Account		0.19	—	—	—	—	0.73
Preferred Securities Fund		6.69	6.09	4.52	4.11	3.28	6.19
Real Estate Securities Account		5.70	5.01	4.44	3.83	4.06	3.98
SmallCap Growth Fund I		0.21	0.23	0.93	1.22	1.36	—
SmallCap Growth Fund III		0.76	1.43	1.15	1.28	1.36	—
SmallCap S&P 600 Index Fund		1.42	1.98	1.28	1.17	1.09	1.41
SmallCap Value Account I		0.24	0.26	1.01	1.34	1.41	—
SmallCap Value Fund		0.92	1.55	1.13	1.39	1.52	—
Ultra Short Bond Fund		3.94	—	—	—	—	12.57
	TOTAL	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance

The following bar charts and average annual total returns tables show the historical investment performance of each Principal LifeTime Account. The bar chart for each Account shows how the Account’s total return has varied year-by-year, and the table for the Account shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Account. An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Each Account’s investment return is net of the operating expenses of each of the underlying funds. Separate account and cost of insurance and other contract level expenses are not reflected in Principal LifeTime Account performance. Total returns would be lower if such expenses were included.

Fees and Expenses of the Principal LifeTime Accounts

The following annual account operating expenses tables show the operating expenses (expressed as a percentage of average daily net assets) incurred by the Principal LifeTime Accounts during the fiscal year ended December 31, 2008. The tables also show the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Accounts through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended December 31, 2008.

These fees and expenses shown in the tables and included in the examples do not include the effect of any sales charge, separate account expenses or contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the performance shown.

72	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

PRINCIPAL LIFETIME 2010 ACCOUNT

Principal Investment Strategies

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -7.31%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘06	5.11
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-17.06

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Life of Account(1)
Principal LifeTime 2010 - Class 1	-30.91%	-1.66%
Russell 3000 Index(2)	-37.31	-2.27
Barclays Capital Aggregate Bond Index(2)	5.24	4.65
MSCI EAFE (Europe, Australia, Far East) NDTR D(2)	-43.38	1.54
Principal LifeTime 2010 Blended Index(2)(3)	-21.60	0.57
Morningstar Target-Date 2000-2014 Category Average	-22.46	-0.54

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
(3)	The weightings for this blended index as of March 31, 2009, were 39.9% Russell 3000 Index, 14.1% MSCI EAFE Index NDTR D, and 46.0% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.12%
Other Expenses(2)	0.04
Acquired Fund (Underlying Fund) Operating Expenses	0.65
Total Annual Account Operating Expenses	0.81%

(1)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.
(2)	Other Expenses have been restated to reflect expenses being deducted from current assets.
Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	73

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Account - Class 1	$83	$259	$450	$1,002

74	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

PRINCIPAL LIFETIME 2020 ACCOUNT

Principal Investment Strategies

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -8.51%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘06	6.11
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-18.82

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Life of Account(1)
Principal LifeTime 2020 - Class 1	-34.16%	-1.44%
Russell 3000 Index(2)	-37.31	-2.27
Barclays Capital Aggregate Bond Index(2)	5.24	4.65
MSCI EAFE (Europe, Australia, Far East) Index NDTR D(2)	-43.38	1.54
Principal LifeTime 2020 Blended Index(2)(3)	-27.44	-0.07
Morningstar Target-Date 2015-2029 Category Average	-30.27	-0.78

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
(3)	The weightings for this blended index as of March 31, 2009, were 49.7% Russell 3000 Index, 18.8% MSCI EAFE Index NDTR D, and 31.5% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.12%
Other Expenses	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.71
Total Annual Account Operating Expenses	0.84%

(1)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.
Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	75

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2020 Account - Class 1	$86	$268	$466	$1,037

76	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

PRINCIPAL LIFETIME 2030 ACCOUNT

Principal Investment Strategies

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -9.29%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘06	6.54
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-20.20

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Life of Account(1)
Principal LifeTime 2030 - Class 1	-36.42%	-2.07%
Russell 3000 Index(2)	-37.31	-2.27
MSCI EAFE (Europe, Australia, Far East) Index NDTR D(2)	-43.38	1.54
Barclays Capital Aggregate Bond Index(2)	5.24	4.65
Principal LifeTime 2030 Blended Index(2)(3)	-31.24	-0.75
Morningstar Target-Date 2030+ Category Average	-37.51	-1.88

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
(3)	The weightings for this blended index as of March 31, 2009, were 56.3% Russell 3000 Index, 22.0% MSCI EAFE Index NDTR D, and 21.7% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.12%
Other Expenses	0.04
Acquired Fund (Underlying Fund) Operating Expenses	0.76
Total Annual Account Operating Expenses	0.92%

(1)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.
Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	77

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2030 Account - Class 1	$94	$293	$509	$1,131

78	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

PRINCIPAL LIFETIME 2040 ACCOUNT

Principal Investment Strategies

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -9.82%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘06	7.00
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.31

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Life of Account(1)
Principal LifeTime 2040 - Class 1	-38.16%	-2.16%
Russell 3000 Index(2)	-37.31	-2.27
MSCI EAFE (Europe, Australia, Far East) Index NDTR D(2)	-43.38	1.54
Barclays Capital Aggregate Bond Index(2)	5.24	4.65
Principal LifeTime 2040 Blended Index(2)(3)	-33.92	-1.10
Morningstar Target-Date 2030+ Category Average	-37.51	-1.88

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
(3)	The weightings for this blended index as of March 31, 2009, were 61.0% Russell 3000 Index, 24.5% MSCI EAFE Index NDTR D, and 14.5% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.12%
Other Expenses(2)	0.09
Acquired Fund (Underlying Fund) Operating Expenses	0.78
Total Annual Account Operating Expenses	0.99%

(1)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.
(2)	Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	79

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2040 Account - Class 1	$101	$315	$547	$1,213

80	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

PRINCIPAL LIFETIME 2050 ACCOUNT

Principal Investment Strategies

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account’s asset allocation will become more conservative over time.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -10.13%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘06	7.46
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.08

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Life of Account(1)
Principal LifeTime 2050 - Class 1	-39.05%	-2.35%
Russell 3000 Index(2)(3)	-37.31	-2.27
MSCI EAFE (Europe, Australia, Far East) Index NDTR D(2)	-43.38	1.54
Barclays Capital Aggregate Bond Index(2)	5.24	4.65
Principal LifeTime 2050 Blended Index(2)(3)	-35.39	-1.06
Morningstar Target-Date 2030+ Category Average	-37.51	-1.88

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
(3)	The weightings for this blended index as of March 31, 2009, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE Index NDTR D, and 10.0% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.12%
Other Expenses(2)	0.13
Acquired Fund (Underlying Fund) Operating Expenses	0.80
Total Annual Account Operating Expenses	1.05%

(1)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.
(2)	Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	81

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2050 Account - Class 1	$107	$334	$579	$1,283

82	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

Principal Investment Strategies

The Account invests primarily in underlying fixed-income Accounts, but also invests in underlying equity and hybrid accounts according to an asset allocation strategy designed for investors seeking current income from their investment.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -4.40%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘05	3.87
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-12.55

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Life of Account(1)
Principal LifeTime Strategic Income - Class 1	-23.89%	-0.74%
Barclays Capital Aggregate Bond Index(2)(3)	5.24	4.65
Russell 3000 Index(2)	-37.31	-2.27
MSCI EAFE (Europe, Australia, Far East) Index NDTR D(2)	-43.38	1.54
Principal LifeTime Strategic Income Blended Index(2)(4)	-7.47	3.46
Morningstar Target-Date 2000-2014 Category Average	-22.46	-0.54

(1)	Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.
(3)	The Manager and portfolio manager believe the Barclays Capital Aggregate Bond Index is a better representation of the universe of investment choices open to the Account under its investment philosophy than the Russell 3000 Index. The Russell 3000 Index is also shown.
(4)	The weightings for this blended index as of March 31, 2009, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE Index NDTR D, and 75.0% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.12%
Other Expenses(2)	0.06
Acquired Fund (Underlying Fund) Operating Expenses	0.52
Total Annual Account Operating Expenses	0.70%

(1)	Effective July 1, 2009, the Fund’s Management Fees will be reduced to 0.03%. This reduction is not reflected in the expense table or the expense examples.
(2)	Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	83

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime Strategic Income Account - Class 1	$72	$224	$390	$871

84	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

REAL ESTATE SECURITIES ACCOUNT

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal - REI”)

Objective:	The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Investor Profile:	The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Account’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest in small cap stocks, which as of December 31, 2008 ranged between $0.01 billion and $3.3 billion, as defined by the Russell 2000® Index. The Account may invest in mid cap stocks, which as of December 31, 2008 ranged between $0.02 billion and $14.9 billion, as defined by the Russell Midcap Index.

The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

  equity REITs, which primarily own property and generate revenue from rental income;
  mortgage REITs, which invest in real estate mortgages; and
  hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

In selecting securities for the Account, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. The Account is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Account is subject to non-diversification risk. The Account could purchase shares issued by an ETF to temporarily gain broad exposure to the equity market while awaiting purchase of underlying securities. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange-Traded Funds Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Initial Public Offerings Risk	• Liquidity Risk
• Management Risk	• Market Risk	• Mid Cap Stock Risk
• Non-Diversification Risk	• Real Estate Securities Risk	• Sector Risk
• Securities Lending Risk	• Small Company Risk	• Risk of Being an Underlying Fund

Principal - REI has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	85

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -29.14%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘04	17.84
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-34.16

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Real Estate Securities Account - Class 1	-32.86%	3.31%	9.13%
Real Estate Securities Account - Class 2(1)	-33.01	3.06	8.90
MSCI US REIT Index(2)	-37.97	0.67	7.19
Morningstar Specialty - Real Estate Category Average	-39.55	-0.66	6.76

(1)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.03	0.03
Total Annual Account Operating Expenses	0.93%	1.18%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

86	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Real Estate Securities Account - Class 1	$ 95	$296	$515	$1,143
Real Estate Securities Account - Class 2	120	375	649	1,432

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	87

SHORT-TERM BOND ACCOUNT
Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Account seeks to provide current income.
Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Account’s assets, the maturity date of a callable security or probable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Account considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
  mortgage-backed securities representing an interest in a pool of mortgage loans.

The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities (commonly known as “junk bonds” or “high yield securities”) and lend its portfolio securities to brokers, dealers and other financial institutions. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

The Account may invest in Eurodollar and Yankee Obligations and may invest up to 15% of the Account’s assets in foreign securities.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may actively trade portfolio securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Derivatives Risk	•	Eurodollar and Yankee Obligations
• Exchange Rate Risk	• Fixed-Income Securities Risk		Risk
• High Yield Securities Risk	• Liquidity Risk	•	Foreign Securities Risk
• Market Risk	• Municipal Securities Risk	•	Management Risk
• Portfolio Duration Risk	• Real Estate Securities Risk	•	Prepayment Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities	•	Securities Lending Risk
Risk

PGI has been the Account’s Sub-Advisor since its inception.

88	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is 0.12%

Highest return for a quarter during the period of the bar chart above:	Q3 ‘06	2.21
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-6.30

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Account(1)
Short-Term Bond Account - Class 1	-11.68%	-0.39%	-0.21%
Barclays Capital MF (1-3) US Government Credit Index(2)	4.97	3.80	3.83
Morningstar Short-Term Bond Category Average	-4.23	1.23	1.37

(1)	Lifetime results are measured from the date the Account was first sold (May 1, 2003).
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees(1)	0.49%
Other Expenses(1)	0.03
Total Annual Account Operating Expenses	0.52%

(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	89

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Bond Account - Class 1	$53	$167	$291	$653

90	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

SHORT-TERM INCOME ACCOUNT
Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)
Objective:	The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.
Investor Profile:	The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

The Account invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or, in the opinion of Edge, are of comparable quality (“investment-grade”). Under normal circumstances, the Account maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Account’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Account may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Account may lend its portfolio securities to brokers, dealers, and other financial institutions. The Account may invest up to 5% of its assets in preferred stock. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into swaps and currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Account may borrow money, enter into dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Account may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. This Account may be used as part of a fund of funds strategy.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Derivatives Risk	• Exchange Rate Risk	• Fixed-Income Securities Risk
• Foreign Securities Risk	• Liquidity Risk	• Management Risk
• Market Risk	• Portfolio Duration Risk	• Prepayment Risk
• Real Estate Securities Risk	• Securities Lending Risk	• Risk of Being an Underlying Fund
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Edge has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	91

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is 2.49%

Highest return for a quarter during the period of the bar chart above:	Q3 ‘01	3.20
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-2.03

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
Short-Term Income Account - Class 1	-0.57%	2.43%	4.29%
Short-Term Income Account - Class 2(2)	-1.23	2.10	4.01
Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)	0.28	2.95	4.81
Morningstar Short-Term Bond Category Average	-4.23	1.23	3.38

(1)	Performance reflects the performance of the predecessor fund.
(2)	Class 1 shares began operations on January 12, 1994 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustments results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.03	0.03
Total Annual Account Operating Expenses	0.53%	0.78%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

92	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Income Account - Class 1	$54	$170	$296	$665
Short-Term Income Account - Class 2	80	249	433	966

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	93

SMALLCAP BLEND ACCOUNT
Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)
Objective:	The Account seeks long-term growth of capital.
Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. PGI uses a research-driven investment approach to minimize unintended portfolio risks (including sector and market cap biases relative to the index) so that stock selection drives performance.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may actively trade portfolio securities in an attempt to achieve its investment objective.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Active Trading Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Initial Public Offerings Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Market Segment (Small Cap) Risk	• Securities Lending Risk	• Small Company Risk
• Value Stock Risk	•	•

PGI has been the Account’s Sub-Advisor since its inception.

94	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -15.16%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘99	26.75
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-26.33

Average Annual Total Returns (%)
For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Blend Account - Class 1	-36.73%	-1.45%	1.85%
Russell 2000 Index(1)	-33.79	-0.93	3.02
Morningstar Small Blend Category Average	-36.56	-1.30	4.39
(1) Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1
Management Fees	0.85%
Other Expenses(1)	0.05
Acquired Fund Fees and Expenses	0.07
Total Annual Account Operating Expenses	0.97%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	95

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Blend Account - Class 1	$99	$309	$536	$1,190

96	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

SMALLCAP GROWTH ACCOUNT II

Sub-Advisor(s):	UBS Global Asset Management (Americas), Inc. (“UBS Global AM”), Emerald Advisers,
Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Account seeks long-term growth of capital

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks

The Account pursues its investment objective by investing primarily in equity securities. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Account’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Account's assets in common stocks in an attempt to match or exceed the performance of the Account's benchmark index for performance. The Account's benchmark index for performance is identified in the average annual total returns table in the prospectus. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	97

equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/ underweights individual stocks relative to their weight in the Account's benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account's benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Initial Public Offerings Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Market Segment (Small Cap) Risk	• Securities Lending Risk	• Small Company Risk
• Risk of Being an Underlying Fund

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. Emerald was added as an additional Sub-Advisor on August 26, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -8.38%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	59.52
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-37.66

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Growth Account II - Class 1	-41.15%	-4.39%	-3.21%
SmallCap Growth Account II - Class 2(1)	-41.25	-4.64	-3.45
Russell 2000 Growth Index(2)	-38.54	-2.35	-0.76
Morningstar Small Growth Category Average	-41.55	-3.52	1.51

(1)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

98	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(2)	0.08	0.08
Total Annual Account Operating Expenses	1.08%	1.33%

(1)	Effective July 1, 2009, Principal will contractually limit the Account’s Management Fees through the period ending April 30, 2011. The expense limit will reduce the Fund’s Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis).
(2)	Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Growth Account II - Class 1	$110	$343	$595	$1,317
SmallCap Growth Account II - Class 2	135	421	729	1,601

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	99

SMALLCAP VALUE ACCOUNT I
Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment
Management, Inc. (“J.P. Morgan”)
Objective:	The Account seeks long-term growth of capital.
Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks

The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Up to 25% of the Account’s assets may be invested in foreign securities. The Account may invest in real estate investment trusts in an attempt to achieve its investment objective. The Account may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

J.P. Morgan uses a combination of quantitative and fundamental research, and then implements a disciplined portfolio construction process to build a portfolio. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000® Value Index. J.P. Morgan continuously screens the small company universe to identify those companies that exhibit favorable valuation and momentum factor rankings. J.P. Morgan ranks these companies within economic sectors according to their relative attractiveness. J.P. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Account sub-advised by J.P. Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.

The portion of the Account managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Account, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Account has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

100	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Account's assets in common stocks in an attempt to match or exceed the performance of the Account's benchmark index for performance. The Account's benchmark index for performance is identified in the average annual total returns table in the prospectus. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/ underweights individual stocks relative to their weight in the Account's benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account's benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Initial Public Offerings Risk	• Liquidity Risk
• Management Risk	• Market Risk	• Market Segment (Small Cap) Risk
• Real Estate Securities Risk	• Securities Lending Risk	• Small Company Risk
• Risk of Being an Underlying Fund	• Value Stock Risk

J.P. Morgan has been the Account’s Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account. On December 31, 2007, Mellon Equity was merged with its affiliate Mellon Capital Management Corporation. Mellon Capital is one of the Account’s Sub-Advisors.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -19.98%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	23.76
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-25.12

Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Value Account I - Class 1	-31.82%	-0.88%	7.70%
SmallCap Value Account I - Class 2(1)	-31.89	-1.09	7.51
Russell 2000 Value Index(2)	-28.92	0.27	6.11
Morningstar Small Value Category Average	-32.24	-0.97	5.51

(1)	Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	101

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1(1)	Class 2(1)
Management Fees(2)(3)	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(2)	0.05	0.05
Acquired Fund Fees and Expenses	0.03	0.03
Total Annual Account Operating Expenses	1.18%	1.43%
Expense Reimbursement	0.14	0.14
Net Expenses	1.04%	1.29%

(1)	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending April 30, 2010.
The expense limits will maintain a total level of operating expenses, not including Acquired Fund Fees and Expenses or interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares and 1.26% for Class 2 shares.
(2)	Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.
(3)	Effective July 1, 2009, Principal will contractually limit the Account’s Management Fees through the period ending April 30, 2011. The expense limit will reduce the Fund’s Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Value Account I - Class 1	$106	$356	$631	$1,416
SmallCap Value Account I - Class 2	131	434	764	1,697

102	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

STRATEGIC ASSET MANAGEMENT (“SAM”) PORTFOLIOS

Principal Variable Contracts Funds, Inc. provides a broad selection of investment choices, including asset allocation strategies available through the SAM Flexible Income, SAM Conservative Balanced, SAM Balanced, SAM Conservative Growth, and SAM Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. Each of the SAM Portfolios may invest, at the Sub-Advisor’s discretion, in the Class 1 shares of any equity Accounts or fixed-income Accounts of Principal Variable Contracts Funds as well as Institutional Class shares issued by any of the investment portfolios of Principal Funds, Inc. (collectively, the “underlying funds”). The Sub-Advisor for the SAM Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios

In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the underlying funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding underlying funds. Without shareholder approval, Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the underlying funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

  short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
  other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
  commercial paper, including master notes;
  bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
  repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Accounts, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	103

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks

There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the underlying funds it owns. Each Portfolio’s investments are invested in the underlying funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the underlying funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the underlying funds in the proportions in which the Portfolio invests in them.

The SAM Balanced, Conservative Growth, and Strategic Growth Portfolios have a greater exposure to the following risks (as defined in Appendix A):

• Emerging Market Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Market Segment (Large Cap) Risk
• Risk of Being an Underlying Fund	• Value Stock Risk

The SAM Flexible Income and Conservative Balanced Portfolios have a greater exposure to the following risks (as defined in Appendix A):

• Derivatives Risk	• Fixed-Income Securities Risk	• High Yield Securities Risk
• Portfolio Duration Risk	• Prepayment Risk	• Risk of Being an Underlying Fund
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks (as defined in Appendix A) associated with such investments including:

• Derivatives Risk	• Fixed-Income Securities Risk	• U.S. Government Securities Risk

104	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Each Portfolio is also subject to the following risks: Asset Allocation Risk (as defined in Appendix A).

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Investment Company Securities Risk (as defined in Appendix A).

Liquidity Risk (as defined in Appendix A).

Management Risk (as defined in Appendix A).

Market Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Securities Lending Risk (as defined in Appendix A).

Edge has provided investment advice to each SAM Portfolio since the inception of the Portfolios.

As of December 31, 2008, the Portfolios’ assets were allocated among the Underlying Funds as follows:

			SAM	SAM	SAM	SAM
		SAM	Conservative	Conservative	Flexible	Strategic
		Balanced	Balanced	Growth	Income	Growth
Underlying Fund		Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Disciplined LargeCap Blend Fund		5.97%	3.87%	7.43%	2.53%	9.11%
Diversified International Account		6.37	4.40	8.80	2.94	10.18
Equity Income Account		12.32	7.88	16.67	4.67	17.90
High Yield Fund		4.19	6.56	2.95	7.22	4.24
Income Account		10.42	16.75	4.02	20.84	—
International Emerging Markets Account		1.99	1.49	2.38	0.78	3.03
LargeCap Growth Account		8.74	5.88	11.20	3.90	11.85
LargeCap Growth Fund II		8.78	5.95	10.68	3.99	12.14
LargeCap Value Account III		5.48	3.44	6.52	4.20	8.49
MidCap Stock Account		3.40	2.55	5.40	2.40	6.21
Money Market Account		0.59	0.73	0.70	0.25	0.42
Mortgage Securities Account		14.83	22.22	6.75	26.25	—
Preferred Securities Fund		3.73	4.68	1.99	6.30	—
Real Estate Securities Account		2.77	1.81	3.33	1.48	3.54
Short-Term Income Account		2.58	6.21	0.65	9.56	0.46
SmallCap Growth Account II		1.81	1.41	2.22	0.82	2.70
SmallCap Value Account I		1.87	1.26	2.23	0.86	2.74
West Coast Equity Account		4.16	2.91	6.08	1.01	6.99
	TOTAL	100.00%	100.00%	100.00%	100.00%	100.00%

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	105

Historical Performance

A bar chart and table showing the historical investment performance of each SAM Portfolio are provided below with the description of each Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds. The separate account expenses, cost of insurance or other contract-level expenses are not included in the performance for each SAM Portfolio. Total returns would be lower if such expenses were included.

Fees and Expenses of the SAM Portfolios

The following annual portfolio operating expenses tables show the operating expenses (expressed as a percentage of average daily net assets) incurred by the SAM Portfolios during the fiscal year ended December 31, 2008. The tables also show the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended December 31, 2008.

These fees and expenses shown in the table and included in the examples do not include the effect of any sales charge, separate account expenses or contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the performance shown.

106	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

FLEXIBLE INCOME PORTFOLIO

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the
Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies

The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents generally invests no more than 30% of its net assets in equity funds may invest up to 30% of its assets in any single equity funds

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -2.93%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	6.48
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-6.95

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	107

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SAM Flexible Income Portfolio - Class 1	-13.76%	1.48%	4.14%
SAM Flexible Income Portfolio - Class 2(2)	-14.02	1.22	3.88
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
S&P 500 Index(3)	-37.00	-2.19	-1.38
Capital Benchmark (20/80)(3)(4)	-4.56	3.39	4.41
Morningstar Conservative Allocation Category Average	-18.61	0.49	1.86

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses.
(2)	Class 1 shares began operations on September 9, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index are 20% S&P 500 Index and 80% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.58	0.58
Total Annual Account Operating Expenses	0.84%	1.09%
(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio - Class 1	$ 86	$268	$466	$1,037
Flexible Income Portfolio - Class 2	111	347	601	1,329

108	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

CONSERVATIVE BALANCED PORTFOLIO

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies

The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -4.32%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	8.35
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-10.39

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	109

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Balanced Portfolio - Class 1	-19.21%	1.37%	2.99%
SAM Conservative Balanced Portfolio - Class 2(2)	-19.41	1.11	2.74
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
S&P 500 Index(3)	-37.00	-2.19	-1.38
Capital Benchmark (40/60)(3)(4)	-13.65	2.08	3.09
Morningstar Conservative Allocation Category Average	-18.61	0.49	1.86

(1)	Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies. The predecessor fund’s performance between 1999 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.
(2)	Class 1 shares began operations on April 23, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index are 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.02	0.02
Acquired Fund (Underlying Fund) Operating Expenses	0.62	0.62
Total Annual Account Operating Expenses	0.89%	1.14%
(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Conservative Balanced Portfolio - Class 1	$ 91	$284	$493	$1,096
Conservative Balanced Portfolio - Class 2	116	362	628	1,386

110	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

BALANCED PORTFOLIO

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies

The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed- income funds and cash equivalents may invest up to 30% of its assets in any single equity fund may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -6.95%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	15.37
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-14.58

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	111

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SAM Balanced Portfolio - Class 1	-26.18%	0.70%	4.07%
SAM Balanced Portfolio - Class 2(2)	-26.42	0.44	3.81
S&P 500 Index(3)	-37.00	-2.19	-1.38
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
Capital Benchmark (60/40)(3)(4)	-22.06	0.71	1.69
Morningstar Moderate Allocation Category Average	-28.00	-0.60	1.19

(1)	Performance reflects the performance of the predecessor fund.
(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index are 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.66	0.66
Total Annual Account Operating Expenses	0.92%	1.17%
(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Balanced Portfolio - Class 1	$ 94	$293	$509	$1,131
Balanced Portfolio - Class 2	119	372	644	1,420

112	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

CONSERVATIVE GROWTH PORTFOLIO

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies

The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  generally invests at least 60% of its net assets in equity funds may invest up to 40% of its assets in any single equity fund may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -9.08%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	21.54
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.24

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	113

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Growth Portfolio - Class 1	-33.11%	-0.38%	3.41%
SAM Conservative Growth Portfolio - Class 2(2)	-33.30	-0.62	3.16
S&P 500 Index(3)	-37.00	-2.19	-1.38
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
Capital Benchmark (80/20)(3)(4)	-29.83	-0.71	0.19
Morningstar Moderate Allocation Category Average	0.28	-0.60	1.19

(1)	Performance reflects the performance of the predecessor fund.
(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	The weightings for this blended index are 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.70	0.70
Total Annual Account Operating Expenses	0.96%	1.21%
(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Conservative Growth Portfolio - Class 1	$ 98	$306	$531	$1,178
Conservative Growth Portfolio - Class 2	123	384	665	1,466

114	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

STRATEGIC GROWTH PORTFOLIO

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies

The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

  generally invests at least 75% of its net assets in equity funds may invest up to 50% of its assets in any single equity fund may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -10.18%

Highest return for a quarter during the period of the bar chart above:	Q4 ‘99	25.82
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.38

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	115

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
SAM Strategic Growth Portfolio - Class 1	-37.42%	-1.18%	2.90%
SAM Strategic Growth Portfolio - Class 2(2)	-37.56	-1.42	2.67
Barclays Capital Aggregate Bond Index(3)	5.24	4.65	5.63
S&P 500 Index(3)	-37.00	-2.19	-1.38
Russell 3000 Index(3)	-37.31	-1.95	-0.80
Morningstar Large Blend Category Average	-37.79	-2.47	-0.84

(1)	Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses.
(2)	Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

The additional indices are used to display the performance of the various asset classes used by the Account.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees(1)	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.02	0.02
Acquired Fund (Underlying Fund) Operating Expenses	0.73	0.73
Total Annual Account Operating Expenses	1.00%	1.25%
(1) Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Strategic Growth Portfolio - Class 1	$102	$318	$552	$1,225
Strategic Growth Portfolio - Class 2	127	397	686	1,511

116	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

WEST COAST EQUITY ACCOUNT

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Account seeks to provide long-term growth of capital.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and real estate investment trust (“REIT”)
securities.

Main Strategies and Risks

Under normal circumstances, at least 80% of the Account’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Account which could be adversely impacted by economic trends within this four-state area.

The Account may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed- income securities (sometimes called “junk bonds”). The Account may also invest up to 25% of its net assets in securities of foreign issuers.

In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value. The Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. This Account may be used as part of a fund of funds strategy.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Geographic Concentration Risk	• Growth Stock Risk	• High Yield Securities Risk
• Liquidity Risk	• Management Risk	• Market Risk
• Mid Cap Stock Risk	• Prepayment Risk	• Real Estate Securities Risk
• Securities Lending Risk	• Small Company Risk	• Risk of Being an Underlying Fund
• Value Stock Risk

Edge has been the Account’s Sub-Advisor since its inception.

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	117

An Account’s past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

The year-to-date return as of March 31, 2009 is -9.37%

Highest return for a quarter during the period of the bar chart above:	Q2 ‘01	30.34
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-25.94

Average Annual Total Returns (%)(1)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years	Past 10 Years
West Coast Equity Account - Class 1	-33.37%	-0.08%	5.84%
West Coast Equity Account - Class 2(2)	-33.56	-0.34	5.58
Russell 3000 Index(3)	-37.31	-1.95	-0.80
Morningstar Mid-Cap Blend Category Average	-39.18	-1.89	2.92

(1)	Performance reflects the performance of the predecessor fund.
(2)	Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on November 6, 2001. The returns for
Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Account

These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses

(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets

For the year ended December 31, 2008	Class 1	Class 2
Management Fees	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(1)	0.04	0.04
Total Annual Account Operating Expenses	0.67%	0.92%
(1) Other Expenses have been restated to reflect expenses being deducted from current assets.

118	ACCOUNT DESCRIPTIONS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
West Coast Equity Account - Class 1	$68	$214	$373	$ 835
West Coast Equity Account - Class 2	94	293	509	1,131

Principal Variable Contracts Funds, Inc.	ACCOUNT DESCRIPTIONS	119

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Accounts or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Accounts or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks. The term “Account,” as used in this section, includes any of the investment portfolios of Principal Funds, Inc. in which the SAM Portfolios may invest from time to time at the discretion of Edge, the Sub-Advisor for the SAM Portfolios or the underlying funds of the Principal LifeTime Accounts.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty’s collateral invested by the Account declines in value as a result of investment losses.

120	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Variable Contracts Funds, Inc.
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Currency Contracts

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account’s investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

The Asset Allocation, Balanced, Bond & Mortgage Securities, Equity Income, Income, MidCap Stock, Short-Term Bond, and West Coast Equity Accounts may invest in debt securities rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. The Principal Funds, Inc. High Yield Fund may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

Principal Variable Contracts Funds, Inc.	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	121

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts

The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT’s expenses, including management fees, and will remain subject to the Account’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)

Certain of the Accounts may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When the Account’s asset base is small, a significant portion of the Account’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account’s assets grow, the effect of the Account’s investments in IPOs on the Account’s performance probably will decline, which could reduce the Account’s performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account’s portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.

Municipal Obligations and AMT-Subject Bonds

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

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Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Derivatives

To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), and forward currency contracts for both hedging and non-hedging purposes.

Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account or the reference currency relates to an eligible investment for the Account.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account’s initial investment; and
  the possibility that the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)

These are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Account could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Principal Variable Contracts Funds, Inc.	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	123

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

An Account treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. An Account may invest in convertible securities without regard to their ratings.

Foreign Investing

As a principal investment strategy, the Diversified International, International Emerging Markets, and International SmallCap Accounts may invest in securities of foreign companies. The other Accounts (except the Government & High Quality Bond and Mortgage Securities Accounts) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

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Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Geographic Concentration

Potential investors in the West Coast Equity Account should consider the possibility of greater risk arising from the geographic concentration of their investments. The Account has more exposure to local or regional economic risks than Accounts that invest more broadly.

Small and Medium Capitalization Companies

The Accounts (except Bond & Mortgage Securities, Government & High Quality Bond, Money Market, and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The LargeCap Blend II, LargeCap S&P 500 Index, LargeCap Value, and LargeCap Value III Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years of continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

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Temporary Defensive Measures

From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Fund of Funds

The performance and risks of each Principal LifeTime Account and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Account or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Accounts and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Account or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Account and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Account or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Risk of Being an Underlying Fund.

Portfolio Turnover

“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in an Account’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Accounts that engage in active trading may have high portfolio turnover rates.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account’s performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

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PRICING OF ACCOUNT SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts, except the Money Market Account, the NAV is calculated by:

  taking the current market value of the total assets of the Account subtracting liabilities of the Account
  dividing the remainder proportionately into the classes of the Account subtracting the liabilities of each class
  dividing the remainder by the total number of shares owned in that class.

With respect to an Account that invests in other registered investment company Accounts and Funds (Principal LifeTime Accounts and SAM Portfolios), the Account’s NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Account invests.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors.
An Account’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.
Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to “fair value” some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the

U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account’s NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

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DIVIDENDS AND DISTRIBUTIONS

The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.

MANAGEMENT OF THE FUND

The Manager

Principal Management Corporation (“Principal”) serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager’s address is Principal Financial Group, 680 8th Street, Des Moines, Iowa 50392.

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, LargeCap Value Account III, SmallCap Growth Account II, and SmallCap Value Account I. The remaining assets in each of these Accounts will be managed by the sub-advisor(s) named in the prospectus.

Principal will provide these investment advisory services through a portfolio manager who will function as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager will have access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager will also have access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Accounts. The portfolio managers Principal has appointed for each Principal LifeTime Account are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio managers PGI have appointed for each Principal LifeTime Account are David M. Blake, Tim Dunbar, and Dirk Laschanzky. Messrs. Blake, Dunbar, Fennessey, Finnegan, Laschanzky, and Welch share day-to-day management of the Principal LifeTime Accounts according to their respective responsibilities which are described as follows. On behalf of PGI, Messrs. Blake, Dunbar, and Laschanzky develop, implement, and monitor the Account’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Messrs. Blake, Dunbar and Laschanzky set, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Accounts since 2008.

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Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Accounts since 2008.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University. He has had responsibility for the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Accounts since 2008.

Cash Management Program

On or about May 1, 2009, Principal will implement the following program. Each account has cash available in its portfolios to meet redemption requests and to pay expenses. Additionally, accounts receive cash flows when shareholders purchase shares. Principal will invest the cash, which comprises a very small portion of the accounts’ portfolios, in money market investments and in stock index futures contracts based on the account’s market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Accounts. Principal will implement a cash management program for the following Accounts: LargeCap Blend II, LargeCap Growth I, LargeCap Value III, SmallCap Growth II, and SmallCap Value I.

The Sub-Advisors

Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service to the portion of the assets of a specific Account or Portfolio allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Accounts have multiple Sub-Advisors. For those Accounts, Principal determines the portion of the Account’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times, existing Account assets may be reallocated among Sub-Advisors.

Information regarding the Sub-Advisors and individual portfolio managers is set forth below. We identified the year the portfolio manager assumed day-to-day responsibility for day-to-day fund management of the oldest share class of the Account and in some cases, the predecessor account. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each of the Accounts or Portfolios.

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Sub-Advisor: AllianceBernstein L.P. “AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105. The management of and investment decisions for the Account’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Account’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Account’s portfolio are Marilyn Fedak and John Mahedy.

	Day-to-day
Account	Account Management	Since

LargeCap Value III	Marilyn Fedak	2002
	John Mahedy	2006
	Chris Marx	2006
	John D. Phillips, Jr.	2002

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group.
CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Mr. Rizza is the lead portfolio manager, and Mr. Bisighini has responsibility for research and supports Mr. Rizza on the day-to-day management of the Fund.

	Day-to-day
Account	Account Management	Since

LargeCap Growth	Thomas J. Bisighini	2009
	Anthony Rizza	2005

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Thomas J. Bisighini, CFA. Mr. Bisighini, Senior Vice President/Senior Securities Analyst, joined Columbus Circle Investors in May 2004. He earned a BS from Bentley College and an MBA in Finance from Fordham University. Mr. Bisighini has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He earned a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor: Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is Two Union Square, 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

When more than one portfolio manager is identified as being responsible for the day-to day portfolio management, the portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Account	Account Management	Since
Equity Income	David W. Simpson	2008
	Joseph T. Suty	2005
Income	John R. Friedl	2005
MidCap Stock	Daniel R. Coleman	2001
Mortgage Securities	Craig V. Sosey	1998
SAM Balanced Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Conservative Balance Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Conservative Growth Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Flexible Income Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
SAM Strategic Growth Portfolio	Michael D. Meighan	2003
	Randall L. Yoakum	2000
Short-Term Income	Craig V. Sosey	2000
West Coast Equity	Philip M. Foreman	2005

Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman joined Edge in October 2001. Mr. Coleman earned a Bachelor’s degree in Finance from the University of Wisconsin and an MBA from New York University.

Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager, has been employed by Edge since January of 2002. Mr. Foreman earned a Bachelor’s degree in Economics from the University of Washington and an MBA from the University of Puget Sound. He has earned the right to use the Chartered Financial Analyst designation.

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John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been employed as an investment professional at Edge since August 1998. Mr. Friedl earned a BA in Communications and History from the University of Washington and a Master's degree in Finance from Seattle University. He has earned the right to use the Chartered Financial Analyst designation.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation, joined Edge in 1999. Mr. Meighan earned a Bachelor’s degree from Santa Clara University and an MBA from Gonzaga University. He has earned the right to use the Chartered Financial Analyst designation. Mr. Meighan, whose employment contract terminates December 31, 2009, has informed Edge that he does not plan to renew his contract. Edge expects to announce the details of a long-term succession plan in the near future.

David W. Simpson, CFA. Mr. Simpson, portfolio manager, joined Edge in 2003. Mr. Simpson earned a Bachelor's degree from the University of Illinois and an MBA in Finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Craig V. Sosey. Mr. Sosey, Portfolio Manager, has been employed by Edge since May 1998. Mr. Sosey earned a bachelor's degree in Business Administration, Finance from the University of the Pacific and an MBA from the University of California, Berkeley.

Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager, joined Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm. He earned a Bachelor's degree in Finance from the University of Detroit and an MBA in Finance from Stanford University. He has earned the right to use the Chartered Financial Analyst designation.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation, joined Edge in 1999. He earned a Bachelor's degree from Pacific Lutheran University and an MBA from Arizona State University. He has earned the right to use the Chartered Financial Analyst designation. Mr. Yoakum's employment contract terminates December 31, 2009. He has elected not to renew his contract. Edge expects to announce the details of a long-term succession plan in the near future.

Sub-Advisor: Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

	Day-to-day
Account	Account Management	Since

SmallCap Growth II	Joseph W. Garner	2006
	Kenneth G. Mertz	2004
	Stacey L. Sears	2004

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Mr. Garner earned a BA in Economics from Millersville University and an MBA from the Katz Graduate School of Business, University of Pittsburgh.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. He earned a BA in Economics from Millersville University.

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Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor: Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

	Day-to-day
Account	Account Management	Since

SmallCap Growth II	Nancy B. Prial	2006

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm in 2004, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Account	Account Management	Since

MidCap Value II	Bruce Jacobs	2006
	Ken Levy	2006

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. He co-founded Jacobs Levy in 1986. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. He co-founded Jacobs Levy in 1986. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor: J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an
indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company.
Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Account	Account Management	Since

SmallCap Value I	Christopher T. Blum	2002
	Dennis S. Ruhl	2005

Christopher T. Blum, CFA. Managing Director, is the CIO of the U.S. Behavioral Finance Group responsible for the Intrepid and Behavioral Small Cap strategies. He rejoined the firm in 2001, as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Mr. Blum has earned the right to use the Chartered Financial Analyst designation.

Dennis S. Ruhl, CFA. Mr. Ruhl, Vice President, joined the company in 1999. He is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Mr. Ruhl also acts as a portfolio manager and leads the group’s quantitative research effort. He previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor’s degrees in Mathematics and Computer Science and a Master’s degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Mellon Capital Management Corporation (“Mellon Capital”), with offices located at 50 Fremont Street, San Francisco, California 94105 and offices located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258, is a wholly owned subsidiary of The Bank of New York Mellon (“BNY Mellon”).

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Account	Account Management	Since

MidCap Growth I	Adam T. Logan	2005
	John O’Toole	1998

SmallCap Value I	Ronald P. Gala	2005
	Peter D. Goslin	2005

Ronald P. Gala, CFA. Mr. Gala, Director and Senior Portfolio Manager with Mellon Capital, joined the firm in 1993. Mr. Gala earned a BS in Business Administration from Duquesne University and an MBA in Finance from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin, Vice President and Senior Portfolio Manager with Mellon Capital, joined the firm in 1999. Mr. Goslin earned a BS in Finance from St. Vincent College and an MBA in Finance at the University of Notre Dame Graduate School of Business. He has earned the right to use the Chartered Financial Analyst designation.

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Adam T. Logan, CFA. Mr. Logan, Vice President and Senior Portfolio Manager with Mellon Capital, joined the company in 1998. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Mr. O’Toole, DIrector and Senior Portfolio Manager with Mellon Capital, joined the company in 1990. Mr. O’Toole earned a BA in Economics from the University of Pennsylvania and an MBA in Finance from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”), 522 Fifth Avenue, New York, NY 10036, is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Morgan Stanley Investment Management provides investment advice to a wide variety of individual, institutional, and investment company clients.

	Day-to-day
Account	Account Management	Since

Asset Allocation	Francine J. Bovich	1994

Francine J. Bovich. Ms. Bovich has been a Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997 and a Principal prior thereto. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.

Ms. Bovich is co-head of Morgan Stanley’s Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Account’s assets among equities, bonds and money market instruments.

Sub-Advisor: Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations, including London, Sydney, and Singapore.

As reflected in the list below, the day-to-day portfolio management, for some Accounts, is shared by multiple portfolio managers. In each such case, except where noted in the Management of the Fund, The Manager section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Account	Account Management	Since

Balanced	Dirk Laschanzky	2001

Bond & Mortgage Securities	William C. Armstrong	2000
	Timothy R. Warrick	2002

Diversified International	Paul H. Blankenhagen	2003
	Juliet Cohn	2004
	Christopher Ibach	2005

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Government & High Quality Bond	Bryan C. Davis	2008
	Brad Fredericks	2005

International Emerging Markets	Michael Ade	2007
	Mihail Dobrinov	2007
	Michael L. Reynal	2001

International SmallCap	Brian W. Pattinson	2001

LargeCap S&P 500 Index	Dirk Laschanzky	2003
	Scott W. Smith	2007

LargeCap Value	Arild Holm	2008
	John Pihlblad	2001

MidCap Blend	K. William Nolin	2000

Money Market	Tracy Reeg	2000
	Alice Robertson	1999

Principal LifeTime 2010	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2004

Principal LifeTime 2020	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2004

Principal LifeTime 2030	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2004

Principal LifeTime 2040	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2004

Principal LifeTime 2050	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2004

Principal LifeTime Strategic Income	David M. Blake	2008
	Tim Dunbar	2008
	Dirk Laschanzky	2004

Short-Term Bond	Craig Dawson	2005
	Doug Earney	2008

SmallCap Blend	Thomas Morabito	2000
	Phil Nordhus	2006

Michael Ade, CFA. Mr. Ade is a portfolio manager at an affiliate advisor in Singapore. He serves as a co-manager for diversified emerging markets and Asian equity strategies. Based in Singapore, his analytical responsibilities are focused on the Asian consumers sector. Mr. Ade joined the firm in 2001. He earned a bachelor's degree in finance from the University of Wisconsin. Mr. Ade has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

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William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. He earned a Bachelor’s degree from Kearney State College and a Master’s degree from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

David M. Blake, CFA. Mr. Blake, executive director and chief investment officer of fixed income for PGI, joined PGI in 2000. Mr. Blake earned a Bachelor’s degree and an MBA from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined PGI in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Bachelor’s degree in Finance from Iowa State University and a Master’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn, MSI. Ms. Cohn is a managing director - portfolio manager at an affiliate advisor in London. She is responsible for managing the firm's Dublin-domiciled European equity fund and co-managing core international equity portfolios, where she has a primary focus on Europe. Ms. Cohn is also active in company research with an emphasis on the health care sector. She joined the firm in 2003. Ms. Cohn earned a bachelor's degree in mathematics from Trinity College, Cambridge, England. She is a Member of the Securities Institute.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives.

Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He can became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned a Bachelor’s degree in Finance and an MBA from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mr. Dobrinov does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Tim Dunbar. Mr. Dunbar is executive director and head of equities for PGI. In this capacity, he oversees the business management and strategic direction of the firm's equity group on a global basis. He joined Principal Financial Group in 1986 and has held a wide range of investment management roles and has been a member of the PGI senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar earned a Bachelor's degree from Iowa State University.

Doug Earney, CFA. Mr. Earney, portfolio manager, joined PGI in 2000. His current responsibilities include managing multi-sector portfolios including long duration, stable value, and third-party insurance company mandates. Mr. Earney's prior responsibilities have included asset allocation, risk management, and investment strategy development for multi-asset class portfolios. He earned a Bachelor's degree in Mechanical Engineering from Iowa State University and an MBA in Finance and Accounting from the University of Chicago. Mr. Earney has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

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Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm, portfolio manager, joined PGI in 2002. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Mr. Holm earned a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England) and an MBA in Finance from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach, associate portfolio manager and equity research analyst, joined PGI in 2002. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Mr. Ibach earned a Bachelor’s degree in Electrical Engineering and an MBA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky, portfolio manager, joined PGI in 1997. He is responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Mr. Laschanzky earned a BA and an MBA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Thomas Morabito, CFA. Mr. Morabito joined PGI in 2000 and leads the small-cap portfolio management team for PGI. He earned a BA in Economics from State University of New York and an MBA in Finance from Northeastern University. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin, portfolio manager, joined PGI in 1994. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He earned a Bachelor’s degree in Finance from the University of Iowa and an MBA from the Yale School of Management. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned a Bachelor’s degree in Economics from Kansas State University and an MBA from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Brian W. Pattinson, CFA. Mr. Pattinson is a portfolio manager at PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined PGI in 1994. Mr. Pattinson earned a Bachelor’s and an MBA degree in Finance from the University of Iowa. he has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg, portfolio manager, joined PGI in 1993. She is involved in the portfolio management of money market portfolios. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal, portfolio manager, joined PGI in 2001. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Mr. Reynal earned a BA in History from Middlebury College, an MBA from the Amos Tuck School at Dartmouth College and an MA in History from Christ’s College at the University of Cambridge.

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Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Ms. Robertson earned a Bachelor’s degree in Economics from Northwestern University and a Master’s degree in Finance and Marketing from DePaul University.

Scott W. Smith. Mr. Smith, research analyst and portfolio manager, joined PGI in 1999. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within PGI. He earned a Bachelor’s degree in Finance from Iowa State University.

Timothy R. Warrick, CFA. Mr. Warrick joined PGI in 1990 and is a portfolio manager with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He earned a Bachelor’s degree in Accounting and Economics from Simpson College and an MBA in Finance from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal—REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

	Day-to-day
Account	Account Management	Since

Real Estate Securities	Kelly D. Rush	1998

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the real estate investment trust (REIT) activity for Principal - REI, the dedicated real estate group of PGI. He has been with the real estate investment area of the firm since 1987. He earned a Bachelor’s degree in Finance and an MBA in Business Administration from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor: T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202. Ms. Dopkin serves as a portfolio coordinator for the LargeCap Blend Account II. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the LargeCap Blend Account II.

	Day-to-day
Account	Account Management	Since

LargeCap Blend II	Anna M. Dopkin	2007
	Ann M. Holcomb	2009

LargeCap Growth I	Robert W. Sharps	2004

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Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of U.S. Equity Research North America, and a member of the firm’s Equity Steering Committee. She joined T. Rowe Price in 1996. Ms. Dopkin earned a BS from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ann M. Holcomb, CFA. Ms. Holcomb is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. She is also a portfolio manager and quantitative analyst in the Quantitative Equity Group. Ms. Holcomb is a vice president and Investment Advisory Committee member of the Capital Opportunity Fund. She joined the firm in 1996. Ms. Holcomb earned a BA in Mathematics from Goucher College and an MS in Finance from Loyola College. She has also earned the right to use the Chartered Financial Analyst designation.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the Equity Steering Committee. Mr. Sharps joined the firm in 1997. He earned a BS in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Sub-Advisor: UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Account	Account Management	Since

SmallCap Growth II	Paul A. Graham, Jr.	2002
	David N. Wabnik	2002

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. Mr. Graham earned a BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. Mr. Wabnik earned a BS from Binghamton University and an MBA from Columbia Business School.

Sub-Advisor: Westwood Management Corp. (“Westwood”), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. Westwood’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The day-to-day portfolio management is shared by a portfolio management team. The portfolio management team participates in regular meetings during which investment ideas are discussed. Investment decisions are made by majority agreement of the portfolio management team. The team members with the most significant responsibility for the Account’s assets are listed below; the list does not include all members of the investment team.

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	Day-to-day
Account	Account Management	Since

LargeCap Value III	Susan M. Byrne	2008
	Mark R. Freeman	2008
	Scott D. Lawson	2008
	Jay K. Singhania	2008
	Kellie R. Stark	2008

Susan M. Byrne. Ms. Byrne has served as Chairman and Chief Investment Officer since founding Westwood in 1983. She participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Byrne attended the University of California at Berkeley.

Mark R. Freeman, CFA. Mr. Freeman has served as Senior Vice President and Portfolio Manager for Westwood since 2006. He joined Westwood in 1999 and served as Vice President and Portfolio Manager from 2000 to 2006. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Freeman earned a BA in Economics from Millsaps College and an MS in Economics from Louisiana State University. Mr. Freeman has earned the right to use the Chartered Financial Analyst designation.

Scott D. Lawson, CFA. Mr. Lawson has served as Vice President and Senior Research Analyst since joining Westwood in 2003. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity for the Fund. Mr. Lawson earned a BS in Economics from Texas Christian University and an MBA from St. Louis University. Mr. Lawson has earned the right to use the Chartered Financial Analyst designation.

Jay K. Singhania, CFA. Mr. Singhania has served as Vice President and Research Analyst for Westwood since 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst for Westwood from 2002 to 2004. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. He has authority to direct trading activity on the Fund. Mr. Singhania earned a BBA in Finance from the University of Texas at Austin and participated in its MBA Undergraduate Financial Analyst Program, specializing in the Energy sector. Mr. Singhania has earned the right to use the Chartered Financial Analyst designation.

Kellie R. Stark, CFA. Ms. Stark has served as Senior Vice President for Westwood since 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for Westwood from 1997 to 2004. She joined Westwood in 1992. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock selection and weights for the model portfolio. She has authority to direct trading activity for the Fund. Ms. Stark earned a BS in Finance and an MBA with an emphasis in Accounting from the University of Colorado at Boulder. Ms. Stark has earned the right to use the Chartered Financial Analyst designation.

The Sub-Sub-Advisors

Principal Global Investors, LLC (“PGI”) has entered into a sub-sub-advisory agreement for an Account. Under this agreement, the sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Account’s assets. PGI pays the sub-sub-advisor a fee.

PGI is the sub-advisor for the Bond & Mortgage Securities Account. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Account’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor.

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Sub-Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors LLC and a member of the Principal Financial
Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT
06905.

The day-to day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

L. Phillip Jacoby. Mr. Jacoby, Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee, joined Spectrum in 1995. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman, Chief Investment Officer of Spectrum and Chair of its Investment Committee, joined Spectrum in 1995. He earned both a Bachelor’s degree in Industrial Relations and an MBA in Finance from Cornell University.

Fees Paid to the Manager

Each Account pays Principal a fee for its services, which includes any fee Principal pays to the Account’s Sub-Advisor. Each Account paid the following fee (as a percentage of the Account’s average daily net assets) for the fiscal year ended December 31, 2008:

Asset Allocation Account	0.80%	Mortgage Securities Account	0.50%
Balanced Account	0.60	Principal LifeTime 2010 Account	0.12
Bond & Mortgage Securities Account	0.42	Principal LifeTime 2020 Account	0.12
Diversified International Account	0.83	Principal LifeTime 2030 Account	0.12
Equity Income Account	0.51	Principal LifeTime 2040 Account	0.12
Government & High Quality Bond Account	0.45	Principal LifeTime 2050 Account	0.12
Income Account	0.50	Principal LifeTime Strategic Income Account	0.12
International Emerging Markets Account	1.25	Real Estate Securities Account	0.88
International SmallCap Account	1.19	SAM Balanced Portfolio	0.24
LargeCap Blend Account II	0.75	SAM Conservative Balanced Portfolio	0.24
LargeCap Growth Account	0.68	SAM Conservative Growth Portfolio	0.24
LargeCap Growth Account I	0.76	SAM Flexible Income Portfolio	0.24
LargeCap S&P 500 Index Account	0.25	SAM Strategic Growth Portfolio	0.24
LargeCap Value Account	0.60	Short-Term Bond Account	0.48
LargeCap Value Account III	0.75	Short-Term Income Account	0.50
MidCap Blend Account	0.57	SmallCap Blend Account	0.85
MidCap Growth Account I	0.90	SmallCap Growth Account II	1.00
MidCap Stock Account	0.75	SmallCap Value Account I	1.09
MidCap Value Account II	1.05	West Coast Equity Account	0.63
Money Market Account	0.43

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the annual report to shareholders for the fiscal year ended December 31, 2008.

Under an order received from the SEC, the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Account that is relying on that order, Principal may, without obtaining shareholder approval:

  hire one or more Sub-Advisors;
  change Sub-Advisors; and
  reallocate management fees between itself and Sub-Advisors.
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Principal has ultimate responsibility for the investment performance of each Account that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account’s sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account’s reliance on the order; however, only the Asset Allocation, LargeCap Blend II, LargeCap Growth I, LargeCap Value II, MidCap Growth I, MidCap Value II, SmallCap Growth II, and SmallCap Value I Accounts intend to rely on the order.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION

REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for the Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the Account. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.

The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25% .

Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the

Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Accounts.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Financial Professional), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Account shares to retirement plans by that financial intermediary.

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A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Financial Professionals for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Account shares in retirement plans on a “preferred list.” The Distributor’s goals include making the Financial Professionals who interact with current and prospective investors and shareholders more knowledgeable about the Accounts so that they can provide suitable information and advice about the Accounts and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to Accounts for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, ticket charges, and general marketing expenses.

In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. (“New American”) and its parent company Washington Mutual, Inc. (“WaMu”) (the “Transaction”). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuities (the “Principal Products”) that WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WaMu Investments (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Financial Professional and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her financial intermediary by the Accounts, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation	McDonald Investments, Inc.
A.G. Edwards & Sons, Inc.	Mutual Service Corporation
AIG Advisors, Inc.	NFP Securities, Inc.
American Portfolios Financial Services, Inc.	Oppenheimer & Co., Inc.
Associated Financial Group, Inc.	ProEquities, Inc.
Commonwealth Financial Network	Prospera Financial Services, Inc.
FFP Securities, Inc.	Royal Alliance Associates, Inc.
FSC Securities Corporation	Securities America, Inc.
G.A. Repple & Company	Triad Advisors, Inc.
H. Beck, Inc.	United Planners’ Financial Services of America
Investacorp, Inc.	Waterstone Financial Group, Inc.
Investment Advisors & Consultants, Inc.	WaMu Investments
Jefferson Pilot Securities Corporation

Principal Variable Contracts Funds, Inc.	DISTRIBUTION PLAN AND ADDITIONAL INFORMATION	145

To obtain a current list of such firms, call 1-800-222-5852.

Although an Account’s sub-advisor may use brokers who sell shares of the Accounts to effect portfolio transactions, the sale of Account shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of account shares is not considered when selecting brokers to effect portfolio transactions.

Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

GENERAL INFORMATION ABOUT AN ACCOUNT

Frequent Trading and Market Timing (Abusive Trading Practices)

The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:

Disrupt the management of the Accounts by:
forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and causing unplanned portfolio turnover;
Hurt the portfolio performance of the Account; and
Increase expenses of the Account due to:
increased broker-dealer commissions and
increased recordkeeping and related costs.

If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Accounts in which the Principal LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets, and International SmallCap Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.

146	GENERAL INFORMATION ABOUT AN ACCOUNT	Principal Variable Contracts Funds, Inc.
1-800-852-4450

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

  Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
  Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
  Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
  Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
  Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers

Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

Principal may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors.

Principal Variable Contracts Funds, Inc.	GENERAL INFORMATION ABOUT AN ACCOUNT	147

Shareholder Rights

Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA 50392.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Account Shares

Shares are purchased from the Distributor, the Fund’s principal underwriter (“Distributor”). There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, at their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

148	GENERAL INFORMATION ABOUT AN ACCOUNT	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Sale of Account Shares

This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder’s signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Account’s portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.

Restricted Transfers

Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Financial Statements

You will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. You will also receive a semiannual financial statement that is unaudited.

Principal Variable Contracts Funds, Inc.	GENERAL INFORMATION ABOUT AN ACCOUNT	149

TAX INFORMATION

The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table for each Account is intended to help you understand the Account’s financial performance for the past 5 years (or since inception, if shorter). Certain information reflects financial results for a single Account share. The total returns in the table for each Account represent the rate that an investor would have earned, or lost, on an investment in the Account (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown.

The financial statements of the Fund as of December 31, 2008, have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of Ernst & Young LLP is included, along with the Fund’s financial statements, in the Fund’s annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

150	TAX INFORMATION	Principal Variable Contracts Funds, Inc.
1-800-852-4450

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Asset Allocation Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.87	$14.11	$12.78	$12.28	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.28	0.25	0.19	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(3.60)	1.34	1.35	0.51	0.82
Total From Investment Operations	(3.37)	1.62	1.60	0.70	0.96
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.21)	(0.10)	(0.20)	(0.38)
Distributions from Realized Gains	(1.06)	(0.65)	(0.17)	–	–
Total Dividends and Distributions	(1.45)	(0.86)	(0.27)	(0.20)	(0.38)
Net Asset Value, End of Period	$10.05	$14.87	$14.11	$12.78	$12.28

Total Return(b)	(24.84)%	11.78%	12.77%	5.79%	8.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,068	$103,281	$102,381	$100,637	$103,131
Ratio of Expenses to Average Net Assets	0.86%	0.82%	0.83%	0.86%	0.84%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.96%	1.93%	1.53%	1.19%
Portfolio Turnover Rate	243.1%	125.3%	85.8%	83.5%	127.0%

	2008	2007	2006	2005	2004
Balanced Account
Class 1 shares
Net Asset Value, Beginning of Period	$16.68	$16.24	$14.93	$14.34	$13.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.43	0.37	0.31	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(5.27)	0.45	1.30	0.64	1.00
Total From Investment Operations	(4.84)	0.88	1.67	0.95	1.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.44)	(0.36)	(0.36)	(0.28)
Distributions from Realized Gains	(0.61)	–	–	–	–
Total Dividends and Distributions	(1.13)	(0.44)	(0.36)	(0.36)	(0.28)
Net Asset Value, End of Period	$10.71	$16.68	$16.24	$14.93	$14.34

Total Return(b)	(30.92)%	5.38%	11.44%	6.79%	10.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$56,799	$105,283	$112,208	$116,927	$126,548
Ratio of Expenses to Average Net Assets	0.66%	0.63%	0.63%	0.64%	0.63%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.63%(c)
Ratio of Net Investment Income to Average Net Assets	3.05%	2.60%	2.44%	2.19%	2.32%
Portfolio Turnover Rate	203.1%	160.7%	165.6%	115.3%	128.3%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Bond & Mortgage Securities Account(a)
Class 1 shares
Net Asset Value, Beginning of Period	$11.96	$12.09	$12.04	$12.31	$12.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.61	0.67	0.58	0.50	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(2.55)	(0.27)	(0.04)	(0.20)	0.08
Total From Investment Operations	(1.94)	0.40	0.54	0.30	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.67)	(0.53)	(0.49)	(0.57)	(0.59)
Total Dividends and Distributions	(0.67)	(0.53)	(0.49)	(0.57)	(0.59)
Net Asset Value, End of Period	$9.35	$11.96	$12.09	$12.04	$12.31

Total Return(c)	(17.06)%	3.41%	4.65%	2.50%	4.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$330,326	$473,797	$414,833	$338,044	$286,684
Ratio of Expenses to Average Net Assets	0.42%	0.42%	0.52%	0.47%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	0.44%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.66%	5.61%	4.97%	4.21%	4.23%
Portfolio Turnover Rate	305.9%	256.8%	271.8%	176.2%	143.6%

(a)	Effective June 13, 2008, Bond Account changed its name to Bond & Mortgage Securities Account.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Diversified International Account
Class 1 shares
Net Asset Value, Beginning of Period	$21.67	$20.64	$16.83	$13.75	$11.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.25	0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(8.44)	2.96	4.31	3.05	2.22
Total From Investment Operations	(8.13)	3.26	4.56	3.23	2.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.21)	(0.23)	(0.15)	(0.12)
Distributions from Realized Gains	(3.99)	(2.02)	(0.52)	–	–
Total Dividends and Distributions	(4.29)	(2.23)	(0.75)	(0.15)	(0.12)
Net Asset Value, End of Period	$9.25	$21.67	$20.64	$16.83	$13.75

Total Return(b)	(46.22)%	16.09%	27.96%	23.79%	21.03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$286,421	$576,345	$409,020	$293,647	$226,753
Ratio of Expenses to Average Net Assets(c)	0.92%	0.90%	0.91%	0.97%	0.96%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.97%(d)	0.97%(e)
Ratio of Net Investment Income to Average Net Assets	2.07%	1.41%	1.34%	1.27%	1.39%
Portfolio Turnover Rate	100.4%	113.8%(f)	107.0%	121.2%	170.1%

	2008	2007(g)
Diversified International Account
Class 2 shares
Net Asset Value, Beginning of Period	$21.71	$20.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(8.51)	3.38
Total From Investment Operations	(8.20)	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.15)
Distributions from Realized Gains	(3.99)	(2.02)
Total Dividends and Distributions	(4.24)	(2.17)
Net Asset Value, End of Period	$9.27	$21.71

Total Return(b)	(46.37)%	18.09%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,338	$8,072
Ratio of Expenses to Average Net Assets(c)	1.17%	1.15%(i)
Ratio of Net Investment Income to Average Net Assets	1.91%	1.09%(i)
Portfolio Turnover Rate	100.4%	113.8%(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Expense ratio without custodian credits.

(e) Expense ratio without commission rebates and custodian credits.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Equity Income Account(a)
Class 1 shares
Net Asset Value, Beginning of Period	$19.32	$19.39	$17.64	$16.26	$13.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.44	0.40	0.32	0.40	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(6.53)	0.66	2.71	1.26	2.30
Total From Investment Operations	(6.09)	1.06	3.03	1.66	2.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.20)	(0.33)	(0.28)	(0.26)
Distributions from Realized Gains	(1.22)	(0.93)	(0.95)	–	–
Total Dividends and Distributions	(1.63)	(1.13)	(1.28)	(0.28)	(0.26)
Net Asset Value, End of Period	$11.60	$19.32	$19.39	$17.64	$16.26

Total Return(c)	(33.94)%	5.24%	18.17%	10.27%	19.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$304,321	$513,914	$296,113	$237,482	$189,517
Ratio of Expenses to Average Net Assets(d)	0.51%	0.49%	0.66%	0.66%	0.67%
Ratio of Gross Expenses to Average Net Assets	–	–	0.66%(e)	0.66%(e)	0.67%(e)
Ratio of Net Investment Income to Average Net Assets	2.86%	2.01%	1.74%	2.40%	2.15%
Portfolio Turnover Rate	86.8%	84.0%(f)	87.0%	46.0%	26.0%

	2008	2007	2006	2005	2004
Equity Income Account(a)
Class 2 shares
Net Asset Value, Beginning of Period	$19.17	$19.24	$17.53	$16.18	$13.85
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.40	0.34	0.27	0.36	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(6.49)	0.67	2.69	1.24	2.30
Total From Investment Operations	(6.09)	1.01	2.96	1.60	2.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.15)	(0.30)	(0.25)	(0.25)
Distributions from Realized Gains	(1.22)	(0.93)	(0.95)	–	–
Total Dividends and Distributions	(1.58)	(1.08)	(1.25)	(0.25)	(0.25)
Net Asset Value, End of Period	$11.50	$19.17	$19.24	$17.53	$16.18

Total Return(c)	(34.12)%	5.00%	17.86%	9.97%	18.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,738	$76,666	$70,163	$41,976	$24,094
Ratio of Expenses to Average Net Assets(d)	0.76%	0.74%	0.91%	0.91%	0.92%
Ratio of Gross Expenses to Average Net Assets	–	–	0.91%(e)	0.91%(e)	0.92%(e)
Ratio of Net Investment Income to Average Net Assets	2.57%	1.74%	1.49%	2.15%	1.90%
Portfolio Turnover Rate	86.8%	84.0%(f)	87.0%	46.0%	26.0%

(a)	Effective June 13, 2008, Equity Income Account I changed its name to Equity Income Account.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without custodian credits.
(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Government & High Quality Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$11.36	$11.36	$11.36	$11.64	$11.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.53	0.55	0.50	0.44	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.70)	(0.02)	(0.04)	(0.21)	(0.04)
Total From Investment Operations	(0.17)	0.53	0.46	0.23	0.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.53)	(0.46)	(0.51)	(0.53)
Total Dividends and Distributions	(0.55)	(0.53)	(0.46)	(0.51)	(0.53)
Net Asset Value, End of Period	$10.64	$11.36	$11.36	$11.36	$11.64

Total Return(b)	(1.63)%	4.90%	4.23%	2.01%	3.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271,429	$314,515	$305,203	$316,047	$334,034
Ratio of Expenses to Average Net Assets	0.45%	0.45%	0.56%	0.46%	0.44%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	0.46%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.83%	4.85%	4.54%	3.88%	3.82%
Portfolio Turnover Rate	240.4%	243.8%	246.9%	262.1%	67.2%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.46	$10.55	$10.69	$11.08	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.59	0.60	0.61	0.60	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)	0.01	(0.13)	(0.34)	(0.03)
Total From Investment Operations	(0.34)	0.61	0.48	0.26	0.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.75)	(0.68)	(0.61)	(0.65)	(0.68)
Distributions from Realized Gains	(0.01)	(0.02)	(0.01)	–	–
Total Dividends and Distributions	(0.76)	(0.70)	(0.62)	(0.65)	(0.68)
Net Asset Value, End of Period	$9.36	$10.46	$10.55	$10.69	$11.08

Total Return(b)	(3.47)%	5.90%	4.90%	2.40%	5.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$120,854	$170,478	$182,728	$185,140	$185,570
Ratio of Expenses to Average Net Assets(c)	0.51%	0.50%	0.54%	0.54%	0.55%
Ratio of Gross Expenses to Average Net Assets	–	–	0.54%(d)	0.54%(d)	0.55%(d)
Ratio of Net Investment Income to Average Net Assets	5.93%	5.76%	5.79%	5.50%	5.53%
Portfolio Turnover Rate	13.9%	9.1%	24.0%	13.0%	20.0%

	2008	2007	2006	2005	2004
Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.40	$10.49	$10.62	$11.01	$11.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.56	0.59	0.58	0.57	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.92)	(0.01)	(0.12)	(0.34)	(0.03)
Total From Investment Operations	(0.36)	0.58	0.46	0.23	0.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.73)	(0.65)	(0.58)	(0.62)	(0.66)
Distributions from Realized Gains	(0.01)	(0.02)	(0.01)	–	–
Total Dividends and Distributions	(0.74)	(0.67)	(0.59)	(0.62)	(0.66)
Net Asset Value, End of Period	$9.30	$10.40	$10.49	$10.62	$11.01

Total Return(b)	(3.75)%	5.77%	4.59%	2.06%	5.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,912	$13,390	$16,474	$20,374	$23,358
Ratio of Expenses to Average Net Assets(c)	0.76%	0.75%	0.79%	0.79%	0.80%
Ratio of Gross Expenses to Average Net Assets	–	–	0.79%(d)	0.79%(d)	0.80%(d)
Ratio of Net Investment Income to Average Net Assets	5.66%	5.68%	5.54%	5.25%	5.28%
Portfolio Turnover Rate	13.9%	9.1%	24.0%	13.0%	20.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
International Emerging Markets Account
Class 1 shares
Net Asset Value, Beginning of Period	$27.61	$21.42	$16.02	$14.78	$12.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.25	0.19	0.22	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(11.50)	8.26	5.80	4.46	3.04
Total From Investment Operations	(11.29)	8.51	5.99	4.68	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.24)	–	(0.17)	(0.10)
Distributions from Realized Gains	(7.14)	(2.08)	(0.59)	(3.27)	(1.14)
Total Dividends and Distributions	(7.37)	(2.32)	(0.59)	(3.44)	(1.24)
Net Asset Value, End of Period	$8.95	$27.61	$21.42	$16.02	$14.78

Total Return(b)	(54.86)%	42.11%	38.32%	34.29%	24.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$96,371	$226,564	$121,211	$71,639	$43,502
Ratio of Expenses to Average Net Assets	1.45%	1.41%	1.44%	1.60%	1.53%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	1.60%(d)	1.55%(e)
Ratio of Net Investment Income to Average Net Assets	1.23%	1.02%	1.04%	1.45%	0.87%
Portfolio Turnover Rate	133.3%	137.7%	127.0%	169.6%	171.0%

	2008	2007	2006	2005	2004
International SmallCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$22.42	$24.75	$22.50	$17.72	$13.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.28	0.16	0.12	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(9.64)	2.34	5.88	4.96	4.00
Total From Investment Operations	(9.40)	2.62	6.04	5.08	4.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.40)	(0.13)	(0.11)	(0.12)
Distributions from Realized Gains	(3.53)	(4.55)	(3.66)	(0.19)	–
Total Dividends and Distributions	(3.89)	(4.95)	(3.79)	(0.30)	(0.12)
Net Asset Value, End of Period	$9.13	$22.42	$24.75	$22.50	$17.72

Total Return(b)	(50.29)%	9.23%	30.38%	29.12%	30.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$85,063	$198,887	$183,123	$143,454	$99,833
Ratio of Expenses to Average Net Assets	1.34%	1.26%	1.27%	1.33%	1.30%
Ratio of Gross Expenses to Average Net Assets	–	–	–	1.33%(d)	1.31%(e)
Ratio of Net Investment Income to Average Net Assets	1.51%	1.14%	0.71%	0.63%	0.75%
Portfolio Turnover Rate	122.9%	120.6%	143.3%	132.3%	140.6%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Excludes expense reimbursement from Manager.
(d)	Expense ratio without custodian credits.
(e)	Expense ratio without commission rebates and custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
LargeCap Blend Account II(a)
Class 1 shares
Net Asset Value, Beginning of Period	$12.59	$12.46	$11.19	$10.73	$10.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.12	0.13	0.10	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(3.07)	0.55	1.56	0.40	0.92
Total From Investment Operations	(2.97)	0.67	1.69	0.50	1.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	(0.08)	–	(0.11)
Distributions from Realized Gains	(4.59)	(0.45)	(0.34)	(0.04)	(0.58)
Total Dividends and Distributions	(4.74)	(0.54)	(0.42)	(0.04)	(0.69)
Net Asset Value, End of Period	$4.88	$12.59	$12.46	$11.19	$10.73

Total Return(c)	(36.41)%	5.21%	15.72%	4.74%	10.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,837	$271,426	$202,369	$135,072	$90,751
Ratio of Expenses to Average Net Assets	0.77%	0.74%	0.76%	0.78%	0.76%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	–	–	0.78%(e)
Ratio of Net Investment Income to Average Net Assets	1.30%	0.96%	1.09%	0.96%	1.23%
Portfolio Turnover Rate	62.7%	80.0%(f)	50.7%	44.1%	75.6%

	2008	2007(g)
LargeCap Blend Account II(a)
Class 2 shares
Net Asset Value, Beginning of Period	$12.59	$12.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(3.07)	0.59
Total From Investment Operations	(2.99)	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.06)
Distributions from Realized Gains	(4.59)	(0.45)
Total Dividends and Distributions	(4.71)	(0.51)
Net Asset Value, End of Period	$4.89	$12.59

Total Return(c)	(36.50)%	5.28%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$875	$2,727
Ratio of Expenses to Average Net Assets(i)	1.02%	0.99%(j)
Ratio of Net Investment Income to Average Net Assets	1.00%	0.69%(j)
Portfolio Turnover Rate	62.7%	80.0%(f)

(a) Effective June 13, 2008, LargeCap Blend Account changed its name to LargeCap Blend Account II.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d) Excludes expense reimbursement from Manager.

(e) Expense ratio without commission rebates.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Reflects Manager's contractual expense limit.

(j) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
LargeCap Growth Account(a)
Class 1 shares
Net Asset Value, Beginning of Period	$17.92	$14.57	$13.29	$11.94	$10.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.05	0.09	0.03	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(7.78)	3.33	1.23	1.40	0.95
Total From Investment Operations	(7.71)	3.38	1.32	1.43	1.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.03)	(0.04)	(0.08)	(0.03)
Total Dividends and Distributions	(0.07)	(0.03)	(0.04)	(0.08)	(0.03)
Net Asset Value, End of Period	$10.14	$17.92	$14.57	$13.29	$11.94

Total Return(c)	(43.16)%	23.20%	9.92%	12.09%	9.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$173,642	$395,726	$128,867	$124,254	$134,956
Ratio of Expenses to Average Net Assets(d)	0.69%	0.68%	0.61%	0.62%	0.60%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.60%(e)
Ratio of Net Investment Income to Average Net Assets	0.50%	0.34%	0.63%	0.26%	0.67%
Portfolio Turnover Rate	87.6%	105.4%(f)	99.3%	78.3%	122.4%

	2008	2007(g)
LargeCap Growth Account(a)
Class 2 shares
Net Asset Value, Beginning of Period	$17.90	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(7.78)	3.26
Total From Investment Operations	(7.74)	3.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	–
Total Dividends and Distributions	(0.03)	–
Net Asset Value, End of Period	$10.13	$17.90

Total Return(c)	(43.30)%	22.35%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$538	$1,372
Ratio of Expenses to Average Net Assets(d)	0.94%	0.93%(i)
Ratio of Net Investment Income to Average Net Assets	0.24%	0.09%(i)
Portfolio Turnover Rate	87.6%	105.4%(f)

(a) Effective June 13, 2008, Growth Account changed its name to LargeCap Growth Account.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d) Reflects Manager's contractual expense limit.

(e) Expense ratio without commission rebates.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
LargeCap Growth Account I(a)
Class 1 shares
Net Asset Value, Beginning of Period	$19.76	$18.30	$17.23	$16.02	$14.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	0.03	0.10	–	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(8.01)	1.53	0.97	1.21	1.28
Total From Investment Operations	(8.01)	1.56	1.07	1.21	1.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.10)	–	–	(0.08)
Total Dividends and Distributions	(0.03)	(0.10)	–	–	(0.08)
Net Asset Value, End of Period	$11.72	$19.76	$18.30	$17.23	$16.02

Total Return(c)	(40.60)%	8.52%	6.21%	7.55%	9.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$157,138	$301,223	$270,071	$274,192	$280,700
Ratio of Expenses to Average Net Assets	0.77%	0.75%	0.76%	0.77%	0.72%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.77%(d)
Ratio of Net Investment Income to Average Net Assets	(0.01)%	0.14%	0.60%	0.00%	0.59%
Portfolio Turnover Rate	58.1%	56.5%	52.1%	51.6%	147.7%

	2008	2007	2006	2005	2004
LargeCap S&P 500 Index Account(e)
Class 1 shares
Net Asset Value, Beginning of Period	$10.83	$10.44	$9.16	$8.77	$8.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.19	0.16	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(4.05)	0.35	1.25	0.26	0.70
Total From Investment Operations	(3.87)	0.54	1.41	0.39	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.15)	(0.13)	–	(0.13)
Distributions from Realized Gains	(0.22)	–	–	–	–
Total Dividends and Distributions	(0.44)	(0.15)	(0.13)	–	(0.13)
Net Asset Value, End of Period	$6.52	$10.83	$10.44	$9.16	$8.77

Total Return(c)	(37.10)%	5.15%	15.57%	4.47%	10.39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$97,677	$195,489	$221,327	$179,143	$158,237
Ratio of Expenses to Average Net Assets	0.27%	0.26%	0.26%	0.38%	0.37%
Ratio of Gross Expenses to Average Net Assets(f)	–	–	–	0.38%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.02%	1.73%	1.68%	1.52%	1.64%
Portfolio Turnover Rate	13.8%	12.7%	12.5%	13.1%	20.5%

(a)	Effective June 13, 2008, Equity Growth Account changed its name to LargeCap Growth Account I.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Expense ratio without commission rebates.
(e)	Effective June 13, 2008, LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.
(f)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
LargeCap Value Account(a)
Class 1 shares
Net Asset Value, Beginning of Period	$34.70	$37.34	$34.59	$32.39	$29.23
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.59	0.63	0.59	0.54	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(11.32)	(0.46)	5.74	1.66	3.17
Total From Investment Operations	(10.73)	0.17	6.33	2.20	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.61)	(0.57)	–	(0.45)
Distributions from Realized Gains	(4.00)	(2.20)	(3.01)	–	–
Total Dividends and Distributions	(4.68)	(2.81)	(3.58)	–	(0.45)
Net Asset Value, End of Period	$19.29	$34.70	$37.34	$34.59	$32.39

Total Return(c)	(35.16)%	(0.10)%	19.95%	6.80%	12.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,811	$270,351	$292,503	$258,490	$265,580
Ratio of Expenses to Average Net Assets	0.61%	0.60%	0.60%	0.61%	0.60%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.60%(d)
Ratio of Net Investment Income to Average Net Assets	2.18%	1.70%	1.73%	1.62%	1.47%
Portfolio Turnover Rate	133.5%	107.5%	85.9%	120.9%	183.3%

(a)	Effective June 13, 2008, Capital Value Account changed its name to LargeCap Value Account.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
LargeCap Value Account III(a)
Class 1 shares
Net Asset Value, Beginning of Period	$13.47	$14.65	$12.45	$11.88	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.23	0.28	0.23	0.18	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(5.47)	(0.75)	2.38	0.46	1.22
Total From Investment Operations	(5.24)	(0.47)	2.61	0.64	1.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.19)	(0.15)	–	(0.16)
Distributions from Realized Gains	(0.49)	(0.52)	(0.26)	(0.07)	(0.17)
Total Dividends and Distributions	(0.74)	(0.71)	(0.41)	(0.07)	(0.33)
Net Asset Value, End of Period	$7.49	$13.47	$14.65	$12.45	$11.88

Total Return(c)	(40.78)%	(3.71)%	21.55%	5.44%	13.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$185,807	$221,684	$200,745	$122,221	$80,721
Ratio of Expenses to Average Net Assets	0.76%	0.75%	0.76%	0.77%	0.75%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	–	–	0.76%(e)
Ratio of Net Investment Income to Average Net Assets	2.28%	1.94%	1.77%	1.52%	1.65%
Portfolio Turnover Rate	56.5%	21.0%	21.5%	19.7%	23.2%

	2008	2007	2006	2005	2004
MidCap Blend Account(f)
Class 1 shares
Net Asset Value, Beginning of Period	$42.05	$42.26	$42.54	$39.63	$37.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.21	0.27	0.45	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(12.82)	3.96	5.11	3.12	6.05
Total From Investment Operations	(12.64)	4.17	5.38	3.57	6.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.28)	(0.46)	–	(0.39)
Distributions from Realized Gains	(4.25)	(4.10)	(5.20)	(0.66)	(3.98)
Total Dividends and Distributions	(4.48)	(4.38)	(5.66)	(0.66)	(4.37)
Net Asset Value, End of Period	$24.93	$42.05	$42.26	$42.54	$39.63

Total Return(c)	(33.92)%	9.45%	14.23%	9.21%	17.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$269,185	$472,587	$457,649	$420,812	$395,304
Ratio of Expenses to Average Net Assets	0.58%	0.56%	0.57%	0.58%	0.59%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.59%(e)
Ratio of Net Investment Income to Average Net Assets	0.50%	0.49%	0.68%	1.13%	1.02%
Portfolio Turnover Rate	19.6%	28.0%	40.8%	49.9%	38.9%

(a)	Effective June 13, 2008, LargeCap Value Account changed its name to LargeCap Value Account III.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Excludes expense reimbursement from Manager.
(e)	Expense ratio without commission rebates.
(f)	Effective June 13, 2008, MidCap Account changed its name to MidCap Blend Account.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
MidCap Growth Account I(a)
Class 1 shares
Net Asset Value, Beginning of Period	$11.61	$11.95	$11.19	$9.84	$8.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	0.01	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(4.21)	1.33	1.06	1.37	1.07
Total From Investment Operations	(4.20)	1.34	1.07	1.35	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	–	–	–
Distributions from Realized Gains	(1.39)	(1.67)	(0.31)	–	–
Total Dividends and Distributions	(1.40)	(1.68)	(0.31)	–	–
Net Asset Value, End of Period	$6.01	$11.61	$11.95	$11.19	$9.84

Total Return(c)	(41.14)%	10.78%	9.65%	13.72%	11.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,422	$79,882	$74,846	$68,471	$59,674
Ratio of Expenses to Average Net Assets	0.93%	0.91%	0.92%	0.92%	0.86%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.92%(d)
Ratio of Net Investment Income to Average Net Assets	0.08%	0.09%	0.12%	(0.15)%	(0.30)%
Portfolio Turnover Rate	97.9%	108.1%	136.2%	97.0%	47.7%

(a)	Effective June 13, 2008, MidCap Growth Account changed its name to MidCap Growth Account I.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
MidCap Stock Account
Class 1 shares
Net Asset Value, Beginning of Period	$15.22	$17.73	$17.34	$16.44	$14.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14	0.19	0.14	0.27	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(3.51)	(1.33)	2.49	1.84	2.03
Total From Investment Operations	(3.37)	(1.14)	2.63	2.11	2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.17)	(0.32)	(0.08)	(0.05)
Distributions from Realized Gains	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)
Total Dividends and Distributions	(3.77)	(1.37)	(2.24)	(1.21)	(0.30)
Net Asset Value, End of Period	$8.08	$15.22	$17.73	$17.34	$16.44

Total Return(b)	(29.57)%	(7.86)%	16.88%	13.39%	14.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,469	$67,168	$103,824	$103,543	$108,347
Ratio of Expenses to Average Net Assets(c)	0.77%	0.75%	0.80%	0.81%	0.81%
Ratio of Gross Expenses to Average Net Assets	–	–	0.80%(d)	0.81%(d)	0.81%(d)
Ratio of Net Investment Income to Average Net Assets	1.26%	1.10%	0.80%	1.62%	0.54%
Portfolio Turnover Rate	45.6%	26.9%	14.0%	27.0%	32.0%

	2008	2007	2006	2005	2004
MidCap Stock Account
Class 2 shares
Net Asset Value, Beginning of Period	$15.10	$17.60	$17.24	$16.36	$14.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.16	0.09	0.22	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(3.48)	(1.34)	2.47	1.84	2.02
Total From Investment Operations	(3.37)	(1.18)	2.56	2.06	2.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.12)	(0.28)	(0.05)	(0.03)
Distributions from Realized Gains	(3.54)	(1.20)	(1.92)	(1.13)	(0.25)
Total Dividends and Distributions	(3.73)	(1.32)	(2.20)	(1.18)	(0.28)
Net Asset Value, End of Period	$8.00	$15.10	$17.60	$17.24	$16.36

Total Return(b)	(29.73)%	(8.10)%	16.56%	13.12%	14.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,177	$12,426	$11,788	$7,692	$6,080
Ratio of Expenses to Average Net Assets(c)	1.02%	1.00%	1.05%	1.06%	1.06%
Ratio of Gross Expenses to Average Net Assets	–	–	1.05%(d)	1.06%(d)	1.06%(d)
Ratio of Net Investment Income to Average Net Assets	0.97%	0.90%	0.55%	1.37%	0.29%
Portfolio Turnover Rate	45.6%	26.9%	14.0%	27.0%	32.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
MidCap Value Account II(a)
Class 1 shares
Net Asset Value, Beginning of Period	$15.23	$16.77	$16.57	$15.38	$14.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.12	0.12	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(6.33)	(0.10)	1.91	1.53	3.10
Total From Investment Operations	(6.18)	0.02	2.03	1.58	3.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.11)	(0.04)	–	(0.01)
Distributions from Realized Gains	(1.06)	(1.45)	(1.79)	(0.39)	(1.86)
Total Dividends and Distributions	(1.17)	(1.56)	(1.83)	(0.39)	(1.87)
Net Asset Value, End of Period	$7.88	$15.23	$16.77	$16.57	$15.38

Total Return(c)	(43.92)%	(1.04)%	13.27%	10.55%	22.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$80,587	$150,918	$142,116	$112,437	$78,166
Ratio of Expenses to Average Net Assets	1.06%(d)	1.06%	1.06%	1.07%	1.05%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.08%(e)
Ratio of Net Investment Income to Average Net Assets	1.22%	0.73%	0.78%	0.32%	0.11%
Portfolio Turnover Rate	157.7%	146.7%	150.6%	90.6%	59.2%

(a)	Effective June 13, 2008, MidCap Value Account changed its name to MidCap Value Account II.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Money Market Account
Class 1 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.05	0.05	0.03	0.01
Total From Investment Operations	0.03	0.05	0.05	0.03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Total Dividends and Distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	2.58%	4.94%	4.67%	2.69%	0.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$455,594	$272,347	$180,210	$150,653	$140,553
Ratio of Expenses to Average Net Assets(c)	0.45%	0.47%	0.49%	0.61%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.47%	4.81%	4.59%	2.66%	0.91%

	2008	2007(d)
Money Market Account
Class 2 shares
Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04
Total From Investment Operations	0.02	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.04)
Total Dividends and Distributions	(0.02)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00

Total Return(b)	2.33%	4.59%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,013	$4,646
Ratio of Expenses to Average Net Assets(c)	0.70%	0.72%(f)
Ratio of Net Investment Income to Average Net Assets	2.13%	4.55%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Mortgage Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.49	$10.41	$10.47	$10.71	$10.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.49	0.47	0.46	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.16	(0.03)	(0.22)	(0.06)
Total From Investment Operations	0.47	0.65	0.44	0.24	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.57)	(0.50)	(0.48)	(0.43)
Total Dividends and Distributions	(0.68)	(0.57)	(0.50)	(0.48)	(0.43)
Net Asset Value, End of Period	$10.28	$10.49	$10.41	$10.47	$10.71

Total Return(b)	4.68%	6.58%	4.45%	2.27%	3.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,711	$226,615	$259,054	$266,902	$263,816
Ratio of Expenses to Average Net Assets(c)	0.51%	0.50%	0.53%	0.54%	0.54%
Ratio of Gross Expenses to Average Net Assets	–	–	0.53%(d)	0.54%(d)	0.54%(d)
Ratio of Net Investment Income to Average Net Assets	4.63%	4.73%	4.54%	4.39%	4.21%
Portfolio Turnover Rate	9.9%	6.2%	16.0%	33.0%	28.0%

	2008	2007	2006	2005	2004
Mortgage Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.47	$10.39	$10.43	$10.66	$10.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.46	0.44	0.43	0.42
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.17	(0.02)	(0.22)	(0.06)
Total From Investment Operations	0.44	0.63	0.42	0.21	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.65)	(0.55)	(0.46)	(0.44)	(0.40)
Total Dividends and Distributions	(0.65)	(0.55)	(0.46)	(0.44)	(0.40)
Net Asset Value, End of Period	$10.26	$10.47	$10.39	$10.43	$10.66

Total Return(b)	4.41%	6.21%	4.22%	2.02%	3.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,085	$3,322	$5,041	$8,742	$12,757
Ratio of Expenses to Average Net Assets(c)	0.76%	0.75%	0.78%	0.79%	0.79%
Ratio of Gross Expenses to Average Net Assets	–	–	0.78%(d)	0.79%(d)	0.79%(d)
Ratio of Net Investment Income to Average Net Assets	4.38%	4.47%	4.29%	4.14%	3.96%
Portfolio Turnover Rate	9.9%	6.2%	16.0%	33.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004(a)
Principal LifeTime 2010 Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.94	$12.76	$11.37	$10.84	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.67	0.25	0.02	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(4.02)	(0.19)	1.15	0.59	0.82
Total From Investment Operations	(3.64)	0.48	1.40	0.61	0.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.16)	(0.01)	(0.01)	(0.09)
Distributions from Realized Gains	(0.76)	(0.14)	–	(0.07)	–
Total Dividends and Distributions	(1.23)	(0.30)	(0.01)	(0.08)	(0.09)
Net Asset Value, End of Period	$8.07	$12.94	$12.76	$11.37	$10.84

Total Return(c)	(30.91)%	3.74%	12.30%	5.70%	9.31%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,113	$44,891	$26,936	$12,930	$11
Ratio of Expenses to Average Net Assets(e)	0.15%	0.13%	0.16%	0.16%	0.16%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.16%	0.20%	10.02%(f)
Ratio of Net Investment Income to Average Net Assets	3.58%	5.13%	2.09%	0.22%	3.21%(f)
Portfolio Turnover Rate	26.0%	67.0%	31.5%	4.3%	3.0%(f)

	2008	2007	2006	2005	2004(a)
Principal LifeTime 2020 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.86	$13.37	$11.61	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33	0.71	0.15	(0.01)	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(4.58)	(0.06)	1.61	0.75	0.93
Total From Investment Operations	(4.25)	0.65	1.76	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.51)	(0.07)	–	(0.02)	(0.09)
Distributions from Realized Gains	(0.99)	(0.09)	–	(0.08)	–
Total Dividends and Distributions	(1.50)	(0.16)	–	(0.10)	(0.09)
Net Asset Value, End of Period	$8.11	$13.86	$13.37	$11.61	$10.97

Total Return(c)	(34.16)%	4.87%	15.16%	6.77%	10.62%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$126,555	$179,244	$98,599	$26,753	$15
Ratio of Expenses to Average Net Assets(e)	0.13%	0.12%	0.13%	0.13%	0.13%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.14%	0.16%	8.72%(f)
Ratio of Net Investment Income to Average Net Assets	3.00%	5.12%	1.23%	(0.10)%	3.65%(f)
Portfolio Turnover Rate	14.6%	60.3%	13.2%	3.1%	2.6%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Total return amounts have not been annualized.
(e)	Does not include expenses of the investment companies in which the Account invests.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004(a)
Principal LifeTime 2030 Account
Class 1 shares
Net Asset Value, Beginning of Period	$13.99	$13.35	$11.63	$10.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.29	0.71	0.12	0.01	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(4.85)	0.09	1.60	0.73	0.76
Total From Investment Operations	(4.56)	0.80	1.72	0.74	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.06)	–	(0.02)	(0.09)
Distributions from Realized Gains	(1.07)	(0.10)	–	(0.06)	–
Total Dividends and Distributions	(1.57)	(0.16)	–	(0.08)	(0.09)
Net Asset Value, End of Period	$7.86	$13.99	$13.35	$11.63	$10.97

Total Return(c)	(36.42)%	5.97%	14.83%	6.76%	10.60%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,504	$31,304	$15,224	$3,918	$151
Ratio of Expenses to Average Net Assets(e)	0.16%	0.13%	0.16%	0.16%	0.16%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.21%	0.38%	2.14%(f)
Ratio of Net Investment Income to Average Net Assets	2.63%	5.11%	0.95%	0.08%	8.58%(f)
Portfolio Turnover Rate	18.0%	66.7%	37.8%	11.5%	4.8%(f)

	2008	2007	2006	2005	2004(a)
Principal LifeTime 2040 Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.37	$13.60	$11.82	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26	0.75	0.11	0.01	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(5.22)	0.14	1.67	0.79	0.99
Total From Investment Operations	(4.96)	0.89	1.78	0.80	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.05)	–	(0.02)	(0.09)
Distributions from Realized Gains	(1.02)	(0.07)	–	(0.05)	–
Total Dividends and Distributions	(1.47)	(0.12)	–	(0.07)	(0.09)
Net Asset Value, End of Period	$7.94	$14.37	$13.60	$11.82	$11.09

Total Return(c)	(38.16)%	6.54%	15.13%	7.27%	11.78%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,368	$16,244	$7,256	$1,893	$147
Ratio of Expenses to Average Net Assets(e)	0.13%	0.13%	0.13%	0.13%	0.14%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.32%	0.56%	1.47%(f)
Ratio of Net Investment Income to Average Net Assets	2.28%	5.27%	0.83%	0.12%	5.35%(f)
Portfolio Turnover Rate	22.6%	72.7%	29.8%	18.2%	9.4%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Total return amounts have not been annualized.
(e)	Does not include expenses of the investment companies in which the Account invests.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004(a)
Principal LifeTime 2050 Account
Class 1 shares
Net Asset Value, Beginning of Period	$14.48	$13.68	$11.85	$11.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24	0.73	0.08	0.01	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(5.30)	0.18	1.75	0.82	1.06
Total From Investment Operations	(5.06)	0.91	1.83	0.83	1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.03)	–	(0.02)	(0.08)
Distributions from Realized Gains	(1.14)	(0.08)	–	(0.05)	–
Total Dividends and Distributions	(1.62)	(0.11)	–	(0.07)	(0.08)
Net Asset Value, End of Period	$7.80	$14.48	$13.68	$11.85	$11.09

Total Return(c)	(39.05)%	6.62%	15.49%	7.56%	11.74%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,231	$9,500	$5,210	$1,160	$88
Ratio of Expenses to Average Net Assets(e)	0.12%	0.12%	0.12%	0.12%	0.13%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.44%	1.11%	1.49%(f)
Ratio of Net Investment Income to Average Net Assets	2.12%	5.06%	0.63%	0.11%	3.04%(f)
Portfolio Turnover Rate	16.1%	93.1%	36.4%	4.2%	13.0%(f)

	2008	2007	2006	2005	2004(a)
Principal LifeTime Strategic Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$12.12	$12.15	$11.05	$10.68	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.52	0.61	0.27	0.06	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(3.25)	(0.36)	0.86	0.46	0.65
Total From Investment Operations	(2.73)	0.25	1.13	0.52	0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.17)	(0.02)	(0.03)	(0.09)
Distributions from Realized Gains	(0.33)	(0.11)	(0.01)	(0.12)	–
Total Dividends and Distributions	(0.75)	(0.28)	(0.03)	(0.15)	(0.09)
Net Asset Value, End of Period	$8.64	$12.12	$12.15	$11.05	$10.68

Total Return(c)	(23.89)%	2.12%	10.26%	4.96%	7.66%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,064	$21,210	$12,655	$5,463	$11
Ratio of Expenses to Average Net Assets(e)	0.14%	0.13%	0.14%	0.14%	0.14%(f)
Ratio of Gross Expenses to Average Net Assets(e),(g)	–	–	0.21%	0.27%	10.09%(f)
Ratio of Net Investment Income to Average Net Assets	4.93%	5.03%	2.36%	0.60%	3.30%(f)
Portfolio Turnover Rate	26.8%	54.4%	20.9%	8.4%	2.9%(f)

(a)	Period from August 30, 2004, date operations commenced, through December 31, 2004.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Total return amounts have not been annualized.
(e)	Does not include expenses of the investment companies in which the Account invests.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Real Estate Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$19.06	$26.09	$20.51	$17.88	$14.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.35	0.23	0.40	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(4.11)	(4.45)	6.84	2.39	4.66
Total From Investment Operations	(3.86)	(4.10)	7.07	2.79	5.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.20)	(0.39)	–	(0.35)
Distributions from Realized Gains	(6.04)	(2.73)	(1.10)	(0.16)	(1.72)
Total Dividends and Distributions	(6.45)	(2.93)	(1.49)	(0.16)	(2.07)
Net Asset Value, End of Period	$8.75	$19.06	$26.09	$20.51	$17.88

Total Return(b)	(32.86)%	(17.69)%	36.61%	15.85%	34.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$127,836	$204,752	$255,955	$178,922	$146,022
Ratio of Expenses to Average Net Assets(c)	0.89%	0.86%	0.87%	0.89%	0.90%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.90%(d)
Ratio of Net Investment Income to Average Net Assets	1.77%	1.51%	1.01%	2.16%	2.37%
Portfolio Turnover Rate	47.2%	81.3%(e)	35.8%	23.6%	58.8%

	2008	2007(f)
Real Estate Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$19.06	$25.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(4.10)	(4.00)
Total From Investment Operations	(3.90)	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.13)
Distributions from Realized Gains	(6.04)	(2.73)
Total Dividends and Distributions	(6.40)	(2.86)
Net Asset Value, End of Period	$8.76	$19.06

Total Return(b)	(33.01)%	(16.50)%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$568	$1,441
Ratio of Expenses to Average Net Assets(c)	1.14%	1.11%(h)
Ratio of Net Investment Income to Average Net Assets	1.35%	1.17%(h)
Portfolio Turnover Rate	47.2%	81.3%(e)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Expense ratio without commission rebates.

(e) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(f) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(g) Total return amounts have not been annualized.

(h) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SAM Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$19.17	$18.09	$16.72	$16.08	$14.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.62	0.64	0.41	0.36	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(4.93)	0.92	1.33	0.59	1.16
Total From Investment Operations	(4.31)	1.56	1.74	0.95	1.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.71)	(0.48)	(0.37)	(0.31)	(0.28)
Distributions from Realized Gains	(2.20)	–	–	–	–
Total Dividends and Distributions	(2.91)	(0.48)	(0.37)	(0.31)	(0.28)
Net Asset Value, End of Period	$11.95	$19.17	$18.09	$16.72	$16.08

Total Return(b)	(26.18)%	8.67%	10.61%	6.01%	10.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$387,339	$481,245	$507,193	$462,438	$467,076
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.23%	0.27%	0.28%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.27%(e)	0.28%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	4.04%	3.40%	2.39%	2.26%	2.13%
Portfolio Turnover Rate	39.1%	42.1%	11.0%	4.0%	4.0%

	2008	2007	2006	2005	2004
SAM Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$19.04	$17.97	$16.61	$15.99	$14.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.64	0.58	0.37	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(4.97)	0.92	1.32	0.58	1.16
Total From Investment Operations	(4.33)	1.50	1.69	0.90	1.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.43)	(0.33)	(0.28)	(0.27)
Distributions from Realized Gains	(2.20)	–	–	–	–
Total Dividends and Distributions	(2.86)	(0.43)	(0.33)	(0.28)	(0.27)
Net Asset Value, End of Period	$11.85	$19.04	$17.97	$16.61	$15.99

Total Return(b)	(26.42)%	8.39%	10.38%	5.72%	9.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$113,639	$212,465	$224,203	$198,280	$164,802
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.48%	0.52%	0.53%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.52%(e)	0.53%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	4.09%	3.13%	2.14%	2.01%	1.88%
Portfolio Turnover Rate	39.1%	42.1%	11.0%	4.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SAM Conservative Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$13.07	$12.74	$12.07	$11.82	$11.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.52	0.39	0.35	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(2.77)	0.43	0.64	0.18	0.56
Total From Investment Operations	(2.27)	0.95	1.03	0.53	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.45)	(0.33)	(0.28)	(0.23)
Distributions from Realized Gains	(0.84)	(0.17)	(0.03)	–	–
Total Dividends and Distributions	(1.31)	(0.62)	(0.36)	(0.28)	(0.23)
Net Asset Value, End of Period	$9.49	$13.07	$12.74	$12.07	$11.82

Total Return(b)	(19.21)%	7.55%	8.83%	4.59%	8.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,246	$50,531	$43,249	$43,818	$40,458
Ratio of Expenses to Average Net Assets(c),(d)	0.26%	0.24%	0.33%	0.38%	0.33%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.33%(e)	0.38%(e)	0.33%(e)
Ratio of Net Investment Income to Average Net Assets	4.51%	4.05%	3.22%	3.00%	3.02%
Portfolio Turnover Rate	46.1%	45.0%	11.0%	4.0%	1.0%

	2008	2007	2006	2005	2004
SAM Conservative Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.97	$12.64	$11.98	$11.75	$11.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.49	0.36	0.32	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(2.85)	0.43	0.64	0.17	0.55
Total From Investment Operations	(2.28)	0.92	1.00	0.49	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.42)	(0.31)	(0.26)	(0.22)
Distributions from Realized Gains	(0.84)	(0.17)	(0.03)	–	–
Total Dividends and Distributions	(1.28)	(0.59)	(0.34)	(0.26)	(0.22)
Net Asset Value, End of Period	$9.41	$12.97	$12.64	$11.98	$11.75

Total Return(b)	(19.41)%	7.34%	8.50%	4.37%	7.88%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,277	$29,194	$32,716	$29,984	$20,845
Ratio of Expenses to Average Net Assets(c),(d)	0.51%	0.49%	0.58%	0.63%	0.58%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.58%(e)	0.63%(e)	0.58%(e)
Ratio of Net Investment Income to Average Net Assets	4.95%	3.85%	2.97%	2.75%	2.77%
Portfolio Turnover Rate	46.1%	45.0%	11.0%	4.0%	1.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SAM Conservative Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$21.18	$19.70	$17.85	$16.89	$15.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.57	0.28	0.25	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(6.78)	1.26	1.86	0.93	1.58
Total From Investment Operations	(6.21)	1.83	2.14	1.18	1.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.72)	(0.35)	(0.29)	(0.22)	(0.22)
Distributions from Realized Gains	(1.91)	–	–	–	–
Total Dividends and Distributions	(2.63)	(0.35)	(0.29)	(0.22)	(0.22)
Net Asset Value, End of Period	$12.34	$21.18	$19.70	$17.85	$16.89

Total Return(b)	(33.11)%	9.29%	12.20%	7.04%	11.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$103,553	$251,682	$284,083	$293,378	$303,584
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.23%	0.28%	0.29%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.28%(e)	0.29%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	3.34%	2.74%	1.50%	1.47%	1.36%
Portfolio Turnover Rate	24.4%	46.8%	8.0%	9.0%	10.0%

	2008	2007	2006	2005	2004
SAM Conservative Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$21.03	$19.56	$17.73	$16.80	$15.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.51	0.23	0.21	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(6.78)	1.26	1.86	0.91	1.58
Total From Investment Operations	(6.21)	1.77	2.09	1.12	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.67)	(0.30)	(0.26)	(0.19)	(0.20)
Distributions from Realized Gains	(1.91)	–	–	–	–
Total Dividends and Distributions	(2.58)	(0.30)	(0.26)	(0.19)	(0.20)
Net Asset Value, End of Period	$12.24	$21.03	$19.56	$17.73	$16.80

Total Return(b)	(33.30)%	9.04%	11.95%	6.71%	11.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,419	$129,346	$124,555	$94,662	$73,830
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.48%	0.53%	0.54%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.53%(e)	0.54%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	3.38%	2.47%	1.25%	1.22%	1.11%
Portfolio Turnover Rate	24.4%	46.8%	8.0%	9.0%	10.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SAM Flexible Income Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$14.36	$14.42	$14.08	$14.10	$13.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.56	0.67	0.56	0.52	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(2.25)	0.18	0.36	(0.05)	0.35
Total From Investment Operations	(1.69)	0.85	0.92	0.47	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.90)	(0.69)	(0.57)	(0.47)	(0.47)
Distributions from Realized Gains	(1.19)	(0.22)	(0.01)	(0.02)	–
Total Dividends and Distributions	(2.09)	(0.91)	(0.58)	(0.49)	(0.47)
Net Asset Value, End of Period	$10.58	$14.36	$14.42	$14.08	$14.10

Total Return(b)	(13.76)%	6.09%	6.84%	3.41%	6.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$98,000	$113,970	$126,456	$143,367	$149,055
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.24%	0.29%	0.30%	0.28%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.29%(e)	0.30%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	4.50%	4.66%	3.99%	3.74%	3.67%
Portfolio Turnover Rate	53.9%	28.4%	6.0%	5.0%	5.0%

	2008	2007	2006	2005	2004
SAM Flexible Income Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$14.26	$14.32	$13.98	$14.02	$13.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.66	0.63	0.53	0.49	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(2.38)	0.19	0.36	(0.07)	0.36
Total From Investment Operations	(1.72)	0.82	0.89	0.42	0.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.86)	(0.66)	(0.54)	(0.44)	(0.46)
Distributions from Realized Gains	(1.19)	(0.22)	(0.01)	(0.02)	–
Total Dividends and Distributions	(2.05)	(0.88)	(0.55)	(0.46)	(0.46)
Net Asset Value, End of Period	$10.49	$14.26	$14.32	$13.98	$14.02

Total Return(b)	(14.02)%	5.86%	6.61%	3.09%	6.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,751	$53,025	$63,097	$79,487	$67,752
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.49%	0.54%	0.55%	0.53%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.54%(e)	0.55%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	5.27%	4.39%	3.74%	3.49%	3.42%
Portfolio Turnover Rate	53.9%	28.4%	6.0%	5.0%	5.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SAM Strategic Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$23.91	$22.07	$19.74	$18.45	$16.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.44	0.55	0.23	0.19	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(7.99)	1.57	2.32	1.22	1.96
Total From Investment Operations	(7.55)	2.12	2.55	1.41	2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.76)	(0.28)	(0.22)	(0.12)	(0.11)
Distributions from Realized Gains	(3.32)	–	–	–	–
Total Dividends and Distributions	(4.08)	(0.28)	(0.22)	(0.12)	(0.11)
Net Asset Value, End of Period	$12.28	$23.91	$22.07	$19.74	$18.45

Total Return(b)	(37.42)%	9.61%	13.06%	7.71%	12.83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,945	$150,975	$146,789	$136,966	$130,069
Ratio of Expenses to Average Net Assets(c),(d)	0.25%	0.24%	0.29%	0.31%	0.29%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.29%(e)	0.31%(e)	0.29%(e)
Ratio of Net Investment Income to Average Net Assets	2.36%	2.34%	1.10%	1.01%	0.80%
Portfolio Turnover Rate	31.8%	45.7%	7.0%	9.0%	4.0%

	2008	2007	2006	2005	2004
SAM Strategic Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$23.77	$21.95	$19.64	$18.38	$16.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.47	0.17	0.14	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(8.04)	1.57	2.32	1.22	1.97
Total From Investment Operations	(7.54)	2.04	2.49	1.36	2.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.71)	(0.22)	(0.18)	(0.10)	(0.10)
Distributions from Realized Gains	(3.32)	–	–	–	–
Total Dividends and Distributions	(4.03)	(0.22)	(0.18)	(0.10)	(0.10)
Net Asset Value, End of Period	$12.20	$23.77	$21.95	$19.64	$18.38

Total Return(b)	(37.56)%	9.34%	12.77%	7.47%	12.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$48,224	$80,715	$69,965	$48,413	$34,129
Ratio of Expenses to Average Net Assets(c),(d)	0.50%	0.49%	0.54%	0.56%	0.54%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0.54%(e)	0.56%(e)	0.54%(e)
Ratio of Net Investment Income to Average Net Assets	2.81%	2.04%	0.85%	0.76%	0.55%
Portfolio Turnover Rate	31.8%	45.7%	7.0%	9.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Short-Term Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.23	$10.28	$10.11	$10.12	$9.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.52	0.45	0.33	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(1.63)	(0.21)	(0.01)	(0.15)	(0.12)
Total From Investment Operations	(1.15)	0.31	0.44	0.18	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.36)	(0.27)	(0.19)	–
Total Dividends and Distributions	(0.46)	(0.36)	(0.27)	(0.19)	–
Net Asset Value, End of Period	$8.62	$10.23	$10.28	$10.11	$10.12

Total Return(b)	(11.68)%	3.07%	4.44%	1.80%	1.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,960	$156,830	$120,364	$83,822	$56,241
Ratio of Expenses to Average Net Assets	0.50%	0.49%	0.64%	0.57%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	0.52%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.97%	5.08%	4.51%	3.26%	2.53%
Portfolio Turnover Rate	23.4%	37.9%	43.8%	74.3%	34.8%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
Short-Term Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$2.50	$2.52	$2.52	$2.58	$2.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.11	0.11	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	–	–	(0.06)	(0.05)
Total From Investment Operations	(0.01)	0.11	0.11	0.04	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.13)	(0.11)	(0.10)	(0.10)
Total Dividends and Distributions	(0.08)	(0.13)	(0.11)	(0.10)	(0.10)
Net Asset Value, End of Period	$2.41	$2.50	$2.52	$2.52	$2.58

Total Return(b)	(0.57)%	4.50%	4.59%	1.64%	2.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,975	$76,165	$42,466	$47,221	$48,574
Ratio of Expenses to Average Net Assets(c)	0.52%	0.50%	0.61%	0.60%	0.61%
Ratio of Gross Expenses to Average Net Assets	–	–	0.61%(d)	0.60%(d)	0.61%(d)
Ratio of Net Investment Income to Average Net Assets	4.05%	4.56%	4.30%	4.01%	3.74%
Portfolio Turnover Rate	40.1%	46.8%	13.0%	22.0%	17.0%

	2008	2007	2006	2005	2004
Short-Term Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$2.49	$2.51	$2.51	$2.56	$2.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.11	0.10	0.09	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	(0.01)	–	(0.05)	(0.05)
Total From Investment Operations	(0.03)	0.10	0.10	0.04	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.12)	(0.10)	(0.09)	(0.10)
Total Dividends and Distributions	(0.07)	(0.12)	(0.10)	(0.09)	(0.10)
Net Asset Value, End of Period	$2.39	$2.49	$2.51	$2.51	$2.56

Total Return(b)	(1.23)%	4.24%	4.24%	1.76%	1.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,662	$2,386	$3,221	$5,156	$7,096
Ratio of Expenses to Average Net Assets(c)	0.77%	0.75%	0.86%	0.85%	0.86%
Ratio of Gross Expenses to Average Net Assets	–	–	0.86%(d)	0.85%(d)	0.86%(d)
Ratio of Net Investment Income to Average Net Assets	3.81%	4.33%	4.05%	3.76%	3.49%
Portfolio Turnover Rate	40.1%	46.8%	13.0%	22.0%	17.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without custodian credits.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SmallCap Blend Account (a)
Class 1 shares
Net Asset Value, Beginning of Period	$9.82	$10.78	$10.22	$9.55	$7.97
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03	0.04	0.03	0.02	–
Net Realized and Unrealized Gain (Loss) on Investments	(3.28)	0.24	1.23	0.65	1.58
Total From Investment Operations	(3.25)	0.28	1.26	0.67	1.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.02)	–	–
Distributions from Realized Gains	(0.99)	(1.21)	(0.68)	–	–
Total Dividends and Distributions	(1.03)	(1.24)	(0.70)	–	–
Net Asset Value, End of Period	$5.54	$9.82	$10.78	$10.22	$9.55

Total Return(c)	(36.73)%	1.65%	12.70%	7.04%	19.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$48,620	$92,456	$103,131	$94,476	$85,115
Ratio of Expenses to Average Net Assets	0.88%	0.86%	0.87%	0.88%	0.86%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.86%(d)
Ratio of Net Investment Income to Average Net Assets	0.41%	0.34%	0.32%	0.17%	0.03%
Portfolio Turnover Rate	65.3%	53.9%	132.3%	125.8%	188.7%

(a)	Effective June 13, 2008, SmallCap Account changed its name to SmallCap Blend Account.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SmallCap Growth Account II(a)
Class 1 shares
Net Asset Value, Beginning of Period	$11.35	$10.81	$9.92	$9.30	$8.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(4.61)	0.61	0.95	0.69	1.00
Total From Investment Operations	(4.67)	0.54	0.89	0.62	0.94
Net Asset Value, End of Period	$6.68	$11.35	$10.81	$9.92	$9.30

Total Return(c)	(41.15)%	5.00%	8.97%	6.67%	11.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,137	$103,626	$73,327	$66,656	$63,453
Ratio of Expenses to Average Net Assets(d)	1.05%	1.01%	1.02%	1.05%	0.99%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.01%(e)
Ratio of Net Investment Income to Average Net Assets	(0.65)%	(0.59)%	(0.62)%	(0.77)%	(0.70)%
Portfolio Turnover Rate	83.8%	86.5%(f)	77.6%	68.2%	43.3%

	2008	2007(g)
SmallCap Growth Account II(a)
Class 2 shares
Net Asset Value, Beginning of Period	$11.32	$10.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(4.59)	0.70
Total From Investment Operations	(4.67)	0.60
Net Asset Value, End of Period	$6.65	$11.32

Total Return(c)	(41.25)%	5.60%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,102	$3,968
Ratio of Expenses to Average Net Assets(d)	1.30%	1.26%(i)
Ratio of Net Investment Income to Average Net Assets	(0.90)%	(0.84)%(i)
Portfolio Turnover Rate	83.8%	86.5%(f)

(a) Effective June 13, 2008, SmallCap Growth Account changed its name to SmallCap Growth Account II.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d) Reflects Manager's contractual expense limit.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.
(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through
January 8, 2007.
(h) Total return amounts have not been annualized.
(i) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
SmallCap Value Account I(a)
Class 1 shares
Net Asset Value, Beginning of Period	$15.69	$18.66	$17.61	$16.83	$15.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.13	0.09	0.07	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(4.60)	(1.68)	2.98	0.96	3.37
Total From Investment Operations	(4.46)	(1.55)	3.07	1.03	3.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.07)	(0.06)	(0.01)	(0.03)
Distributions from Realized Gains	(1.59)	(1.35)	(1.96)	(0.24)	(1.58)
Total Dividends and Distributions	(1.72)	(1.42)	(2.02)	(0.25)	(1.61)
Net Asset Value, End of Period	$9.51	$15.69	$18.66	$17.61	$16.83

Total Return(c)	(31.82)%	(9.52)%	18.64%	6.22%	23.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$116,467	$178,698	$171,973	$132,035	$107,206
Ratio of Expenses to Average Net Assets(d)	1.01%	1.01%	1.11%	1.13%	1.12%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.13%(e)
Ratio of Net Investment Income to Average Net Assets	1.07%	0.71%	0.49%	0.38%	0.21%
Portfolio Turnover Rate	56.1%	55.0%(f)	49.0%	45.3%	38.0%

	2008	2007(g)
SmallCap Value Account I(a)
Class 2 shares
Net Asset Value, Beginning of Period	$15.68	$18.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(4.57)	(1.43)
Total From Investment Operations	(4.47)	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.03)
Distributions from Realized Gains	(1.59)	(1.35)
Total Dividends and Distributions	(1.70)	(1.38)
Net Asset Value, End of Period	$9.51	$15.68

Total Return(c)	(31.89)%	(8.51)%(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101	$237
Ratio of Expenses to Average Net Assets(d)	1.26%	1.26%(i)
Ratio of Net Investment Income to Average Net Assets	0.78%	0.48%(i)
Portfolio Turnover Rate	56.1%	55.0%(f)

(a) Effective June 13, 2008, SmallCap Value Account changed its name to SmallCap Value Account I.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(d) Reflects Manager's contractual expense limit.

(e) Expense ratio without commission rebates.

(f) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(g) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

(h) Total return amounts have not been annualized.

(i) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2008	2007	2006	2005	2004
West Coast Equity Account
Class 1 shares
Net Asset Value, Beginning of Period	$25.13	$24.06	$22.04	$20.45	$18.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.20	0.15	0.13	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(7.79)	1.89	2.45	1.61	2.20
Total From Investment Operations	(7.64)	2.09	2.60	1.74	2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.18)	(0.12)	(0.15)	(0.05)
Distributions from Realized Gains	(2.20)	(0.84)	(0.46)	–	–
Total Dividends and Distributions	(2.44)	(1.02)	(0.58)	(0.15)	(0.05)
Net Asset Value, End of Period	$15.05	$25.13	$24.06	$22.04	$20.45

Total Return(b)	(33.37)%	8.73%	12.03%	8.57%	13.03%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$65,187	$128,486	$152,592	$130,071	$119,371
Ratio of Expenses to Average Net Assets(c)	0.64%	0.63%	0.67%	0.68%	0.69%
Ratio of Gross Expenses to Average Net Assets	–	–	0.67%(d)	0.68%(d)	0.69%(d)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.81%	0.66%	0.62%	0.87%
Portfolio Turnover Rate	14.6%	16.6%	18.0%	18.0%	17.0%

	2008	2007	2006	2005	2004
West Coast Equity Account
Class 2 shares
Net Asset Value, Beginning of Period	$24.97	$23.91	$21.92	$20.35	$18.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.13	0.10	0.08	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(7.75)	1.89	2.43	1.60	2.19
Total From Investment Operations	(7.65)	2.02	2.53	1.68	2.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)	(0.08)	(0.11)	(0.03)
Distributions from Realized Gains	(2.20)	(0.84)	(0.46)	–	–
Total Dividends and Distributions	(2.38)	(0.96)	(0.54)	(0.11)	(0.03)
Net Asset Value, End of Period	$14.94	$24.97	$23.91	$21.92	$20.35

Total Return(b)	(33.56)%	8.46%	11.75%	8.30%	12.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,970	$15,662	$16,954	$10,823	$8,270
Ratio of Expenses to Average Net Assets(c)	0.89%	0.88%	0.92%	0.93%	0.94%
Ratio of Gross Expenses to Average Net Assets	–	–	0.92%(d)	0.93%(d)	0.94%(d)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.55%	0.41%	0.37%	0.62%
Portfolio Turnover Rate	14.6%	16.6%	18.0%	18.0%	17.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without custodian credits.

APPENDIX A SUMMARY OF PRINCIPAL RISKS

The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called “principal risks.” The principal risks of investing in the Accounts are stated above as to each Account in the Account’s description. Each of these risks is summarized below. Additional information about the Accounts, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Active Trading Risk

An Account that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Account’s brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

Asset Allocation Risk

Asset Allocation Risk is the chance that the selection and weighting of asset classes and/or underlying funds will cause the account to underperform other accounts with a similar investment objective.

Credit and Counterparty Risk

The issuer or guarantor of a fixed income security or other obligation, counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk

Derivatives are investments whose values depend on or are derived from other securities or indices. An Account’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

Emerging Market Risk

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk

Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Principal Variable Contracts Funds, Inc.	APPENDIX A	151

Exchange Rate Risk

Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Exchange-Traded Funds ("ETFs") Risk

To the extent that an Account invests in ETFs, the Account will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Account's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Account. Accordingly, the Account's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Account expenses.

Fixed-Income Securities Risk

Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk

Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk

Accounts that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Growth Stock Risk

Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. An Account’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

152 APPENDIX A

Principal Variable Contracts Funds, Inc.

1-800-852-4450

High Yield Securities Risk

Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk

There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. An Account cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk

Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Liquidity Risk

An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account’s ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

Management Risk

Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

Market Risk

The value of an Account’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the Account.

Market Segment Risk

Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

  Mid Cap: Account’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  Large Cap: Account’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  Small Cap: Account’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Principal Variable Contracts Funds, Inc.	APPENDIX A	153

Master Limited Partnership ("MLP") Risk

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Mid Cap Stock Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk

Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of Accounts investing in such securities. Accounts that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such Accounts’ investments would likely decline.

Non-Diversification Risk

An Account that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified Accounts. The less diversified an Account’s holdings are, the more a specific stock’s poor performance is likely to affect the Account’s performance.

Portfolio Duration Risk

Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

Prepayment Risk

Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

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Real Estate Securities Risk

Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

  may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  are subject to cash flow dependency and defaults by borrowers; and
  could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

REITs typically incur fees that are separate from those of the Account. Accordingly, the Account's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Account expenses.

Risk of Being an Underlying Fund

The Principal LifeTime Accounts and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of the risk of being an underlying fund on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

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The following tables show the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Accounts as of December 31, 2008.

PRINCIPAL LIFETIME ACCOUNTS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Account	Account	Account	Account	Account	Account	Total
Bond & Mortgage Securities Account	2.97%	9.45%	0.98%	0.24%	0.06%	2.19%	15.89%
Core Plus Bond Fund I	0.08	0.26	0.20	0.02	—	0.03	0.59
Disciplined LargeCap Blend Fund	0.14	0.69	0.16	0.08	0.05	0.03	1.15
High Yield Fund I	0.16	0.92	0.21	0.10	0.07	0.03	1.49
Inflation Protection Fund	0.36	—	—	—	—	0.60	0.96
International Emerging Markets Fund	0.07	0.42	0.11	0.05	0.04	0.01	0.70
International Fund I	0.04	0.27	0.09	0.04	0.03	0.01	0.48
International Growth Fund	0.15	0.79	0.16	0.09	0.06	0.03	1.28
International Value Fund I	0.20	1.07	0.31	0.14	0.09	0.04	1.85
LargeCap Blend Fund I	0.21	1.01	0.23	0.11	0.07	0.04	1.67
LargeCap Growth Account	0.63	3.18	0.83	0.41	0.29	0.14	5.48
LargeCap Growth Account I	0.73	3.95	0.96	0.52	0.35	0.14	6.65
LargeCap Value Account	0.52	2.61	0.69	0.36	0.25	0.15	4.58
LargeCap Value Account III	0.36	1.94	0.50	0.26	0.18	0.11	3.35
LargeCap Value Fund I	0.08	0.41	0.10	0.05	0.04	0.02	0.70
MidCap Growth Fund III	0.05	0.25	0.07	0.03	0.02	0.02	0.44
MidCap Value Fund I	0.05	0.26	0.07	0.04	0.02	0.02	0.46
Money Market Account	0.01	—	—	—	—	0.03	0.04
Preferred Securities Fund	0.16	0.58	0.09	0.03	0.02	0.08	0.96
Real Estate Securities Account	1.43	4.93	0.88	0.34	0.23	0.53	8.34
SmallCap Growth Fund I	0.06	0.25	0.21	0.12	0.09	—	0.73
SmallCap Growth Fund III	0.13	0.99	0.16	0.08	0.05	—	1.41
SmallCap S&P 600 Index Fund	0.13	0.73	0.09	0.04	0.02	0.07	1.08
SmallCap Value Account I	0.07	0.28	0.22	0.13	0.09	—	0.79
SmallCap Value Fund	0.07	0.49	0.07	0.04	0.03	—	0.70
Ultra Short Bond Fund	0.83	—	—	—	—	1.41	2.24

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The table below shows the percentage of outstanding shares of the Underlying Funds owned by the Portfolios as of December 31, 2008:

SAM PORTFOLIOS

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total
Disciplined LargeCap Blend Fund	1.54%	0.18%	0.67%	0.16%	0.44%	2.99%
Diversified International Account	11.07	1.40	5.31	1.27	3.28	22.33
Equity Income Account	18.43	2.15	8.66	1.74	4.96	35.94
High Yield Fund	1.47	0.42	0.36	0.63	0.28	3.16
Income Account	40.37	11.85	5.41	20.15	—	77.78
International Emerging Markets Account	10.36	1.42	4.29	1.01	2.92	20.00
LargeCap Growth Account	25.15	3.09	11.18	2.80	6.32	48.54
LargeCap Growth Fund II	3.40	0.42	1.43	0.39	0.87	6.51
LargeCap Value Account III	14.95	1.72	6.18	2.86	4.30	30.01
MidCap Stock Account	33.59	4.60	18.51	5.90	11.37	73.97
Money Market Account	0.62	0.14	0.26	0.07	0.08	1.17
Mortgage Securities Account	47.91	13.11	7.57	21.16	—	89.75
Preferred Securities Fund	1.40	0.32	0.26	0.59	—	2.57
Real Estate Securities Account	10.83	1.29	4.52	1.45	2.57	20.66
Short-Term Income Account	32.47	14.28	2.85	30.06	1.07	80.73
SmallCap Growth Account II	14.84	2.11	6.32	1.67	4.09	29.03
SmallCap Value Account I	8.20	1.01	3.40	0.94	2.23	15.78
West Coast Equity Account	28.92	3.69	14.66	1.75	8.99	58.01

Royalty Trust Risk

An Account may invest in royalty trusts, which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Account's investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts' operating expenses, in addition to paying Account expenses.

Sector Risk

When an Account’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Accounts concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. An Account that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

Securities Lending Risk

To earn additional income, the Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

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Small Company Risk

Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

U. S. Government Securities Risk
U. S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-

income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account’s securities do not affect interest income on securities already held by the Account but are reflected in the Account’s price per share. Since the magnitude of these fluctuations generally is greater at times when an Account’s average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk

An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk

An Account’s investments in value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. An Account’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

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APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of an index and an average of the performance of a group of mutual funds with a similar investment objective and management style. These are described in this appendix. An investment cannot be made directly in the index and the index’s performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.

Barclays Capital Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays Capital Government Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Barclays Capital Mutual Fund 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Barclays Capital U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Capital Benchmark (20/80) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 20% S&P 500 Index and 80% Barclays Capital Aggregate Bond Index.

Capital Benchmark (40/60) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

Capital Benchmark (60/40) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

Capital Benchmark (80/20) is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index.

Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U. S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U. S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-Us is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

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Morgan Stanley Capital International (MSCI) - EAFE Index NDTR D is listed for foreign stock funds (EAFE refers to Europe, Australia, and Far East). Widely accepted as a benchmark for international stock performance, the EAFE Index is an aggregate of 21 individual country indexes.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) NDTR D Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex US Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It offers an exhaustive representation of the Small Cap segment by targeting companies that are in the Investable Market Index but not in the Standard Index in a particular market.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Small/Mid Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

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Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

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Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000® Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P Global ex US BMI Index f/k/a Citigroup Broad Market (BMI) Global ex-U.S. Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

S&P Developed ex-U.S. Small Cap Index f/k/a CITI Group Extended Market Index (EMI) World ex-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.

S&P Midcap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

©2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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APPENDIX C Description of Bond Ratings: Moody’s Investors Service, Inc. Rating Definitions: Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Aa: A: Baa:

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Caa: Ca:

Obligations rated B are considered speculative and are subject to high credit risk.

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

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Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.	Nature of and provisions of the obligation;
III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:

Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.
D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

164 APPENDIX C

Principal Variable Contracts Funds, Inc.

1-800-852-4450

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

Principal Variable Contracts Funds, Inc.	APPENDIX C	165

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2009, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its annual and semi-annual reports and Statement of Additional Information available, free of charge, on www.PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-852-4450.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.

Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Variable Contracts Funds, Inc. SEC File 811-01944

166 ADDITIONAL INFORMATION

Principal Variable Contracts Funds, Inc.

1-800-852-4450

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(the “Fund”)
Statement of Additional Information
dated May 1, 2009

The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2008, are hereby incorporated by reference into and are legally a part of this SAI.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund’s prospectus, dated May 1, 2009, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-852-4450 or write:

Principal Variable Contracts Funds, Inc.
P. O. Box 8024
Boston, MA 02266-8024

The Principal Variable Contracts Funds, Inc. prospectus may be viewed at www.PrincipalFunds.com.

Fund History	3
Description of the Fund’s Investments and Risks	4
Management	23
Control Persons & Principal Securities Holders	30
Investment Advisory and Other Services	54
Cost of Manager’s Services	57
Brokerage Allocation and Other Practices	65
Pricing of Fund Shares	81
Multiple Class Structure	82
Tax Status	84
Portfolio Holdings Disclosure	85
Proxy Voting Policies and Procedures	86
General Information	86
Financial Statements	88
Disclosure Regarding Portfolio Managers
Appendix A - Description of Bond Ratings	89
Appendix B - Proxy Voting Policies	92

2 PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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FUND HISTORY

The Principal Variable Contracts Funds, Inc. (the “Fund”) is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:

  February 13, 1998 to add the International SmallCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities Accounts.
  February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts.
  July 27, 2000 to add the International Emerging Markets, LargeCap Growth Equity, and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account.
  May 1, 2001 to change the name of the Aggressive Growth Account to the Equity Growth Account.
  February 1, 2002 to add the LargeCap Blend and LargeCap Value Accounts.
  February 4, 2003 to add the Limited Term Bond Account.
  March 1, 2004 to change the name of the Real Estate Account to Real Estate Securities Account and the Utilities Account to the Equity Income Account.
  October 12, 2004 to add the Equity Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, and LifeTime Strategic Income Accounts.
  April 11, 2005 to change the name of the International Account to Diversified International Account.
  September 30, 2005 to change the name of the Government Securities Account to Government & High Quality Bond Account and to change the name of the Limited Term Bond Account to Short-Term Bond Account.
  October 2, 2006 to rename the existing share class of each series of the Corporation as Class 1 shares, to add Class 2 shares to the Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth, and SmallCap Value series; to add the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, and West Coast Equity series, to the Corporation, and add Class 1 and Class 2 shares for each such series.
  On May 17, 2008, to change the name of Principal Variable Contracts Fund, Inc. to Principal Variable Contracts Funds, Inc. and to change the names of the following Accounts:
Former Name	New Name
Bond Account	Bond & Mortgage Securities Account
Capital Value Account	LargeCap Value Account
Equity Growth Account	LargeCap Growth Account I
Equity Income Account I	Equity Income Account
Equity Value Account	LargeCap Value Account II
Growth Account	LargeCap Growth Account
LargeCap Blend Account	LargeCap Blend Account II
LargeCap Stock Index Account	LargeCap S&P 500 Index Account
LargeCap Value Account	LargeCap Value Account III
MidCap Account	MidCap Blend Account
MidCap Growth Account	MidCap Growth Account I
MidCap Value Account	MidCap Value Account II
SmallCap Account	SmallCap Blend Account
SmallCap Growth Account	SmallCap Growth Account II
SmallCap Value Account	SmallCap Value Account I

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Classes offered by each Account are shown in the table below:

Share Class
Account Name	1	2
Asset Allocation Account	X
Balanced Account	X
Bond & Mortgage Securities Account	X
Diversified International Account	X	X
Equity Income Account	X	X
Government & High Quality Bond Account	X
Income Account	X	X
International Emerging Markets Account	X
International SmallCap Account	X
LargeCap Blend Account II	X	X
LargeCap Growth Account	X	X
LargeCap Growth Account I	X
LargeCap S&P 500 Index Account	X
LargeCap Value Account	X
LargeCap Value Account III	X
MidCap Blend Account	X
MidCap Growth Account I	X
MidCap Stock Account	X	X
MidCap Value Account II	X
Money Market Account	X	X
Mortgage Securities Account	X	X
Principal LifeTime 2010 Account	X
Principal LifeTime 2020 Account	X
Principal LifeTime 2030 Account	X
Principal LifeTime 2040 Account	X
Principal LifeTime 2050 Account	X
Principal LifeTime Strategic Income Account	X
Real Estate Securities Account	X	X
SAM Balanced Portfolio	X	X
SAM Conservative Balanced Portfolio	X	X
SAM Conservative Growth Portfolio	X	X
SAM Flexible Income Portfolio	X	X
SAM Strategic Growth Portfolio	X	X
Short-Term Bond Account	X
Short-Term Income Account	X	X
SmallCap Blend Account	X
SmallCap Growth Account II	X	X
SmallCap Value Account I	X	X
West Coast Equity Account	X	X

Fund Policies

The investment objectives, investment strategies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

4 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.

Fundamental Restrictions

Each of the following numbered restrictions for the Accounts and the Strategic Asset Management Portfolios is a matter of fundamental policy and may not be changed without shareholder approval. Except as noted below, each of the Accounts and Strategic Asset Management Portfolios may not:

1)	Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.
2)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.
3)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.
4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)	Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.
6)	Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account. This restriction does not apply to the Principal LifeTime Accounts, the Strategic Asset Management Portfolios, or the Real Estate Securities Account.
7)	Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
8)	Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate Securities Account.

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9)	Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions

Each of the Accounts, except the Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s present policy to:

1)	Invest more than 15% (10% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.
2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.
3)	Invest in companies for the purpose of exercising control or management.
4)	Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, International SmallCap, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap S&P 500 Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account and Mortgage Securities Account may not invest in foreign securities.
5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).
6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Account (except Asset Allocation, Balanced, LargeCap Value, Diversified International, Income, International Emerging Markets, LargeCap Growth, and Short-Term Income) has also adopted the non-fundamental restriction, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)	Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.
2)	Invest in companies for the purpose of exercising control or management.

6 DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Investment Strategies and Risks

Restricted Securities

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Money Market Account) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Account, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

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  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

  American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
  European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

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Unseasoned Issuers

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts The Accounts may each engage in the practices described under this heading.

  Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets.
  Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.
  Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.
  The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
  The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.
  Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
  Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security

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  at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs. When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs. Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
  Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
  Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
  Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale

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is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures commission merchant returns the initial margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.”
The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.
In using futures contracts, the Account may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An
Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments.
When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

• Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts.
A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

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  If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
  When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.
  Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account’s successful use of futures contracts is subject to the ability of the Sub- Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
  Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.
  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  Limitations on the Use of Futures and Options on Futures Contracts. Each Account intends to come within an exclusion from the definition of “commodity pool operator” provided by Commodity Futures Trading Commission regulations.
  Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed- income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes,

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each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” an Account may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are contractually required to “cash settle,” however, an Account is permitted to set aside or “earmark” liquid assets in an amount equal to the Account’s daily marked to market (net) obligation, if any (in other words, the Account’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Account will have the ability to utilize these contracts to a greater extent than if the Account were required to segregate or “earmark” assets equal to the full market value of the futures contract.

Forward Foreign Currency Exchange Contracts

The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

An Account segregates liquid assets in an amount equal to its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and

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sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency forward contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, an Account bears the risk of loss of the amount expected to be received under a forward contract in the event of the default as bankruptcy of a forward counterparty.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks

The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

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An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.

Real Estate Investment Trusts

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

High-Yield/High-Risk Bonds

The Asset Allocation, Balanced, Bond & Mortgage Securities, Equity Income, Income, MidCap Stock, MidCap Value II, Short-Term Bond, and West Coast Equity Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) (commonly known as “junk bonds”). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced, Bond & Mortgage Securities, Equity Income, Government & High Quality Bond, Income, MidCap Stock, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities

The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond & Mortgage Securities, Equity Income, Government & High Quality Bond, Income, MidCap Stock, Mortgage Securities, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

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The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Swap Agreements and Options on Swap Agreements

Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements (“swap options”).

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account’s investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

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A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Account’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Account’s investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account’s total assets.

Whether an Account’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

  the frequency of trades and quotations,
  the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market,
  the nature of the security (including any demand or tender features), and the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.

For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	17
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Zero-coupon securities

The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending

All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales

Each Account, other than the Principal LifeTime Accounts and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Account, or a security equivalent in kind and amount to the security sold short that the Account has the right to obtain, for delivery at a specified date in the future. An Account may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, an Account loses the opportunity to participate in the gain.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

18	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Money Market Instruments/Temporary Defensive Position

The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the
U. S. government.
U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

  Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.
  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.
  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
  Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.

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  Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.
  Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
  Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Other Investment Companies

Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Account would bear its ratable share of that entity’s expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)

The Bond & Mortgage Securities and Short-Term Bond Accounts invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

20	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Industry Concentrations

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios concentrate its investments in the mutual fund industry. Each of the other Accounts, except the Real Estate Securities Account, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap S&P 500 Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated.

For purposes of applying the SmallCap Growth Account II (portion sub-advised by Emerald Advisers, Inc.) industry concentration restrictions, the Account uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O’Neil & Co., Incorporated. Each of the Accounts sub-advised by Edge Asset Management, Inc. (“Edge”), and the portion of the SmallCap Growth Account II sub-advised by UBS use the Global Industry Classification Standard industry classifications. The other Accounts use industry classifications based on the “Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (“SEC”).” The Accounts interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Accounts take the position that such securities do not represent interests in any particular “industry” or group of industries.

Portfolio Turnover

Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

  Asset Allocation Account (243.1% in 2008 and 125.3% in 2007). The turnover rate for the Asset Allocation Account was higher in 2008 due to allocation changes as a result of the volatile global financial markets.
  LargeCap Value Account III (56.5% in 2008 and 21.0% in 2007). The turnover rate for the LargeCap Value Account III was higher in 2008 due to the addition of a Sub-Advisor, Westwood Management Corporation, to the portfolio.
  The portfolio transition increased portfolio turnover.
  Principal LifeTime 2010 Account (26.0% in 2008 and 67.0% in 2007). In 2007, the Principal LifeTime 2010 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime 2020 Account (14.6% in 2008 and 60.3% in 2007). In 2007, the Principal LifeTime 2020 Account went through a significant reallocation, increasing portfolio turnover in 2007.

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  Principal LifeTime 2030 Account (18.0% in 2008 and 66.7% in 2007). In 2007, the Principal LifeTime 2030 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime 2040 Account (22.6% in 2008 and 72.7% in 2007). In 2007, the Principal LifeTime 2040 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime 2050 Account (16.1% in 2008 and 93.1% in 2007). In 2007, the Principal LifeTime 2050 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime Strategic Income Account (26.8% in 2008 and 54.4% in 2007). In 2007, the Principal LifeTime Strategic Income Account went through a significant reallocation, increasing portfolio turnover in 2007.
  SAM Conservative Growth Portfolio (24.4% in 2008 and 46.8% in 2007). In 2007, the Conservative Growth Portfolio had a large reallocation which included adding a few new underlying equity options. This led to a turnover that was higher than usual.
  SAM Flexible Income Portfolio (53.9% in 2008 and 28.4% in 2007). In 2008, the Flexible Income Portfolio had a higher than normal turnover due to a reallocation in underlying fixed-income options.

Closed Accounts

Principal Management Corporation (the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the Account fully invested in a manner consistent with its investment objective.

MANAGEMENT

Board of Directors

Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund’s business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

Management Information

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are not interested persons of the Fund (the “Independent Directors”). All Directors serve as directors for each of the two investment companies (with a total of 110 portfolios) sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal Funds, Inc. (collectively, the “Fund Complex”).

Each officer of the Fund holds the same position with respect to Principal Funds, Inc.

22	MANAGEMENT	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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The following directors are considered not to be “interested persons” as defined in the 1940 Act.

Number of
				Portfolios in	Other
		Length of		Fund Complex	Directorships
Name, Address, and		Time Served	Principal Occupation(s)	Overseen	Held by
Year of Birth	Position(s) Held with Fund	as Director	During Past 5 Years	by Director	Director
Elizabeth Ballantine	Director	Since 2004	Principal, EBA Associates	110	The McClatchy Company
711 High Street	Member Nominating and		(consulting and investments)
Des Moines, Iowa 50392	Governance Committee
1948

Kristianne Blake	Director	Since 2007	President, Kristianne Gates	110	Avista Corporation; Russell
711 High Street	Member Operations Committee		Blake, P.S. (CPA specializing in		Investment Company*
Des Moines, Iowa 50392			personal financial and tax		Russell Investment Funds*
1954			planning)		(48 portfolios overseen)

Craig Damos	Director	Since 2008	CEO/President, Vertical Growth	110	None
711 High Street	Member Operations Committee		Officer, and CFO, The Weitz
Des Moines, Iowa 50392			Company (general construction)
1954

Richard W. Gilbert	Director	Since 2000	President, Gilbert	110	Calamos Asset
711 High Street	Member Executive Committee		Communications, Inc.		Management, Inc.
Des Moines, Iowa 50392	Member Nominating and		(management advisory services)		(2005)
1940	Governance Committee

Mark A. Grimmett	Director	Since 2004	Executive Vice President and	110	None
711 High Street	Member Audit Committee		CFO, Merle Norman Cosmetics,
Des Moines, Iowa 50392			Inc. (manufacturer and distributor
1960			of skin care products)

Fritz S. Hirsch	Director	Since 2005	President and CEO, Sassy, Inc.	110	None
711 High Street	Member Audit Committee		(manufacturer of infant and
Des Moines, Iowa 50392			juvenile products)
1951

William C. Kimball	Director	Since 2000	Retired. Formerly, Chairman and	110	Casey’s General Store
711 High Street	Member Nominating and		CEO, Medicap Pharmacies, Inc.		Inc.
Des Moines, Iowa 50392	Governance Committee		(chain of retail pharmacies)
1947

Barbara A. Lukavsky	Director	Since 1993	President and CEO, Barbican	110	None
711 High Street	Member Nominating and		Enterprises, Inc.
Des Moines, Iowa 50392	Governance Committee		(holding company for franchises
1940			in the cosmetics industry)

Daniel Pavelich	Director	Since 2007	Retired. Formerly, Chairman and	110	Catalytic Inc; Vaagen
711 High Street	Member Audit Committee		CEO of BDO Seidman (tax,		Bros. Lumber, Inc.
Des Moines, Iowa 50392			accounting and financial
1944			consulting services)

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the
“Manager”), Principal Funds Distributor, Inc. (the “Distributor”), the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”),
the Fund’s former principal underwriter.

Positions with the Manager
			and its Affiliates;	Number of Portfolios	Other
Name, Address and			Principal Occupation(s)	in Fund Complex	Directorships
Year of Birth	Position(s) Held with Fund	Length of Time Served	During Past 5 Years	Overseen by Director	Held by Director
Ralph C. Eucher	Director	Since 1999	Director, the Manager since 1999.	110	None
711 High Street	Chairman and Chief Executive		President, the Manager 1999-2008
Des Moines,	Officer		Director, PFD since 2007.
Iowa 50392	Member Executive Committee		Director, Princor since 1999. President,
1952			Princor 1999-2005. Senior Vice
President, Principal Life, since 2002.
Prior thereto, Vice President.

Nora M. Everett	Director	Since 2008	President since 2008. Senior Vice	110	None
711 High Street	President		President and Deputy General
Des Moines,	Member Executive Committee		Counsel, Principal Financial Group,
Iowa 50392			Inc. 2004-2008. Vice President and
1959			Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Director	Since 2007	Retired December 2007. Prior thereto,	110	None
711 High Street	Member Operations Committee		President and CEO of WM Group of
Des Moines,			Funds; President and Director of Edge
Iowa 50392			Asset Management, Inc.
1943

* The Fund and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

Officers of the Fund

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

Name, Address and	Position(s) Held with Fund and	Positions with the Manager and its Affiliates;
Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years
Craig L. Bassett	Treasurer (since 1993)	Vice President and Treasurer, Principal Life
711 High Street
Des Moines, Iowa 50392
1952

Michael J. Beer	Executive Vice President	Executive Vice President and Chief Operating Officer, the Manager;
711 High Street	(since 1993)	Executive Vice President, PFD, since 2007; President, Princor, since 2005
Des Moines, Iowa 50392
1961

Randy L. Bergstrom	Assistant Tax Counsel	Counsel, Principal Life
711 High Street	(since 2005)
Des Moines, Iowa 50392
1955

David J. Brown	Chief Compliance Officer	Vice President, Product and Distribution Compliance, Principal Life; Senior
711 High Street	(since 2004)	Vice President, the Manager, since 2004; Senior Vice President, PFD,
Des Moines, Iowa 50392		since 2007, Second Vice President, Princor, since 2003, and prior thereto,
1960		Vice President, the Manager and Princor

Jill R. Brown	Senior Vice President	Second Vice President, Principal Financial Group and Senior Vice
1100 Investment Boulevard, Ste 200	(since 2007)	President, the Manager and Princor, since 2006, Chief Financial Officer,
El Dorado Hills, CA 95762		Princor, since 2003, Vice President, Princor 2003-2006. Senior Vice
1967		President and Chief Financial Officer, PFD, since 2007; prior thereto,
Assistant Financial Controller, Principal Life

Cary Fuchs	Senior Vice President of Distribution	President, Principal Funds Distributor, since 2007; Director of Mutual Fund
1100 Investment Boulevard, Ste 200	(since 2007)	Operations, Principal Shareholder Services, since 2005; prior thereto,
El Dorado Hills, CA 95762		Divisional Vice President, Boston Financial Data Services
1957

Steve G. Gallaher	Assistant Counsel	Second Vice President and Counsel, Principal Life since 2006;
711 High Street	(since 2006)	Self-Employed Writer in 2005; 2004 and prior thereto, Senior Vice
Des Moines, Iowa 50392		President and Counsel of Principal Residential Mortgage, Inc.
1955

Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer, the Manager, since 2004,
711 High Street	(since 1993)	and prior thereto, Vice President, Compliance and Product Development,
Des Moines, Iowa 50392		the Manager
1955

Patrick A. Kirchner	Assistant Counsel	Counsel, Principal Life
711 High Street	(since 2002)
Des Moines, Iowa 50392
1960

Name, Address and	Position(s) Held with Fund and	Positions with the Manager and its Affiliates;
Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years

Carolyn F. Kolks	Assistant Tax Counsel	Counsel, Principal Life, since 2003 and prior thereto, Attorney
711 High Street	(since 2005)
Des Moines, Iowa 50392
1962

Sarah J. Pitts	Assistant Counsel	Counsel, Principal Life
711 High Street	(since 2000)
Des Moines, Iowa 50392
1945

Layne A. Rasmussen	Vice President, Controller and Chief	Vice President and Controller - Mutual Funds, the Manager
711 High Street	Financial Officer
Des Moines, Iowa 50392	(since 2000)
1958

Michael D. Roughton	Counsel	Vice President and Senior Securities Counsel, Principal Financial Group,
711 High Street	(since 1993)	Inc.; Senior Vice President and Counsel, the Manager, PFD, and Princor;
Des Moines, Iowa 50392		and Counsel, Principal Global
1951

Adam U. Shaikh	Assistant Counsel	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.
711 High Street	(since 2006)
Des Moines, Iowa 50392
1972

Dan L. Westholm	Assistant Treasurer	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.
711 High Street	(since 2006)
Des Moines, Iowa 50392
1966

Beth C. Wilson	Vice President and Secretary	Director and Secretary, Principal Funds, since 2007. Prior thereto,
711 High Street	(since 2007)	Business Manager for Pella Corp.
Des Moines, Iowa 50392
1956

Board Committees. The Fund Complex’s board has the following four committees: Audit Committee, Executive Committee, Nominating and Governance Committee, and Operations Committee. Committee membership is identified on the previous pages. Each committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of (1) the integrity of the Fund Complex’s financial statements; (2) the Fund Complex’s compliance with certain legal and regulatory requirements; (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board. This committee met four times during the last fiscal year.

Executive Committee

The Committee’s primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. This committee did not meet during the last fiscal year.

Nominating and Governance Committee

The Committee’s primary purpose is to oversee 1) the structure and efficiency of the Boards of Directors and the committees the Boards establish, and 2) the activities of the Fund Complex’s Chief Compliance Officer. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 680 8th Street, Des Moines, Iowa 50392. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. This committee met four times during the last fiscal year.

Operations Committee

The Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations. This committee met four times during the last fiscal year.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	MANAGEMENT	27
www.principalfunds.com

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2008. The Fund Complex currently includes the separate series of the Fund and of Principal Funds, Inc.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Investors Fund. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (Not Considered to be “Interested Persons”)

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Principal Variable Contracts Funds*
	Ballatine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond & Mortgage Securities	A	A	A	A	A	A	B	A	A
International SmallCap	A	A	A	A	A	A	D	A	A
LargeCap Growth I	A	A	A	A	A	A	B	A	A
LargeCap Value III	A	A	A	A	A	A	D	A	A
MidCap Blend	A	A	A	A	A	A	E	A	A
MidCap Growth I	A	A	A	A	A	A	C	A	A
Real Estate Securities	A	A	A	A	A	A	D	A	A
SAM Balanced Portfolio	A	A	A	A	A	A	A	E	A
SmallCap Growth II	A	A	A	A	A	A	C	A	A
Total Fund Complex	D	E	C	E	E	E	E	E	E

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or variable life insurance contracts.

Directors Considered to be “Interested Persons”

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

	Nora M.	Ralph C.	William
Principal Variable Contracts Funds*	Everett	Eucher	Papesh
Diversified International	A	C	A
LargeCap Growth I	A	C	A
LargeCap Value	A	C	A
SmallCap Blend	A	C	A
Total Fund Complex	E	E	A

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or variable life insurance contracts.

28	MANAGEMENT	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 2008. On that date, there were 2 funds (with a total of 112 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex
Elizabeth Ballantine	$12,854	$119,750
Kristianne Blake	13,710	127,750
Craig Damos*	13,547	127,000
Richard W. Gilbert	14,939	139,250
Mark A. Grimmett	13,496	125,750
Fritz Hirsch	13,976	130,250
William C. Kimball	13,232	123,250
Barbara A. Lukavsky	13,710	127,750
Daniel Pavelich	13,604	126,750

* Did not begin serving as a director until March 10, 2008.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	MANAGEMENT	29
www.principalfunds.com

CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS

The following list identifies shareholders who own more than 25% of the voting securities of an Account as of March 31, 2009. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by account.

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION	64.13%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED	73.16%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	BOND & MORTGAGE SECURITIES	28.74%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BOND & MORTGAGE SECURITIES	39.49%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL	38.42%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	EQUITY INCOME	32.99%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	GOV & HIGH QUALITY BOND	65.14%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INCOME	42.02%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP	47.14%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL EMERGING MARKETS	40.63%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP BLEND II	36.25%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

30	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL MUTUAL LIFE	LARGECAP BLEND II	50.18%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I	50.93%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH	26.72%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX	54.71%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE II	100.00%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE III	36.16%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE	49.27%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2010	79.28%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2020	88.93%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2030	62.75%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040	25.16%	IOWA	PRINCIPAL FINANCIAL GROUP
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2040	55.94%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050	27.90%	IOWA	PRINCIPAL FINANCIAL GROUP
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS				31
www.principalfunds.com

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2050	48.12%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME STRATEGIC	83.25%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY	INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND	55.24%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP GROWTH I	57.59%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MIDCAP STOCK	34.51%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP VALUE II	37.94%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP VALUE II	39.09%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET	35.58%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MORTGAGE SECURITIES	46.31%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES	39.20%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M BALANCED PORTFOLIO	49.54%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

	S A M CONSERVATIVE BALANCED
PRINCIPAL MUTUAL LIFE		62.27%	IOWA	PRINCIPAL FINANCIAL GROUP
	PORTFOLIO
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

32	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL MUTUAL LIFE	S A M FLEXIBLE INCOME PORTFOLIO	44.01%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SHORT-TERM BOND	69.70%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	SHORT-TERM INCOME	25.61%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SHORT-TERM INCOME	29.59%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND	59.58%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II	30.00%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP VALUE I	30.96%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I	31.18%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	WEST COAST EQUITY	31.68%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

The Principal LifeTime Accounts, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Accounts owned by other shareholders. Therefore neither the Principal Lifetime Accounts, SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.

The By-laws of the Fund set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund state that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.” Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).

Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Account.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	33
www.principalfunds.com

Principal Holders of Securities

The Fund is unaware of any persons who own beneficially more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of March 31, 2009. The list is presented in alphabetical order by account.

			Percentage
			of Ownership
			of an
Principal Holders of Securities			Account
Name and Address		Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE		ASSET ALLOCATION ACCOUNT Class 1	15.09%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		ASSET ALLOCATION ACCOUNT Class 1	15.16
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		ASSET ALLOCATION ACCOUNT Class 1	64.13
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		BALANCED ACCOUNT Class 1	13.91
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		BALANCED ACCOUNT Class 1	73.16
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

LIFETIME 2020 ACCOUNT		BOND & MORTGAGE SECURITIES ACCOUNT Class 1	10.15
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA	50392-0001

PRINCIPAL MUTUAL LIFE		BOND & MORTGAGE SECURITIES ACCOUNT Class 1	28.74
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		BOND & MORTGAGE SECURITIES ACCOUNT Class 1	39.49
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

SAM CONS GROWTH PORTFOLIO PVC		DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	5.36
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	5.47
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	8.55
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

34	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	9.5
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	12.2
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	38.68
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 2	19.98
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 2	26.3
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 2	53.72
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM STRATEGIC GROWTH PORTFOLIO PVC	EQUITY INCOME ACCOUNT Class 1	5.59
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	EQUITY INCOME ACCOUNT Class 1	8.35
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	EQUITY INCOME ACCOUNT Class 1	8.68
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	EQUITY INCOME ACCOUNT Class 1	9.31
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	EQUITY INCOME ACCOUNT Class 1	22.77
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	EQUITY INCOME ACCOUNT Class 1	36.33
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME ACCOUNT Class 2	7.16
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	35
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME ACCOUNT Class 2	23.89
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	EQUITY INCOME ACCOUNT Class 2	62.45
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	GOV & HIGH QUALITY BOND ACCOUNT Class 1	18.3
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	GOV & HIGH QUALITY BOND ACCOUNT Class 1	65.14
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	INCOME ACCOUNT Class 1	5.37
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	INCOME ACCOUNT Class 1	8.55
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS BALANCED PORTFOLIO PVC	INCOME ACCOUNT Class 1	13.52
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	INCOME ACCOUNT Class 1	21.81
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INCOME ACCOUNT Class 1	44.28
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	INCOME ACCOUNT Class 2	93.96
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP ACCOUNT Class 1	10.01
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP ACCOUNT Class 1	15.4
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	INTERNATIONAL SMALLCAP ACCOUNT Class 1	16.45
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

36	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP ACCOUNT Class 1	47.14
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTL EMERGING MARKETS ACCOUNT Class 1	5.22
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INTL EMERGING MARKETS ACCOUNT Class 1	12.24
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	INTL EMERGING MARKETS ACCOUNT Class 1	20.57
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTL EMERGING MARKETS ACCOUNT Class 1	40.63
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP BLEND II ACCOUNT Class 1	36.44
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP BLEND II ACCOUNT Class 1	50.43
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	LARGECAP BLEND II ACCOUNT Class 2	10
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	LARGECAP BLEND II ACCOUNT Class 2	14.86
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	LARGECAP BLEND II ACCOUNT Class 2	74.17
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I ACCOUNT Class 1	7.4
VUL
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I ACCOUNT Class 1	23.29
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	37
www.principalfunds.com

			Percentage
			of Ownership
			of an
Principal Holders of Securities			Account
Name and Address		Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO		LARGECAP GROWTH I ACCOUNT Class 1	50.93
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC		LARGECAP GROWTH ACCOUNT Class 1	6.53
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		LARGECAP GROWTH ACCOUNT Class 1	7.34
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

SAM CONS GROWTH PORTFOLIO PVC		LARGECAP GROWTH ACCOUNT Class 1	10.93
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		LARGECAP GROWTH ACCOUNT Class 1	21.28
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

SAM BALANCED PORTFOLIO PVC		LARGECAP GROWTH ACCOUNT Class 1	26.8
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA	50392-0001

FIRST SUNAMERICA LIFE INS CO		LARGECAP GROWTH ACCOUNT Class 2	7.39
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO		LARGECAP GROWTH ACCOUNT Class 2	24.94
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO		LARGECAP GROWTH ACCOUNT Class 2	66.23
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO		LARGECAP S&P 500 INDEX ACCOUNT Class 1	8.43
FREEDOM VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		LARGECAP S&P 500 INDEX ACCOUNT Class 1	10.31
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL MUTUAL LIFE		LARGECAP S&P 500 INDEX ACCOUNT Class 1	19.07
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		LARGECAP S&P 500 INDEX ACCOUNT Class 1	54.71
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

38	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE	LARGECAP VALUE II ACCOUNT Class 1	100
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	LARGECAP VALUE III ACCOUNT Class 1	6.24
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP VALUE III ACCOUNT Class 1	15.07
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE III ACCOUNT Class 1	23.79
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE III ACCOUNT Class 1	36.16
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE ACCOUNT Class 1	7.21
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE ACCOUNT Class 1	9.87
VUL
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE ACCOUNT Class 1	13.14
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE ACCOUNT Class 1	49.27
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2010 ACCOUNT Class 1	6.88
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2010 ACCOUNT Class 1	8.39
FREEDOM 2 VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2010 ACCOUNT Class 1	79.28
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	39
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE	LIFETIME 2020 ACCOUNT Class 1	88.93
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2030 ACCOUNT Class 1	8.56
FREEDOM 2 VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2030 ACCOUNT Class 1	10.16
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2030 ACCOUNT Class 1	11.46
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2030 ACCOUNT Class 1	62.75
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2040 ACCOUNT Class 1	6.17
VUL II
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2040 ACCOUNT Class 1	6.41
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2040 ACCOUNT Class 1	25.16
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2040 ACCOUNT Class 1	55.94
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2050 ACCOUNT Class 1	5.68
BVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2050 ACCOUNT Class 1	7.04
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2050 ACCOUNT Class 1	8
VUL II
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

40	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2050 ACCOUNT Class 1	27.9
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2050 ACCOUNT Class 1	48.12
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME STRATEGIC INC ACCOUNT Class 1	6.87
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME STRATEGIC INC ACCOUNT Class 1	83.25
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND ACCOUNT Class 1	11.64
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP BLEND ACCOUNT Class 1	19.46
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND ACCOUNT Class 1	55.24
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP GROWTH I ACCOUNT Class 1	11.07
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP GROWTH I ACCOUNT Class 1	12.52
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP GROWTH I ACCOUNT Class 1	57.59
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	6.63
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MIDCAP STOCK ACCOUNT Class 1	6.79
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	41
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
SAM FLEXIBLE INCOME PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	6.89
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	13.43
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	21.35
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	41.1
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MIDCAP STOCK ACCOUNT Class 2	8.8
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	MIDCAP STOCK ACCOUNT Class 2	19.09
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	MIDCAP STOCK ACCOUNT Class 2	31.65
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	MIDCAP STOCK ACCOUNT Class 2	37.92
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	MIDCAP VALUE II ACCOUNT Class 1	37.94
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP VALUE II ACCOUNT Class 1	39.09
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET ACCOUNT Class 1	6.87
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MONEY MARKET ACCOUNT Class 1	14.42
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET ACCOUNT Class 1	24.22
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

42	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO	MONEY MARKET ACCOUNT Class 1	36.46
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MONEY MARKET ACCOUNT Class 2	95.79
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS GROWTH PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	6.68
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	15.29
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	21
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	47.07
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MORTGAGE SECURITIES ACCOUNT Class 2	99.25
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 1	5.04
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	REAL ESTATE SECURITIES ACCOUNT Class 1	5.22
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 1	7.45
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	REAL ESTATE SECURITIES ACCOUNT Class 1	9.21
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	REAL ESTATE SECURITIES ACCOUNT Class 1	11.48
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 1	39.36
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	43
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AIG SUNAMERICA LIFE ASSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 2	96.46
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M BALANCED PORT ACCOUNT Class 1	5.47
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M BALANCED PORT ACCOUNT Class 1	9.39
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORT ACCOUNT Class 1	19.97
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	S A M BALANCED PORT ACCOUNT Class 1	61.91
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	S A M BALANCED PORT ACCOUNT Class 2	9.14
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORT ACCOUNT Class 2	25.86
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORT ACCOUNT Class 2	59.02
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 1	9.13
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 1	12.57
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 1	72.96
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 2	35.06
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 2	55.43
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

44	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AMERICAN GENERAL LIFE INSURANCE CO.	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	5.48
VARIABLE PRODUCTS DEPARTMENT,5-36
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	8.13
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	17.37
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	27.7
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	31.75
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 2	19.28
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 2	31.92
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 2	43.95
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

AMERICAN GENERAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	7.77
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	16.81
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	19.45
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	54.06
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 2	24.07
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS			45
www.principalfunds.com

			Percentage
			of Ownership
			of an
Principal Holders of Securities			Account
Name and Address		Account and Class Name	by Class
AIG SUNAMERICA LIFE ASSURANCE CO		S A M FLEXIBLE INCOME PORT ACCOUNT Class 2	68.98
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO CUST		S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	5.25
VUL INCOME
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA	50392-0001

PRINCIPAL LIFE INSURANCE CO		S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	11.53
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA	50392-0001

AMERICAN GENERAL LIFE INSURANCE CO		S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	22.18
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO		S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	23.01
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE		S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	28.6
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

FARMERS NEW WORLD LIFE INS CO		S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	6.32
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO		S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	29.5
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO		S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	30.04
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO		S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	33.14
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO		SHORT-TERM BOND ACCOUNT Class 1	24.79
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA	50392-0001

PRINCIPAL MUTUAL LIFE		SHORT-TERM BOND ACCOUNT Class 1	69.7
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

PRINCIPAL MUTUAL LIFE		SHORT-TERM INCOME ACCOUNT Class 1	6.5
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA	50392-0001

46	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AIG SUNAMERICA LIFE ASSURANCE CO	SHORT-TERM INCOME ACCOUNT Class 1	8.09
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS BALANCED PORTFOLIO PVC	SHORT-TERM INCOME ACCOUNT Class 1	12.42
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	SHORT-TERM INCOME ACCOUNT Class 1	26.67
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SHORT-TERM INCOME ACCOUNT Class 1	30.81
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SHORT-TERM INCOME ACCOUNT Class 2	97.16
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	5.45
FREEDOM VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	11.69
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	17.03
VUL
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	59.58
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 1	5.2
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	SMALLCAP GROWTH II ACCOUNT Class 1	6.32
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP GROWTH II ACCOUNT Class 1	7.7
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 1	13.15
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS			47
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
SAM BALANCED PORTFOLIO PVC	SMALLCAP GROWTH II ACCOUNT Class 1	15.86
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 1	31.08
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II ACCOUNT Class 2	5.13
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 2	13.35
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II ACCOUNT Class 2	37.55
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II ACCOUNT Class 2	42.96
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 1	6.24
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 1	7.16
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SMALLCAP VALUE I ACCOUNT Class 1	8.7
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP VALUE I ACCOUNT Class 1	30.99
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 1	31.2
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 2	100
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS BALANCED PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	5.05
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

48	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AMERICAN GENERAL LIFE INSURANCE CO	WEST COAST EQUITY ACCOUNT Class 1	6.21
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

SAM STRATEGIC GROWTH PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	10.04
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	15.69
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	WEST COAST EQUITY ACCOUNT Class 1	22.07
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM BALANCED PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	34.81
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	6.09
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	7.62
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	9.79
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	13.47
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	WEST COAST EQUITY ACCOUNT Class 2	62.67
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

Management Ownership

As of March 31, 2009, all officers and directors, in the aggregate, owned less than 1% of the Fund’s outstanding shares.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	49
www.principalfunds.com

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, LargeCap Value Account III, SmallCap Growth Account II, and SmallCap Value Account I.

Principal also provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging a Sub-Advisor to provide asset allocation services to those Accounts.

On or about May 1, 2009, Principal will implement a cash management program in the following Accounts: LargeCap Blend II, LargeCap Growth I, LargeCap Value III, SmallCap Growth II, and SmallCap Value I. Principal will invest the cash, which comprises a very small portion of the Accounts’ portfolios, in money market investments and in stock index futures contracts based on the Account’s market cap to gain exposure to the market.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by Principal.

Sub-Advisor:

AllianceBernstein L.P. ("AllianceBernstein") provides investment advisory services. AXA, AXA Financial, Inc., AXA Equitable Life Insurance Company ("AXA Equitable"), and certain subsidiaries of AXA Equitable directly and indirectly represent a controlling economic interest in AllianceBernstein. AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

Account(s): Sub-Advisor:

a portion of the assets of LargeCap Value III

Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI provides investment advisory services and was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Account(s): Sub-Advisor:

LargeCap Growth

Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

Account(s):

Equity Income, Income, MidCap Stock, Mortgage Securities, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, Short-Term Income, and West Coast Equity

Sub-Advisor:

Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Account(s):	a portion of the assets of SmallCap Growth II

50	INVESTMENT ADVISORY AND OTHER SERVICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

Sub-Advisor:

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Essex Investment Management is majority owned by Affiliated Managers Group, Inc., a publically reporting diversified asset management company. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Account(s): Sub-Advisor:

a portion of the assets of SmallCap Growth II

Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Jacobs Levey is co-owned Bruce Jacobs and Kenneth Levy. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

Account(s): Sub-Advisor:

MidCap Value II

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Account(s): Sub-Advisor:

a portion of the assets of SmallCap Value I

Mellon Capital Management Corporation ("Mellon Capital"), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital provides investment advisory services and is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

Account(s): Sub-Advisor:

MidCap Growth I and a portion of the assets of SmallCap Value I

Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”), 522 Fifth Avenue, New York, NY 10036. Morgan Stanley Investment Management is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

Account(s):	Asset Allocation

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	INVESTMENT ADVISORY AND OTHER SERVICES	51
www.principalfunds.com

Sub-Advisor:

Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

Account(s):

Balanced, Bond & Mortgage Securities, Diversified International, Government & High Quality Bond, International Emerging Markets, International SmallCap, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short- Term Bond, and SmallCap Blend

Sub-Advisor:

Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal-REI's address is 801 Grand Avenue, Des Moines, IA 50392.

Account(s): Sub-Advisor:

Real Estate Securities

T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 70 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Account(s): Sub-Advisor:

LargeCap Blend II and LargeCap Growth I

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

Account(s): Sub-Advisor:

a portion of the assets of SmallCap Growth II

Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. Westwood's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201.

Account(s):	a portion of the assets of LargeCap Value III

The Sub-Sub-Advisors

PGI has entered into a sub-sub-advisory agreement with Spectrum Asset Management, Inc. (“Spectrum”) for the Bond & Mortgage Securities Account. Under the agreement, the sub-sub-advisor agrees to manage the day-to-day investment of the Account’s assets allocated to it consistent with the Account’s investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by PGI and oversight by the Board. The firm, at its own expense, will provide all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Account.

Under the agreements, PGI pays the sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the respective firm). Entering into these agreements does not change the management fee that the Account pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Account, will bear the expenses of the services that each of the sub-sub-advisors provides to the Account under the agreements.

52	INVESTMENT ADVISORY AND OTHER SERVICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

Sub-Sub-Advisor:

Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors, LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or an affiliated advisor is named below, together with the capacities in which such person is affiliated:

Office Held with Principal
Name	Office Held with the Fund	or an Affiliated Advisor
Craig L. Bassett	Treasurer	Treasurer (Principal); Vice President
and Treasurer (PGI)
Michael J. Beer	Executive Vice President	Director, Executive Vice President and
Chief Operating Officer (Principal)
Mutual Funds
Randy L. Bergstrom	Assistant Tax Counsel	Counsel (PGI)
David J. Brown	Chief Compliance Officer	Senior Vice President (Principal)
Jill R. Brown	Senior Vice President	Senior Vice President (Principal)
Ralph C. Eucher	Director, Chairman and CEO	Director (Principal)
Nora M. Everett	Director and President	President (Principal)
Stephen G. Gallaher	Assistant Counsel	2nd Vice President and Assistant General
Counsel (Principal)
Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance
Officer (Principal)
Patrick A. Kirchner	Assistant Counsel	Counsel (Principal); Counsel (PGI)
Carolyn Kolks	Assistant Tax Counsel	Counsel (PGI)
Sarah J. Pitts	Assistant Counsel	Counsel (Principal)
Layne A. Rasmussen	Vice President, Controller and	Vice President and Controller
	Chief Financial Officer	(Principal) Mutual Funds
Michael D. Roughton	Counsel	Senior Vice President and Counsel
(Principal); Vice President and
Associate General Counsel (PGI)
Adam U. Shaikh	Assistant Counsel	Counsel (Principal)
Dan L. Westholm	Assistant Treasurer	Director - Treasury (Principal)
Beth C. Wilson	Vice President and Secretary	Vice President (Principal)

Codes of Ethics

The Fund, Principal, each of the Sub-Advisors, and the Distributor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, the Distributor, and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	INVESTMENT ADVISORY AND OTHER SERVICES	53
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COST OF MANAGER’S SERVICES

For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

		Net Asset Value of Account
	First	Next	Next	Next
Account	$250 Million	$250 Million	$250 Million	$250 Million	Thereafter
LargeCap Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend II and LargeCap Value III	0.75	0.70	0.65	0.60	0.55
Diversified International	0.85	0.80	0.75	0.70	0.65
International Emerging Markets	1.25	1.20	1.15	1.10	1.05
MidCap Value II	1.05	1.00	0.95	0.90	0.85

	First	Next	Next	Next	Over
Account	$500 million	$500 million	$1 billion	$1 billion	$3 billion
LargeCap Growth	0.68%	0.63%	0.61%	0.56%	0.51%

			First $2		Over $2
Account			billion		billion
Income			0.50%		0.45%
Mortgage Securities			0.50		0.45

	First $1	Next $1	Next $1		Over $3
Account	billion	billion	billion		billion
MidCap Stock	0.75%	0.70%	0.65%		0.60%

			First		Over
Account			$3 billion		$3 billion
Principal LifeTime 2010*			0.1225%		0.1125%
Principal LifeTime 2020*			0.1225		0.1125
Principal LifeTime 2030*			0.1225		0.1125
Principal LifeTime 2040*			0.1225		0.1125
Principal LifeTime 2050*			0.1225		0.1125
Principal LifeTime Strategic Income*			0.1225		0.1125

* Effective July 1, 2009, the management fee will be reduced to 0.03%.

		First $200	Next $300		Over $500
Account		million	million		million
Short-Term Income		0.50%	0.45%		0.40%

			First $500		Over $500
Account			million		million
West Coast Equity			0.625%		0.500%

			First		Over
Account			$1 billion		$1 billion
SAM Balanced Portfolio*			0.25%		0.20%
SAM Conservative Balanced Portfolio*			0.25		0.20
SAM Conservative Growth Portfolio*			0.25		0.20
SAM Flexible Income Portfolio*			0.25		0.20
SAM Strategic Growth Portfolio*			0.25		0.20

*Breakpoints based on aggregate SAM Portfolio net assets

Overall
Account	Fee
LargeCap S&P 500 Index	0.25%

54	COST OF MANAGER’S SERVICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

	First	Next	Next	Next
Account	$100 million	$100 million	$100million	$100 million	Thereafter
Asset Allocation and LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced and Equity Income	0.60	0.55	0.50	0.45	0.40
International SmallCap	1.20	1.15	1.10	1.05	1.00
SmallCap Growth II	1.00	0.95	0.90	0.85	0.80
MidCap Blend	0.65	0.60	0.55	0.50	0.45
MidCap Growth I and Real Estate Securities	0.90	0.85	0.80	0.75	0.70
SmallCap Blend	0.85	0.80	0.75	0.70	0.65
SmallCap Value I	1.10	1.05	1.00	0.95	0.90
All Other	0.50	0.45	0.40	0.35	0.30

There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

		Management Fee
	Net Assets as of	For Periods Ended
Account	December 31, 2008*	December 31, 2008
Asset Allocation	$ 63,068	0.80%
Balanced	56,799	0.60
Bond & Mortgage Securities	330,330	0.42
Diversified International	288,759	0.83
Equity Income	339,059	0.51
Government & High Quality Bond	271,429	0.45
Income	128,766	0.50
International Emerging Markets	96,371	1.25
International SmallCap	85,063	1.19
LargeCap Blend II	160,712	0.75
LargeCap Growth	174,180	0.68
LargeCap Growth I	157,138	0.76
LargeCap S&P 500 Index	97,677	0.25
LargeCap Value	145,811	0.60
LargeCap Value III	185,807	0.75
MidCap Blend	269,185	0.57
MidCap Growth I	40,422	0.90
MidCap Stock	50,646	0.75
MidCap Value II	80,587	1.05
Money Market	470,607	0.43
Mortgage Securities	154,796	0.50
Principal LifeTime 2010	32,113	0.12
Principal LifeTime 2020	126,555	0.12
Principal LifeTime 2030	25,504	0.12
Principal LifeTime 2040	11,368	0.12
Principal LifeTime 2050	7,231	0.12
Principal LifeTime Strategic Income	17,064	0.12
Real Estate Securities	128,404	0.88
SAM Balanced Portfolio	500,978	0.24
SAM Conservative Balanced Portfolio	91,523	0.24
SAM Conservative Growth Portfolio	173,972	0.24
SAM Flexible Income Portfolio	124,751	0.24
SAM Strategic Growth Portfolio	93,169	0.24
Short-Term Bond	117,960	0.48
Short-Term Income	39,637	0.50
SmallCap Blend	48,620	0.85
SmallCap Growth II	61,239	1.00
SmallCap Value I	116,568	1.09
West Coast Equity	72,157	0.63

*Amounts in thousands.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	COST OF MANAGER’S SERVICES	55
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Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows:

Management Fees For Periods Ended December 31,
Account	2008	2007*	2006*
Asset Allocation	$ 683	$ 823	$ 799
Balanced	493	658	669
Bond & Mortgage Securities	1,767	1,843	1,598
Diversified International	3,637	4,666	2,873
Equity Income	2,329	2,860	2,049
Government & High Quality Bond	1,370	1,381	1,373
Income	781	953	1,019
International Emerging Markets	2,065	2,296	1,209
International SmallCap	1,712	2,392	1,936
LargeCap Blend II	1,675	2,433	1,235
LargeCap Growth	1,950	3,041	732
LargeCap Growth I	1,794	2,225	1,969
LargeCap S&P 500 Index	375	532	485
LargeCap Value	1,269	1,715	1,616
LargeCap Value III	1,428	1,631	1,181
MidCap Blend	2,230	2,666	2,441
MidCap Growth I	562	712	653
MidCap Stock	470	731	828
MidCap Value II	1,251	1,608	1,319
Money Market	1,524	1,073	775
Mortgage Securities	963	1,236	1,372
Principal LifeTime 2010	53	45	25
Principal LifeTime 2020	200	172	71
Principal LifeTime 2030	35	29	11
Principal LifeTime 2040	18	14	5
Principal LifeTime 2050	11	9	3
Principal LifeTime Strategic Income	26	21	11
Real Estate Securities	1,552	2,306	1,881
SAM Balanced Portfolio	1,392	1,624	712
SAM Conservative Balanced Portfolio	201	172	75
SAM Conservative Growth Portfolio	635	911	397
SAM Flexible Income Portfolio	329	406	205
SAM Strategic Growth Portfolio	344	521	202
Short-Term Bond	712	680	501
Short-Term Income	318	222	248
SmallCap Blend	611	865	840
SmallCap Growth II	841	1,188	722
SmallCap Value I	1,607	2,174	1,634
West Coast Equity	659	940	981

*Amounts in thousands.

56	COST OF MANAGER’S SERVICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Sub-Advisory Agreement

For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

Accounts for which PGI serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:

  Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
  Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds).

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in

  (a) Principal Life non-registered separate account sub-advised by PGI and
  (b) Principal Life sponsored mutual fund sub-advised by PGI.

					Table A
PGI Sub- Advised Accounts					Net Asset Value of Fund
				First	Next	Next	Over
Account				$5 billion	$1 billion	$4 billion	$10 billion
Balanced, Bond & Mortgage Securities, Government & High Quality Bond, and
Short-Term Bond				0.1126%	0.0979%	0.0930%	0.0881%

				Table B
			Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International	0.3427	0.2741	0.1958	0.1566	0.1175	0.0979	0.0783

				Table B
			Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Blend	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

	Table C
			Sub-Advisor
			Percentage
Account			Fee
International Emerging Markets			0.4895%
International SmallCap			0.4895
Money Market			0.0734
LargeCap S&P 500 Index			0.0147
Principal LifeTime 2010			0.0416
Principal LifeTime 2020			0.0416
Principal LifeTime 2030			0.0416
Principal LifeTime 2040			0.0416
Principal LifeTime 2050			0.0416
Principal LifeTime Strategic Income			0.0416

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	COST OF MANAGER’S SERVICES	57
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Accounts for which Edge serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.

In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Stock) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

					Table A
Edge Sub-Advised Accounts					Net Asset Value of Account
				First	Next	Next	Over
Account				$5 billion	$1 billion	$4 billion	$10 billion
Income, Mortgage Securities, and Short-Term Income				0.1126%	0.0979%	0.0930%	0.0881%

				Table B
			Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million $50 million		$100 million	$200 million	$350 million	$750 million	$1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Stock and West
Coast Equity	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

					Table C
Account				Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio					0.0416%
SAM Conservative Balanced Portfolio					0.0416
SAM Conservative Growth Portfolio					0.0416
SAM Flexible Income Portfolio					0.0416
SAM Strategic Growth Portfolio					0.0416

All Other Accounts. In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

Net Asset Value of Account
		First	Next	Next	Over
Account		$40 million	$160 million	$100 million	$300 million
Asset Allocation - Morgan Stanley Investment Management		0.45%	0.30%	0.25%	0.20%

Net Asset Value of Account
		First	Next	Next	Over
	Account	$250 million	$250 million	$500 million	$1 billion
0.35% on all
LargeCap Growth I - T. Rowe Price		0.40%	0.375%	0.35%	assets

58	COST OF MANAGER’S SERVICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$500 million	$2.5 billion	$4.5 billion
LargeCap Growth - CCI	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

	Net Asset Value of Account
	First	Next	Next	Next	Over
Account	$50 million	$200 million	$350 million	$400 million	$1 billion
					0.275% on all
LargeCap Blend II - T. Rowe Price	0.40%	0.35%	0.30%	0.275%	assets

	Net Asset Value of Account
	First	Above
Account	$300 million	$300 million
LargeCap Value III - AllianceBernstein	0.230%	0.200%

	Net Asset Value of Account
	First	Over
Account	$50 million	$50 million
MidCap Growth I - Mellon Capital	0.40%	0.35%

	Net Asset Value of Account
	First	Next	Above
Account	$200 million	$800 million	$1 billion
LargeCap Value III - Westwood	0.30%	0.20%	0.18%

	Net Asset Value of Account
	First	Over
Account	$100 million	$100 million
MidCap Value II - Jacobs Levy	0.65%	0.50%

	Net Asset Value of Account
	First	Next	Over
Account	$1 billion	$500 million	$1.5 billion
Real Estate Securities - Principal - REI	0.4895%	0.4405%	0.3916%

	Net Asset Value of Account
	First	Next	Over
Account	$50 million	$250 million	$300 million
SmallCap Growth II - UBS Global AM	0.60%	0.55%	0.45%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$50 million	$50 million	$50 million	$150 million
SmallCap Growth II - Essex	0.70%	0.60%	0.55%	0.50%

	Net Asset Value of Account
	First	Next	Next	Over
Account	$10 million	$40 million	$150 million	$200 million
SmallCap Growth II - Emerald	0.75%	0.60%	0.50%	0.45%

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	COST OF MANAGER’S SERVICES	59
www.principalfunds.com

		Net Asset Value of Account
		First	Next	Above
Account		$100 million	$200 million	$300 million
SmallCap Value I (Mellon Capital)		0.450%	0.400%	0.350%

			Net Asset Value of Account
			First	Above
Account			$300 million	$300 million
SmallCap Value I (J.P. Morgan)			0.450%	0.350%

Fees paid for Sub-Advisory services during the periods indicated were as follows:

	Sub-Advisor Fees For Periods Ended December 31,
Account	2008	2007	2006
Asset Allocation	$316,002	$ 369,463	$ 359,724
Balanced	83,448	109,551	116,451
Bond & Mortgage Securities	424,056	440,899	379,920
Diversified International	404,369	517,796	319,193
Equity Income	380,131	488,078	175,439
Government & High Quality Bond	303,729	305,090	316,939
Income	155,360	192,912	—
International Emerging Markets	849,997	884,010	466,669
International SmallCap	743,826	1,001,512	803,709
LargeCap Blend II	592,550	851,699	433,882
LargeCap Growth	539,356	828,116	142,364
LargeCap Growth I	785,511	988,104	874,301
LargeCap S&P 500 Index	22,908	31,489	28,318
LargeCap Value	175,381	228,834	358,080
LargeCap Value III	399,784	451,379	329,869
MidCap Blend	578,552	645,722	674,092
MidCap Growth I	224,747	282,246	259,299
MidCap Stock	92,720	135,104	—
MidCap Value II	616,941	773,981	603,960
Money Market	252,144	168,860	117,413
Mortgage Securities	191,155	248,907	—
Principal LifeTime 2010	18,174	14,863	8,192
Principal LifeTime 2020	69,919	57,697	22,924
Principal LifeTime 2030	12,164	9,531	3,574
Principal LifeTime 2040	6,257	4,519	1,629
Principal LifeTime 2050	3,916	3,070	1,021
Principal LifeTime Strategic Income	8,979	6,827	3,769
Real Estate Securities	849,838	1,254,211	1,025,123
SAM Balanced	245,298	296,104	—
SAM Conservative Balanced	34,638	31,213	—
SAM Conservative Growth	114,109	166,143	—
SAM Flexible Income	57,154	73,919	—
SAM Strategic Growth	61,801	94,259	—
Short-Term Bond	146,576	137,116	102,644
Short-Term Income	63,505	43,955	—
SmallCap Blend	159,226	191,628	184,784
SmallCap Growth II	462,305	660,763	387,466
SmallCap Value I	711,223	976,668	737,912
West Coast Equity	157,029	208,412	—

60	COST OF MANAGER’S SERVICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

Operating Expense Limits

Principal has contractually agreed to limit the Fund’s expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses, excluding interest expense and acquired fund fees and expenses, at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class2	Expiration
MidCap Value Account II	1.01%	N/A	April 30,2010
SmallCap Value Account I	1.01%	1.26%	April 30,2010

Custodian

The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

Principal Shareholder Services, Inc. (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710) provides transfer agency services for Principal Variable Contracts Funds, Inc.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities

All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by the Account’s Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the funds from compensating a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. Therefore, the Sub-Advisor may not compensate a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2008 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	BROKERAGE ALLOCATION AND OTHER PRACTICES	61
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	Amount of Transactions	Soft Dollar
	for which Soft Dollar	Commissions
Account	Commissions were Paid	Paid
Diversified International	$763,492,324	$1,198,969
Equity Income	390,490,600	363,464
International Emerging Markets	394,166,084	887,337
International SmallCap	309,319,098	443,381
LargeCap Blend II	101,516,692	81,914
LargeCap Growth I	105,307,191	106,530
LargeCap S&P 500 Index	115,721,680	17,184
LargeCap Value	418,316,010	361,766
LargeCap Value III	60,202,839	19,235
MidCap Blend	154,027,023	184,102
MidCap Stock	39,778,883	56,152
Real Estate Securities	87,659,869	106,558
SmallCap Blend	63,987,857	127,771
SmallCap Growth II	91,202,109	169,923
SmallCap Value I	73,239,452	9,355
West Coast Equity	19,653,012	22,473

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Frank

62	BROKERAGE ALLOCATION AND OTHER PRACTICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Russell Securities, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods ended December 31
Account	2008	2007	2006
Asset Allocation	$ 18,333	$ 21,941	$ 14,456
Balanced	102,949	113,233	127,011
Bond & Mortgage Securities	11,500	20,780	0
Diversified International	1,410,823	2,289,939	1,355,357
Equity Income	594,977	601,005	N/A
International Emerging Markets	978,724	1,384,577	728,373
International SmallCap	519,769	865,035	872,866
LargeCap Blend II	230,453	490,490	167,835
LargeCap Growth	442,682	808,948	271,278
LargeCap Growth I	188,341	251,095	258,008
LargeCap S&P 500 Index	19,051	15,042	10,996
LargeCap Value	540,865	575,706	494,187
LargeCap Value III	204,856	61,114	62,195
MidCap Blend	242,978	299,014	493,827
MidCap Growth I	104,402	135,473	180,936
MidCap Stock	68,161	69,953	N/A
MidCap Value II	222,791	219,280	293,679
Real Estate Securities	179,826	349,868	149,463
SmallCap Blend	207,256	156,020	398,512
SmallCap Growth II	253,043	417,582	197,944
SmallCap Value I	215,760	254,841	182,235
West Coast Equity	39,656	79,225	N/A

The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	BROKERAGE ALLOCATION AND OTHER PRACTICES	63
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Certain broker-dealers are considered to be affiliates of the Fund:

Brokerage Commissions
were Paid to the Following			Principal Variable
Broker-Dealers who are			Contracts Funds, Inc.
Affiliated with a Sub-Advisor	Sub-Advisor Employed	Principal Funds, Inc.	Account Advised
Employed by Principal	by Principal	Fund Advised by Sub-Advisor	by Sub-Advisor

B-Trade Services, LLC;	Mellon Capital Management	MidCap Growth III and SmallCap Value I	MidCap Growth I and SmallCap
BNY Brokerage, Inc.; Mellon Financial	Corporation		Value I
Markets, LLC; Pershing, LLC

BTIG, LLC	Goldman Sachs Asset Management LP	LargeCap Blend I and MidCap Value I	N/A
Goldman Sachs & Co.;
Goldman Sachs Execution & Clearing, LP

Bear Stearns (a JP Morgan Co);	American Century Investment	LargeCap Growth II	N/A
JP Morgan Cazenove Limited;	Management, Inc.
JP Morgan Securities; and
Morgan Joseph & Co.

Bear Stearns (a JP Morgan Co);	J.P. Morgan Investment	High Yield I and SmallCap Value I	SmallCap Value I
JP Morgan Cazenove Limited;	Management, Inc.
JP Morgan Securities; and
Morgan Joseph & Co.

Morgan Stanley & Co. Inc.	Morgan Stanley Investment	California Municipal and Tax-Exempt	Asset Allocation
	Management Inc. (doing business	Bond
as Van Kampen)

Dresdner Kleinwort Securities, LLC	Pacific Investment Management Co LLC	Core Plus Bond I	N/A

Fidelity Brokerage Services, LLC;	Pyramis Global Advisors, LLC	International I	N/A
National Financial Services, LLC

Lehman Brothers, Inc.	Lehman Brothers Asset Management,	High Yield I	N/A
LLC

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	LargeCap Value III and SmallCap	LargeCap Value III
Growth I

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth, MidCap Growth and	LargeCap Growth
SmallCap Growth III

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, High Yield, Income,	Equity Income, Income,
		MidCap Stock, Mortgage Securities,	MidCap Stock, Mortgage
		Short-Term Income, Strategic Asset	Securities, Short-Term Income,
		Management Portfolios and West Coast	Strategic Asset Management
		Equity	Portfolios, West Coast Equity

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Bond & Mortgage Securities,	Balanced, Bond & Mortgage
		Disciplined LargeCap Blend, Diversified	Securities, Diversified
		International, Global Diversified Income,	International, Government &
		High Quality Intermediate-Term Bond,	High Quality Bond, International
		Inflation Protection, International	Emerging Markets,
		Emerging Markets, International	International SmallCap,
		Growth, LargeCap S&P 500 Index,	LargeCap S&P 500 Index,
		LargeCap Value, MidCap Blend;	LargeCap Value, MidCap
		MidCap S&P 400 Index, MidCap	Blend, Money Market, Principal
		Value III, Money Market, Principal	LifeTime Accounts, Short-Term
		LifeTime Funds, Short-Term Bond,	Bond, SmallCap Blend
SmallCap Blend, SmallCap Growth,
SmallCap S&P 600 Index, SmallCap
Value, Ultra Short Bond

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Global Diversified Income, Global Real	Real Estate Securities
Estate Securities, Real Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	Global Diversified Income and Preferred	N/A
Securities

UBS Financial Services, Inc.;	UBS Global Asset Management	LargeCap Value I and SmallCap	SmallCap Growth II
UBS Securities LLC	(Americas) Inc.	Growth II

64	BROKERAGE ALLOCATION AND OTHER PRACTICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Brokerage commissions paid to affiliates during the period ending December 31, 2008 were as follows:

	Commissions Paid to B-Trade Services, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 6.06	0.01%	0.00%
Diversified International	345.99	0.02%	0.06%
International SmallCap	214.66	0.04%	0.03%
LargeCap Blend II	1,568.80	0.68%	0.96%
LargeCap Growth	471.28	0.11%	0.46%
LargeCap Growth I	1,226.00	0.65%	1.81%
SmallCap Blend	98.24	0.05%	0.06%
SmallCap Growth II	20,759.53	8.20%	15.27%

	Commissions Paid to Bear Stearns & Co, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 888.13	0.86%	0.48%
Diversified International	13,772.99	0.98%	0.90%
Equity Income	10,085.00	1.70%	1.76%
International Emerging Markets	7,156.31	0.73%	1.23%
LargeCap Blend II	1,286.00	0.56%	0.54%
LargeCap Growth	12,182.00	2.75%	2.05%
LargeCap Growth I	2,646.00	1.40%	0.97%
LargeCap Value	3,157.47	0.58%	0.31%
MidCap Blend	1,722.90	0.71%	0.56%
MidCap Growth I	2,262.00	2.17%	1.66%
MidCap Stock	864.00	1.27%	1.61%
MidCap Value II	2,721.00	1.22%	0.87%
SmallCap Blend	796.65	0.38%	0.22%
SmallCap Growth II	28.00	0.01%	0.03%
SmallCap Value I	650.00	0.30%	0.30%
West Coast Equity	564.00	1.42%	1.48%

	Commissions Paid to BNY Brokerage, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 3,416.08	3.32%	5.49%
Diversified International	257.58	0.02%	0.04%
Equity Income	100,920.06	16.96%	16.25%
International Emerging Markets	67.74	0.01%	0.01%
International SmallCap	347.93	0.07%	0.02%
LargeCap Blend II	97.00	0.04%	0.04%
LargeCap S&P 500 Index	959.10	5.03%	9.15%
LargeCap Value	10,299.08	1.90%	3.09%
MidCap Blend	3,883.91	1.60%	2.45%
MidCap Stock	9,148.75	13.42%	15.58%
Real Estate Securities	748.48	0.42%	0.55%
SmallCap Blend	1,776.75	0.86%	2.63%
SmallCap Growth II	158.96	0.06%	0.04%
West Coast Equity	2,728.85	6.88%	6.78%

	Commissions Paid to BTIG, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap Value III	$ 16.00	0.01%	0.00%
MidCap Value II	481.50	0.22%	0.06%
SmallCap Growth II	199.08	0.08%	0.02%

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	BROKERAGE ALLOCATION AND OTHER PRACTICES		65
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	Commissions Paid to Dresdner Kleinwort Securities, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
International SmallCap	$28.86	0.01%	0.00%

	Commissions Paid to Fidelity Brokerage Services, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
MidCap Value II	$1,019.20	0.46%	0.72%

	Commissions Paid to Goldman Sachs & Co.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 527.13	2.88%	2.56%
Balanced	915.11	0.89%	0.43%
Diversified International	55,456.58	3.93%	3.11%
International Emerging Markets	52,338.57	5.35%	5.78%
International SmallCap	14,428.79	2.78%	1.99%
LargeCap Blend II	14,197.40	6.16%	5.76%
LargeCap Growth	25,171.60	5.69%	5.23%
LargeCap Growth I	12,207.21	6.48%	4.19%
LargeCap Value	1,098.33	0.20%	0.22%
LargeCap Value III	16,369.12	7.99%	8.27%
MidCap Blend	2,997.87	1.23%	0.98%
MidCap Growth I	1,834.00	1.76%	1.10%
MidCap Value II	1,864.50	0.84%	0.36%
Real Estate Securities	760.86	0.42%	0.53%
SmallCap Blend	3,025.00	1.46%	1.27%
SmallCap Growth II	949.37	0.38%	0.44%
SmallCap Value I	658.02	0.30%	0.77%

	Commissions Paid to Goldman Sachs Execution & Clearing, LP
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap Blend II	$2,005.00	0.87%	2.35%
LargeCap Growth	73.40	0.02%	0.11%
LargeCap Growth I	1,739.00	0.92%	2.00%
MidCap Value II	160.00	0.07%	0.04%
SmallCap Growth II	4,488.40	1.77%	2.36%
SmallCap Value I	662.00	0.31%	0.48%

	Commissions Paid to J.P. Morgan Securities
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 114.14	0.62%	0.51%
Balanced	6,138.42	5.96%	5.03%
Diversified International	106,701.48	7.56%	6.25%
Equity Income	28,908.06	4.86%	6.46%
International Emerging Markets	118,546.90	12.11%	11.66%
International SmallCap	19,944.51	3.84%	3.51%
LargeCap Blend II	19,781.50	8.58%	8.11%
LargeCap Growth	33,262.24	7.51%	6.64%
LargeCap Growth I	23,601.00	12.53%	11.64%
LargeCap S&P 500 Index	125.06	0.66%	1.23%
LargeCap Value	36,850.52	6.81%	7.06%
LargeCap Value III	5,713.69	2.79%	2.11%

66	BROKERAGE ALLOCATION AND OTHER PRACTICES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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	Commissions Paid to J.P. Morgan Securities
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
MidCap Blend	33,156.89	13.65%	16.23%
MidCap Growth I	6,816.00	6.53%	4.02%
MidCap Stock	1,934.04	2.84%	3.29%
MidCap Value II	1,723.50	0.77%	0.30%
Real Estate Securities	5,952.08	3.31%	3.59%
SmallCap Blend	13,320.97	6.43%	5.79%
SmallCap Growth II	16,224.80	6.41%	4.71%
SmallCap Value I	4,238.52	1.96%	1.28%
West Coast Equity	979.52	2.47%	1.92%

	Commissions Paid to JPMorgan Cazenove Limited
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Diversified International	$8,003.60	0.57%	0.59%
International SmallCap	1,926.48	0.37%	0.34%

	Commissions Paid to Lehman Brothers, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 285.95	1.56%	1.47%
Balanced	2,682.85	2.61%	2.44%
Diversified International	30,782.31	2.18%	2.98%
Equity Income	3,256.00	0.55%	0.31%
International Emerging Markets	10,521.09	1.07%	1.02%
International SmallCap	6,037.94	1.16%	1.88%
LargeCap Blend II	4,828.00	2.10%	2.75%
LargeCap Growth	21,246.00	4.80%	4.19%
LargeCap Growth I	5,092.50	2.70%	2.72%
LargeCap S&P 500 Index	612.69	3.22%	5.31%
LargeCap Value	26,758.97	4.95%	4.09%
LargeCap Value III	2,334.21	1.14%	0.84%
MidCap Blend	6,352.33	2.61%	1.75%
MidCap Growth I	2,724.05	2.61%	2.69%
MidCap Stock	850.04	1.25%	2.35%
MidCap Value II	3,436.84	1.54%	0.88%
Real Estate Securities	3,542.50	1.97%	2.20%
SmallCap Blend	3,248.14	1.57%	2.01%
SmallCap Growth II	1,469.49	0.58%	0.46%
SmallCap Value I	1,176.74	0.55%	0.59%
West Coast Equity	74.00	0.19%	0.04%

	Commissions Paid to Mellon Financial Markets LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
SmallCap Growth II	$4.80	0.00%	0.00%

	Commissions Paid to Morgan Joseph & Co
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
SmallCap Growth II	$297.92	0.12%	0.21%

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	Commissions Paid to Morgan Stanley & Co. Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 1,036.36	1.01%	0.60%
Diversified International	86,941.61	6.16%	5.35%
Equity Income	8,380.00	1.41%	1.27%
International Emerging Markets	82,337.01	8.41%	7.32%
International SmallCap	18,034.71	3.47%	2.89%
LargeCap Blend II	14,995.60	6.51%	5.93%
LargeCap Growth	5,144.42	1.16%	1.85%
LargeCap Growth I	13,951.52	7.41%	7.23%
LargeCap S&P 500 Index	82.78	0.43%	0.65%
LargeCap Value	10,615.42	1.96%	1.47%
LargeCap Value III	5,372.40	2.62%	2.63%
MidCap Blend	3,033.68	1.25%	1.25%
MidCap Growth I	1,566.88	1.50%	2.44%
MidCap Value II	6,244.22	2.80%	2.39%
Real Estate Securities	502.92	0.28%	0.27%
SmallCap Blend	3,385.87	1.63%	2.04%
SmallCap Growth II	7,582.05	3.00%	2.84%
SmallCap Value I	2,880.77	1.34%	3.56%

	Commissions Paid to National Financial Services, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap Blend II	$ 212.00	0.09%	0.11%
LargeCap Growth	2,640.00	0.60%	0.69%
SmallCap Value I	146.00	0.07%	0.07%

	Commissions Paid to Pershing, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap S&P 500 Index	$ 34.00	0.18%	0.27%
MidCap Value II	54.00	0.02%	0.01%
SmallCap Growth II	13,620.60	5.38%	1.24%
West Coast Equity	55.00	0.14%	0.09%

	Commissions Paid to Sanford C. Bernstein & Co. LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 4,737.92	25.84%	27.22%
Balanced	611.94	0.59%	0.44%
Diversified International	3,784.65	0.27%	0.60%
Equity Income	51,244.34	8.61%	9.88%
International SmallCap	403.95	0.08%	0.16%
LargeCap Blend II	4,518.00	1.96%	2.84%
LargeCap Growth	1,860.68	0.42%	0.87%
LargeCap Growth I	2,590.00	1.38%	1.34%
LargeCap S&P 500 Index	8.00	0.04%	0.06%
LargeCap Value	904.05	0.17%	0.26%
LargeCap Value III	785.00	0.38%	0.33%
MidCap Blend	256.71	0.11%	0.08%
MidCap Growth I	945.88	0.91%	1.05%
MidCap Stock	2,780.52	4.08%	2.80%
MidCap Value II	1,421.50	0.64%	0.24%
Real Estate Securities	123.38	0.07%	0.17%
SmallCap Blend	1,243.16	0.60%	0.77%
SmallCap Growth II	21.00	0.01%	0.04%

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	Commissions Paid to Sanford C. Bernstein & Co. LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
SmallCap Value I	475.20	0.22%	0.27%
West Coast Equity	1,671.72	4.22%	5.17%

	Commissions Paid to Spectrum Asset Management
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Bond & Mortgage Securities	$11,499.56	100.00%	100.00%

	Commissions Paid to UBS Financial Services, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$23.31	0.02%	0.02%
LargeCap S&P 500 Index	25.52	0.13%	0.22%

	Commissions Paid to UBS Securities LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 545.26	2.97%	2.22%
Balanced	6,145.09	5.97%	8.47%
Diversified International	148,955.20	10.56%	11.28%
Equity Income	24,728.00	4.16%	5.25%
International Emerging Markets	79,549.91	8.13%	10.17%
International SmallCap	78,904.99	15.18%	25.55%
LargeCap Blend II	8,325.60	3.61%	5.42%
LargeCap Growth	11,628.76	2.63%	1.80%
LargeCap Growth I	11,275.50	5.99%	8.60%
LargeCap S&P 500 Index	11,047.87	57.99%	38.29%
LargeCap Value	28,456.97	5.26%	7.08%
LargeCap Value III	8,843.62	4.32%	8.55%
MidCap Blend	3,165.71	1.30%	1.56%
MidCap Stock	1,640.00	2.41%	3.32%
MidCap Value II	1,096.53	0.49%	0.38%
Real Estate Securities	15,216.14	8.46%	7.48%
SmallCap Blend	16,413.83	7.92%	7.96%
SmallCap Growth II	2,922.15	1.15%	2.29%
SmallCap Value I	4,812.24	2.23%	2.07%
West Coast Equity	719.89	1.82%	1.64%

Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	BROKERAGE ALLOCATION AND OTHER PRACTICES	69
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Allocation of Trades by the Sub-Advisors and Sub-Sub-Advisors

Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Account’s portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Account’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account’s portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account’s portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Account portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.

PRICING OF FUND SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts except the Money Market Account, the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of

70	PRICING OF FUND SHARES	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Money Market Account

The share price of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. Each Account offers Class 1 shares. The Accounts that offer Class 2 shares are identified in the chart included under the heading “Fund History.”

Distributor

Principal Funds Distributor, Inc. (“PFD”), a Washington corporation, serves as the Distributor for the Fund’s Class 1 and Class 2 share classes on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

PFD is located at 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	MULTIPLE CLASS STRUCTURE	71
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(6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.

Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund in connection with the sale of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than a 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.

The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.

Rule 12b-1 Fees /Distribution Plans and Agreements

Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a positive effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.

The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain services to the Account. Such services may include:

  formulation and implementation of marketing and promotional activities;
  preparation, printing, and distribution of sales literature;
  preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
  obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
  making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
  providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

At least quarterly, the Distributor will provide to the Fund’s Board of Directors, and the Board will review, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

72	MULTIPLE CLASS STRUCTURE	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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The following 12b-1 payments were made to Principal Funds Distributor, Inc. for the period ending December 31, 2008:

12b-1 Fees for the
Periods Ended
Account	December 31, 2008*
Diversified International	$ 13
Equity Income	139
Income	28
LargeCap Blend II	4
LargeCap Growth	2
MidCap Stock	27
Money Market	26
Mortgage Securities	7
Real Estate Securities	3
SAM Balanced	418
SAM Conservative Balanced	62
SAM Conservative Growth	255
SAM Flexible Income	107
SAM Strategic Growth	166
Short-Term Income	5
SmallCap Growth II	8
SmallCap Value I	—**
West Coast Equity	29

*	Amounts in thousands.
**	Less than $500.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	TAX STATUS	73
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PORTFOLIO HOLDINGS DISCLOSURE

It is the Fund’s policy to disclose only public information regarding portfolio holdings, except as described below. Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund’s portfolio pricing services, FT Interactive Data Corporation, to obtain prices for portfolio securities;
2)	Upon proper request to government regulatory agencies or to self regulatory organizations;
3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;
4)	To the sub-adviser’s proxy service providers (Automatic Data Process, Glass Lewis & Co., and, Risk Metrics Group) to facilitate voting of proxies; and
5)	To the Account’s custodian, the Bank of New York Mellon, in connection with the services provided by the custodian to the Account.

The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

AIG Sunamerica Life Assurance Company	Financial Tracking	Principal Life Insurance Company
American General Life Insurance Company	First SunAmerica Life Insurance Company	Russell Implementation Services
Bloomberg, LP	Frank Russell Securities, Inc.	R.R. Donnelley and Sons Company
Check Free Investment Services	Frank Russell Company	Standard Insurance Company
Confluence Technologies, Inc.	Hub Data	TIAA-CREF Life Insurance Company
Depository Trust Co.	Investment Company Institute	The Washington Mutual, Inc. Plan
Eagle Investment Systems	Mellon Analytical Solutions	Administration Committee
EzE Castle Software LLC	Merrill Communications	Vestek
FactSet Research Systems	Plexus Plan Sponsor Group	Wolters Kluwer Financial Services
Farmers New World Insurance Company

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM portfolios invest to facilitate Edge’s management of the portfolios. Edge may use Underlying Fund portfolio holdings information of fund managed by unaffiliated advisory firms solely for the purpose of managing the SAM portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

74	PORTFOLIO HOLDINGS DISCLOSURE	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted a policy delegating to the Fund’s Manager or Sub-Advisor, as appropriate, authority to vote proxies relating to the portfolio securities held in each Account, with the Board exercising continuing oversight of the exercise of the delegated authority. The Manager or Sub-Advisor follows its own proxy voting policies and procedures. A copy of each Sub-Advisor’s proxy voting policies and procedures is included in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

The Principal LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. The Manager is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, the Manager will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans. Information regarding the Fund’s proxy voting record for the 12 month period ended June 30, 2008, is available, without charge, upon request by calling 1-800-852-4450 or on the SEC website at http://www.sec.gov.

GENERAL INFORMATION

The Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

LargeCap S&P 500 Index Account only

The Account is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	PROXY VOTING POLICIES AND PROCEDURES	75
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S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The financial statements of the Funds at December 31, 2008, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds at December 31, 2008, including the related financial highlights which appear in the Prospectus, have been audited by Ernst & Young LLP (Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309-2764), independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Information in this section is as of December 31, 2008 unless otherwise noted.

Advisor: Principal

Other Accounts Managed

					Total Assets of the
				Number of	Accounts that
			Total Assets	Accounts that	base the
		Total	in the	base the Advisory	Advisory Fee
		Number of	Accounts	Fee on	on Performance
		Accounts	(in $ millions)	Performance	(in $ millions)
Michael P. Finnegan, CFA
Principal LifeTime Strategic Income, 2010, 2020, 2030,
2040, 2050
Registered investment companies		11	9,344	0	0
Other pooled investment vehicles		0	0	0	0
Other accounts		0	0	0	0

Randy L. Welch
Principal LifeTime Strategic Income, 2010, 2020, 2030,
2040, 2050
Registered investment companies		11	9,344	0	0
Other pooled investment vehicles		0	0	0	0
Other accounts		0	0	0	0

James W. Fennessey, CFA
Principal LifeTime Strategic Income, 2010, 2020, 2030,
2040, 2050
Registered investment companies		11	9,344	0	0
Other pooled investment vehicles		0	0	0	0
Other accounts		0	0	0	0

76	FINANCIAL STATEMENTS		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
					1-800-852-4450

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation is predominantly composed of salary. Salary is reviewed annually. Annual bonus is driven primarily by company and business unit performance. Fund performance is taken into account when determining bonuses. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
James W. Fennessey	PVC Principal LifeTime Accounts	NONE
Michael P. Finnegan	PVC Principal LifeTime Accounts	NONE
Randy L. Welch	PVC Principal LifeTime Accounts	NONE

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS		77
www.principalfunds.com

Sub-Advisor: AllianceBernstein
Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
John Mahedy
PVC - LargeCap Value Account III
Registered investment companies	117	38,754	3	6,350
Other pooled investment vehicles	137	15,855	3	202
Other accounts	37,429	81,728	110	6,887

David Yuen
PVC - LargeCap Value Account III
Registered investment companies	93	35,915	3	6,350
Other pooled investment vehicles	105	17,604	6	479
Other accounts	37,396	83,298	116	7,885

Marilyn Fedak
PVC - LargeCap Value Account III
Registered investment companies	118	38,978	3	6,350
Other pooled investment vehicles	138	15,969	3	202
Other accounts	37,448	83,111	113	7,087

Chris Marx
PVC - LargeCap Value Account III
Registered investment companies	23	11,446	1	3,725
Other pooled investment vehicles	15	1,301	—	—
Other accounts	36,618	26,302	8	624

John Phillips
PVC - LargeCap Value Account III
Registered investment companies	23	11,446	1	3,725
Other pooled investment vehicles	15	1,301	—	—
Other accounts	36,618	26,302	8	624

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

AllianceBernstein recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan they manage, or they administer, who distributes AllianceBernstein sponsored mutual funds, or with whom they or an employee has another business or personal relationship that may affect how they vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. They believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that

78	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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proxies are voted with only their clients' best interests in mind. Additionally, they have implemented procedures to ensure that their votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and their employees' material business and personal relationships (and those of their affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which they will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how they intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing their proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that their voting decision is consistent with their clients' best interests.

AllianceBernstein believes it has taken several steps to reduce or eliminate potential conflicts of interest that may arise from time to time. Their policies in this regard apply to all AllianceBernstein employees.

The firm has designated Mark Anderson as the Conflicts Officer. He is also a member of the Conflicts Committee, which is comprised of senior members of the Legal and Compliance Department. The Conflicts Committee confers about various conflicts at the firm and in their industry, advising on policies and procedures where relevant and maintaining a list of conflicts. These policies are constructed and implemented by the Legal & Compliance Department in coordination with the relevant business areas. They also disclose other regulatory conflicts in their Form ADV Part II.

Furthermore, AllianceBernstein's Code of Ethics includes provisions concerning personal trading, gifts and entertainment that are intended to eliminate and/or manage potential conflicts between the firm and its clients, and among clients. As noted above, the Code of Ethics is distributed and acknowledged by employees no less frequently than annually and is delivered to all new employees upon hire.

In addition to various trading restrictions, and the requirement that AllianceBernstein employees maintain their personal brokerage accounts with one of three designated brokerage firms, employees of AllianceBernstein and its subsidiaries are required to pre-clear all personal securities transactions and to report each transaction to AllianceBernstein's Compliance personnel. All employees of AllianceBernstein are forbidden to trade, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.

Growth Equity

The Alliance Growth Equities Risk Oversight Committee is responsible for assessing and monitoring liquidity constraints and other risks associated with investing activities, including portfolio management, research, operations and compliance. This committee includes its CEO and the chairman of the firm, senior investment personnel, the chief risk officer, chief compliance officer and (in the case of fixed income) chief risk officer-fixed income.

Individual portfolio managers manage Alliance Growth Equities portfolios in accordance with the written investment process for each strategy. For growth equity, the degree to which portfolio managers for a given product may have different holdings varies by product, but is defined and monitored. For fixed income, all investment decisions are made by consensus and individual portfolio managers have no latitude to deviate from team strategy. Much of compliance is automated, with daily reports reviewed by operations and compliance personnel independent of the investment-management teams; they are in the process of improving the automated compliance system and extending it to all portfolios. The portfolio-management teams monitor daily trades and their impact on key portfolio sensitivities, drawing on models designed by their quantitative research teams.

The Growth Equity Risk Committees meets quarterly to monitor market risk across all relevant portfolios to ensure that each client portfolio is managed within the client's and firm's risk tolerance and that similarly mandated accounts have similar risk exposures. Ultimate responsibility for risk positions, however, resides with the portfolio managers.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	79
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Value Equity

Bernstein Value Equities employs a centralized process for making investment decisions for each of its value equity investment services; individual portfolio managers have little discretion. Once an account opens, portfolio managers scrutinize each trading order to ensure it is consistent with the investment strategy and agreed-upon objectives for the account; consistent with activity in other accounts in the same investment service and in compliance with the client's guidelines. Some pre-trade compliance monitoring and all post-trade compliance monitoring is performed manually. On a monthly basis, the Investment Policy Group or a subset of it for each service reviews whether each portfolio is being managed within the client's guidelines and internal risk tolerance and that accounts with similar mandates have similar risk exposures. They also review whether risk levels in aggregate are appropriate, relative to market conditions and the expectations for the particular investment service. Typically, a member of the value equity quantitative research group and the chief risk officer attend these meetings.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

They state that they recruit and retain outstanding individuals both by offering attractive financial incentives and by providing a highly stimulating work environment characterized by intellectual challenge, variety and a high level of personal independence within the framework of a clear and disciplined investment process. They keep the effectiveness of their compensation and incentives under constant review.

Compensation is typically paid in the form of base salary and a performance bonus. A portion of the bonus is deferred. The mix of different elements varies from person to person, with the element of deferred compensation typically more significant for more senior members of the firm. They aim to pay compensation which is highly competitive within the industry. Equity incentives are not generally offered.

Bonuses are based on evaluation of their investment professionals using a range of criteria that is not formulaic. Analysts, for example, are assessed on the basis of a ranking by Chief Investment Officers and Directors of Research from around the world. Their evaluation is based on factors including the contribution made by the analyst to alpha, their breadth and depth of research knowledge, and their attention to issues that can drive the performance of the stocks that they follow. Portfolio managers are assessed by the Chief Investment Officers to whom they report on their involvement in the research process and in other aspects of portfolio management; their success in establishing and maintaining client relationships and their contribution to team effectiveness.

80	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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The results of this evaluation help determine annual compensation, but individual elements of compensation are not mechanically determined. This balanced approach to appraisal and compensation helps to maintain the integrity of their investment approach by ensuring, for example, that investment professionals are not tempted to chase short-term performance.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

		Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
John Mahedy	PVC Large Cap Value III	0
David Yuen	PVC Large Cap Value III	0
Marilyn Fedak	PVC Large Cap Value III	0
John Phillips	PVC Large Cap Value III	0

Sub-Advisor: CCI

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Anthony Rizza, CFA
Large Cap Growth
Registered investment companies	6	$2,783.2
Other pooled investment vehicles	7	$594.0
Other accounts	125	$3,702.3	3	$388.7

Tom Bisighini, CFA
Large Cap Growth
Registered investment companies	0
Other pooled investment vehicles	0
Other accounts	0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	81
www.principalfunds.com

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

  Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.
  Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager's strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.
  Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. They believe this structure allows them to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

Each portfolio manger is eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan], which are available to all of Columbus Circle employees.

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Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

			Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)		Portfolio Manager
Anthony Rizza, CFA	Large Growth		0
Tom Bisignini	Large Growth		0

Sub-Advisor: Edge

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Daniel Coleman
MidCap Stock Account
Registered investment companies	1	383,732,483.40	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Phil Foreman
West Coast Equity Account
Registered investment companies	1	829,658,443.63	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

John Friedl
Income Account (EAM)
Registered investment companies	1	855,048,754.65	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Michael Meighan
SAM Accounts
Registered investment companies	6	7,810,581,079.44	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

David Simpson
Equity Income Account
Registered investment companies	1	1,999,903,470.91	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Craig Sosey
Mortgage Securities Account (EAM)
Registered investment companies	2	1,284,486,919.03	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Joseph Suty
Equity Income Account
Registered investment companies	1	1,999,903,470.91	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Randy Yoakum
SAM Accounts
Registered investment companies	6	7,810,581,079.44	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS				83
www.principalfunds.com

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The portfolio manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority, and annual surveys of investment advisor compensation. The incentive-based portion of the portfolio manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the portfolio manager's satisfaction of goals such as those related to compliance, team contribution, and research. The portfolio manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3-, and 5-year percentile rankings among the Lipper peer universe.

Certain portfolio managers receive additional compensation that is credited to a deferred compensation account, which vests after three years. The deferred compensation account value is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible. The account value also takes into consideration the Funds or portfolios where the portfolio manager is a contributor; the primary Funds or Portfolios are weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants or a combination of performance shares and options to eligible participants who obtain high performance levels in the preceding year. The grant is based on the

84	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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preceding year's performance. Participation each year will depend on individual performance levels. Actual number of options granted will be based on level of performance. All Portfolio Managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as
	defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the
	following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
	$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of
	the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an
	explanation of those reasons.

			Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager
	Daniel Coleman	MidCap Stock Account	0
	Phil Foreman	West Coast Equity Account	0
	John Friedl	Income Account	0
	Michael Meighan	SAM Accounts	0
	David Simpson	Equity Income Account	0
	Craig Sosey	Mortgage Securities Account	0
	Joseph Suty	Equity Income Account	0
	Randy Yoakum	SAM Accounts	0

Sub-Advisor: Emerald

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Kenneth G. Mertz II, CFA	58	1172	0	0
PVC -SmallCap Growth Account II
Registered investment companies	2	172	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	56	1,000	0	0

Stacey L. Sears	55	1073	0	0
PVC -SmallCap Growth Account II
Registered investment companies	1	100	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	54	973	0	0

Joseph W. Garner	55	1073	0	0
PVC -SmallCap Growth Account II
Registered investment companies	1	100	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	54	973	0	0

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	85
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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan. The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations.

Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the manager's relative performance against the comparable index for rolling Quarter, Year, and Five Year periods.

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Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager
Kenneth G. Mertz II	PVC -SmallCap Growth Account II			NONE
Stacey L. Sears	PVC -SmallCap Growth Account II			NONE
Joseph W. Garner	PVC -SmallCap Growth Account II			NONE

Sub-Advisor: Essex

Other Accounts Managed

Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Nancy Prial
Principal Variable Contracts Funds, Inc.
Small Cap Growth Account
Registered investment companies	5	237	0	0
Other pooled investment vehicles	10	160	1	8
Other accounts	45	252	0	0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Essex is not aware of any material conflicts of interest in connection with the PM's management of the Fund's investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex's internal controls in order to prevent such conflicts of interest from arising.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	87
www.principalfunds.com

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and Essex's composite performance relative to their peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex's yearly investment performance drives the portfolio managers' incentive portion ("bonus") of their compensation package. The portfolio managers' bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. They also incent them on their 1,2 and 3 year performance track record.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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				Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager
Nancy Prial	Small Cap Growth		None

Sub-Advisor: Jacobs Levy

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Bruce I. Jacobs
Principal Variable Contracts Funds, Inc. -
MidCap Value Account II
Registered investment companies	2
Other pooled investment vehicles	1	69,237	-	-
Other accounts	93	10,076,752	18	2,204,509

Kenneth N. Levy
Principal Variable Contracts Funds, Inc. -
MidCap Value Account II
Registered investment companies	2
Other pooled investment vehicles	1	69,237	-	-
Other accounts	93	10,076,752	18	2,204,509

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Portfolio Managers manage, and are investors in, vehicles that trade securities simultaneously with client accounts. Trade allocation among these accounts and client accounts, including the fund, is a potential conflict of interest. Jacob Levy’s portfolio optimizer generates their trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day with preference given to short covers over long purchases and long sales over short sales in the same security. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. Jacob Levy’s internal controls relating to trade allocation procedures are reviewed and tested annually by their independent accountants as part of their SAS 70 examination of their operating procedures and internal controls. External legal counsel has reviewed Jacob Levy’s trade allocation procedures, which are also stated in their Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade.

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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager's ownership interest in the firm. The firm's profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the "Basic Fee"). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager
	Bruce I. Jacobs	PVC - MidCap Value Account II	None
	Kenneth N. Levy	PVC - MidCap Value Account II	None

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Sub-Advisor: J.P. Morgan

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Christopher T. Blum
Principal Small Cap Value Account I
Registered investment companies	21	5,331.67	0	0.00
Other pooled investment vehicles	12	2,060.02	1	10.73
Other accounts	8	246.66	2	56.37

Dennis Ruhl
Principal Small Cap Value Account I
Registered investment companies	15	2,325.00	0	0.00
Other pooled investment vehicles	5	288.82	1	10.73
Other accounts	8	246.66	2	56.37

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities

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generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

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  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the JP Morgan or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Christopher T. Blum	Principal Small Cap Value Account I	N/A
Dennis Ruhl	Principal Small Cap Value Account I	N/A

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Sub-Advisor: Mellon Capital

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
*Ronald Gala	70	$2,882	9	$1,274
PVC - SmallCap Value Account I
Registered investment companies	8	$ 810	0	$0
Other pooled investment vehicles	19	$1,297	4	$377
Other accounts	80	$3,828	5	$897

*John O’Toole	70	$2,882	9	$1,274
PVC - MidCap Growth Account I
Registered investment companies	8	$ 810	0	$0
Other pooled investment vehicles	19	$1,297	4	$377
Other accounts	80	$3,828	5	$897

*Adam Logan	70	$2,882	9	$1,274
PVC - MidCap Growth Account I
Registered investment companies	8	$ 810	0	$0
Other pooled investment vehicles	19	$1,297	4	$377
Other accounts	80	$3,828	5	$897

*Peter Goslin	70	$2,882	9	$1,274
PVC - SmallCap Value Account I
Registered investment companies	8	$ 810	0	$0
Other pooled investment vehicles	19	$1,297	4	$377
Other accounts	80	$3,828	5	$897
* Note: Due to the team approach all members of the team report the same number of accounts and assets.

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Because the Mellon Capital portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact

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the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager's bonus and there is no formula that is applied to weight the factors listed (see "Compensation of Portfolio Managers and Other Accounts Managed”). In addition, current trading practices do not allow Mellon Capital Management Corporation to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio's rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The primary objectives of the Mellon Capital Management Corporation's ("Mellon Capital's") compensation plans are to:

  Motivate and reward continued growth and profitability
  Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
  Motivate and reward strong business/investment performance
  Create an ownership mentality for all employees

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are

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pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager
None of the Portfolio Managers own any equity securities in the Fund

Sub-Advisor: Morgan Stanley Investment Management

Other Accounts Managed

Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Francine Bovich
Asset Allocation
Registered investment companies	4	$167,792,700	N/A	N/A
Other pooled investment vehicles	1	$38,446,208	N/A	N/A

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Other accounts

16 $4,677,049,090 1

$198,474,926

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Description of Any Material Conflicts

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley Investment Management may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over a Fund. In addition, a conflict of interest could exist to the extent Morgan Stanley Investment Management has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Morgan Stanley Investment Management's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Morgan Stanley Investment Management manages accounts that engage in short sales of securities of the type in which a Fund invests, Morgan Stanley Investment Management could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Morgan Stanley Investment Management has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

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PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with Morgan Stanley Investment Management DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

  Cash Bonus.
  Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.
  Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Morgan Stanley Investment Management or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.
  Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Morgan Stanley Investment Management or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
  Contribution to the business objectives of Morgan Stanley Investment Management.
  The dollar amount of assets managed by the portfolio manager.
  Market compensation survey research by independent third parties.
  Other qualitative factors, such as contributions to client objectives.
  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Francine Bovich		Asset Allocation	None

98	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
1-800-852-4450

Sub-Advisor: PGI

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Michael Ade
International Emerging Markets Account
Registered investment companies	3	843,955,525.87
Other pooled investment vehicles	2	685,591,543.77
Other accounts	19	1,580,792,478.60

Bill Armstrong
Bond & Mortgage Securities Account
Registered investment companies	2	2,419,008,547.69
Other pooled investment vehicles	3	4,529,084,877.68
Other accounts	22	4,051,180,333.75

Paul Blankenhagen
Diversified International Account
Registered investment companies	1	1,123,218,743.35
Other pooled investment vehicles	3	2,165,610,908.53
Other accounts	8	982,649,880.62

Juliet Cohn
Diversified International Account
Registered investment companies	1	1,123,218,743.35
Other pooled investment vehicles	2	2,162,349,897.47
Other accounts	10	652,131,526.84

Bryan Davis
Government & High Quality Bond Acct
Registered investment companies	1	351,988,792.29
Other pooled investment vehicles	1	770,255,572.37
Other accounts	0	0

Craig Dawson
Short-Term Account
Registered investment companies	3	454,355,131.42
Other pooled investment vehicles	0	0
Other accounts	3	76,031,629.26

Mihail Dobrinov
Government & High Quality Bond Acct
Registered investment companies	3	843,955,525.87
Other pooled investment vehicles	2	685,591,543.77
Other accounts	17	1,426,397,441.64

Doug Earney
Short-Term Account

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS				99
www.principalfunds.com

Registered investment companies	2	303,687,494.91
Other pooled investment vehicles	1	37,789,402.40
Other accounts	26	3,020,090,933.81

Brad Fredericks
Government & High Quality Bond Acct
Registered investment companies	1	351,988,792.29
Other pooled investment vehicles	1	770,255,572.37
Other accounts	0	0

Arild Holm
LargeCap Value Account
Registered investment companies	1	637,627,236.76
Other pooled investment vehicles	2	255,419,572.73
Other accounts	2	69,695,625.03

Chris Ibach
Diversified International Account
Registered investment companies	0	0
Other pooled investment vehicles	1	4,868,872.51
Other accounts	9	936,917,570.51

Dirk Laschanzky
Principal LifeTime Accounts
LargeCap S&P 500 Index Account
Registered investment companies	3	1,259,627,325.29
Other pooled investment vehicles	3	5,353,597,975.25
Other accounts	4	84,267,396.60

Thomas Morabito
SmallCap Blend Account
Registered investment companies	2	386,040,622.59
Other pooled investment vehicles	9	1,089,789,703.50
Other accounts	0	0

Bill Nolin
MidCap Blend Account
Registered investment companies	1	553,441,625.82
Other pooled investment vehicles	3	878,191,443.29
Other accounts	0	0

Phil Nordhus
SmallCap Blend Account
Registered investment companies	2	574,144,345.56
Other pooled investment vehicles	3	1,086,536,741.83
Other accounts	1	27,363,317.01

Brian Pattinson
International SmallCap Account
Registered investment companies	0	0
Other pooled investment vehicles	1	534,659,098.07
Other accounts	4	622,332,580.93

John Pihlblad

100	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		1-800-852-4450

LargeCap Value Account
Registered investment companies	3	1,960,983,733.47
Other pooled investment vehicles	2	339,080,687.44
Other accounts	9	1,201,784,035.66

Michael Reynal
International Emerging Markets Account
Registered investment companies	3	843,955,525.87
Other pooled investment vehicles	2	685,591,543.77
Other accounts	18	1,550,056,316.58

Tracy Reeg
Money Market Account
Registered investment companies	1	2,853,619,426.77
Other pooled investment vehicles	1	5,222,995,727.61
Other accounts	0	0

Alice Robertson
Money Market Account
Registered investment companies	1	2,853,619,426.77
Other pooled investment vehicles	1	5,222,995,727.61
Other accounts	0	0

Scott W. Smith
LargeCap S&P 500 Index Account
Registered investment companies	3	1,259,627,325.29
Other pooled investment vehicles	4	5,368,577,460.80
Other accounts	6	442,117,998.22

Tim Warrick
Bond & Mortgage Securities Account
Registered investment companies	3	2,439,748,151.34
Other pooled investment vehicles	4	4,566,874,280.08
Other accounts	27	5,460,437,233.77

Tim Dunbar
Principal LifeTime Accounts
Registered investment companies	1	2,228,027,334.00
Other pooled investment vehicles	1	8,075,979,410.00
Other accounts	0	0

David Blake
Principal LifeTime Accounts
Registered investment companies	1	2,228,027,334.00
Other pooled investment vehicles	1	8,075,979,410.00
Other accounts	0	0

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	101
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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers a globally competitive salary and incentive compensation plan that are evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for their investment professionals is investment performance relative to appropriate client benchmarks and peer groups.

Percentages vary by position, but generally, the largest component of total potential compensation is the performance bonus, of which, a substantial portion is in the form of long-term incentives.

All investment staff members are eligible for annual incentive bonuses. In 2008 they introduced a supplemental profit sharing plan for select senior members of the investment team. This plan will provide additional long-term incentives tied specifically to growth and profitability of the equities group.

102	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as
	defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the
	following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
	$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of
	the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an
	explanation of those reasons.

			Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager
	Michael Ade	International Emerging Markets Account	0
	Bill Armstrong	Bond & Mortgage Securities Account	0
	Paul Blankenhagen	Diversified International Account	0
	Juliet Cohn	Diversified International Account	0
	Bryan Davis	Government & High Quality Bond Acct	0
	Craig Dawson	Short-Term Account	0
	Mihail Dobrinov	International Emerging Markets Account	0
	Doug Earney	Short-Term Account	0
	Brad Fredericks	Government & High Quality Bond Acct	0
	Arild Holm	LargeCap Value Account	0
	Chris Ibach	Diversified International Account	0
	Dirk Laschanzky	LargeCap S&P 500 Index Account	0
	Dirk Laschanzky	Principal LifeTime Accounts	0
	Thomas Morabito	SmallCap Blend Account	0
	Bill Nolin	MidCap Blend Account	0
	Phil Nordhus	SmallCap Blend Account	0
	Brian Pattinson	International SmallCap Account	0
	John Pihlblad	LargeCap Value Account	10,001 - $50,000
	Michael Reynal	International Emerging Markets Account	0
	Tracy Reeg	Money Market Account	0
	Alice Robertson	Money Market Account	0
	Scott W. Smith	LargeCap S&P 500 Index Account	0
	Tim Warrick	Bond & Mortgage Securities Account	0
	Tim Dunbar	Principal LifeTime Accounts	0
	David Blake	Principal LifeTime Accounts	0

Sub-Advisor: Principal - REI

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Kelly Rush
Real Estate Securities Account
Registered investment companies	4	1,120,103,338.90
Other pooled investment vehicles	11	72,011,754.89
Other accounts	14	181,036,886.04

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS				103
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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Real Estate Investors offers a globally competitive salary and incentive compensation plan that are evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for Principal - REI’s investment professionals is investment performance relative to appropriate client benchmarks and peer groups.

Percentages vary by position, but generally, the largest component of total potential compensation is the performance bonus, of which, a substantial portion is in the form of long-term incentives.

All investment staff members are eligible for annual incentive bonuses. In 2008 Principal - REI introduced a supplemental profit sharing plan for select senior members of the investment team. This plan will provide additional long-term incentives tied specifically to growth and profitability of the equities group.

104	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Ownership of Securities
2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

				Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager
Kelly Rush	Real Estate Securities Account		0

Sub-Advisor: T. Rowe Price
Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Anna Dopkin, CFA
Insert fund(s) managed by portfolio manager:
LargeCap Blend II Series
Registered investment companies	6	1,610.7*	0	--
Other pooled investment vehicles	8	1,857.0	0	--
Other accounts	51	11,519.1	0	--

Ann Holcomb, CFA
Insert fund(s) managed by portfolio manager:
LargeCap Blend II Series
Registered investment companies	3	984.1*	0	--
Other pooled investment vehicles	8	1,857.0	0	--
Other accounts	51	11,519.1	0	--

Robert Sharps, CFA, CPA
Insert fund(s) managed by portfolio manager:
LargeCap Growth I Series
Registered investment companies	4	2,888.2**	0	--
Other pooled investment vehicles	7	2,846.6	0	--
Other accounts	41	4,181.7	0	--
Other pooled investment vehicles	8	1,857.0	0	--
Other accounts	51	11,519.1	0	--

*	Does not include assets of the LargeCap Blend II Series.
**	Does not include assets of the LargeCap Growth I Series.

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	105
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Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, their portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see T. Rowe Price's Form ADV for more information on their brokerage and trade allocation policies.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

106	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring their younger analysts, and being good corporate citizens are important components of their long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Anna Dopkin	LargeCap Blend II	None
Ann Holcomb	LargeCap Blend II	None
Robert Sharps	LargeCap Growth I	None

Sub-Advisor: UBS Global AM

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Paul Graham
PVC SmallCap Growth II
Registered investment companies	4	343	0	0
Other pooled investment vehicles	1	88	0	0
Other accounts	16	257	1	58

David Wabnik
PVC SmallCap Growth II
Registered investment companies	4	343	0	0
Other pooled investment vehicles	1	88	0	0
Other accounts	32	255	1	58

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	107
www.principalfunds.com

conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

108	DISCLOSURE REGARDING PORTFOLIO MANAGERS	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
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  A fixed component - base salary and benefit - reflecting an individual's skills and experience,
  Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global Asset Management, the respect asset class, investment strategy, function and an individual's (financial and non-financial) contribution to UBS Global Asset Management's results, and
  A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years. .

Portfolio manager's variable compensation is tied to the performance of relevant client portfolios/funds. For analysts, variable compensation is, in general, tied to the performance of some combination of model and/or client/fund portfolios, generally evaluated over multiple-year periods and coupled with a qualitative assessment of their contribution. This ensures that the interests of the investment professionals are aligned with those of clients.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (Equity Plus): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP): Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager
	Paul Graham	PVC SmallCap Growth II	None
	David Wabnik	PVC SmallCap Growth II	None

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	109
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Sub-Advisor: Westwood

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)
Susan M. Byrne, PVC LargeCap Value Account III
Registered investment companies	14	1747.35	0	0
Other pooled investment vehicles	10	884.35	0	0
Other accounts	97	3045.21	1	344.36

Mark R. Freeman, CFA, PVC LargeCap Value Account III
Registered investment companies	12	1694.10	0	0
Other pooled investment vehicles	11	886.49	0	0
Other accounts	67	2252.93	3	487.47

Scott D. Lawson, CFA, PVC LargeCap Value Account III
Registered investment companies	13	1748.55	0	0
Other pooled investment vehicles	10	743.34	0	0
Other accounts	78	2174.62	1	344.36

Jay K. Singhania, CFA, PVC LargeCap Value Account III
Registered investment companies	10	1599.65	0	0
Other pooled investment vehicles	6	613.04	0	0
Other accounts	65	2260.11	3	487.47

Kellie R. Stark, CFA, PVC LargeCap Value Account III
Registered investment companies	16	1815.39	0	0
Other pooled investment vehicles	10	889.67	0	0
Other accounts	101	3104.44	1	344.36

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Conflicts of Interests. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood's trade allocation policy is to aggregate client transactions, including the Funds', where possible when it is believed that such aggregation may facilitate Westwood's duty of best execution.

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Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client's participation in the transaction. Westwood generally allocates securities among client accounts according to each account's pre-determined participation in the transaction. Westwood's policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). Westwood prohibits late trading, frequent trading and/or market timing in the funds and monitors trades daily to ensure this policy is not violated.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Westwood's compensation package includes base salary, cash bonus, and equity-based incentive compensation as well as a full benefits package for all employees, including those involved in the product. Westwood annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry.

Percentages for each component of compensation are variable. Cash bonus awards are determined at year-end. The firm also offers a stock incentive program for all employees throughout the firm. Equity-based compensation awards, which currently consist of time vested restricted stock, are granted each February and vest over a four-year period from the date of grant. As employees remain with Westwood, restricted stock grants can become meaningful components of their wealth creation, and due to the public nature of the share pricing, can be more visible and tangible to the grantee. Therefore, the granting of restricted stock not only serves as an effective tool in retaining talented individuals, it also serves as an effective tool in attracting other talented, seasoned professionals. As owners, Westwood’s employees' interests are closely aligned with those of its stockholders and clients; as a result, they all succeed together.

In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is based upon the performance of individual stock recommendations and portfolio performance. Traders are evaluated on qualitative factors as well as quantitative factors, which include accuracy and execution of trading orders.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	111
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The analyst and portfolio manager cash bonus pool is determined by the firm's success, which is directly linked to total fund performance. In awarding cash bonuses for the investment professionals, Westwood considers composite performance vs. a passive benchmark as well as industry peer group performance. In addition to measuring overall composite performance, Westwood wants to recognize and reward individual performance, regardless of timing and buy or sell decisions made by the Portfolio Team. For this reason, Westwood tracks the individual buy and sell recommendations of each analyst and measures their performance against a predetermined universe of securities representing their assigned sector responsibilities.

Health insurance, employer-paid life insurance and employer-paid short and long-term disability insurance packages including a 401(k) plan with employer matching, are provided to all Westwood employees.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager
	Susan M. Byrne	Principal Variable Contracts LargeCap Fund III	None
	Mark R. Freeman, CFA	Principal Variable Contracts LargeCap Fund III	None
	Scott D. Lawson, CFA	Principal Variable Contracts LargeCap Fund III	None
	Jay K. Singhania, CFA	Principal Variable Contracts LargeCap Fund III	None
	Kellie R. Stark, CFA	Principal Variable Contracts LargeCap Fund III	None

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APPENDIX A Description of Bond Ratings: Moody’s Investors Service, Inc. Rating Definitions: Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Aa: A: Baa:

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Caa: Ca:

Obligations rated B are considered speculative and are subject to high credit risk.

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.	APPENDIX A	113
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Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.	Nature of and provisions of the obligation;
III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.
AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.
D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

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Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+”
designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:
SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.		APPENDIX A	115
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APPENDIX B

Proxy Voting Policies

The Proxy voting policies applicable to each Account follows.

The order in which the Proxy Voting Policies are arranged is in alphabetical order by Manager and then each Sub-Advisor.

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Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;
2.	Exchange ticker symbol of the security;
3.	CUSIP number of the security;
4.	The date of the shareholder meeting;
5.	A brief description of the subject of the vote;
6.	Whether the proposal was put forward by the issuer or a shareholder;
7.	Whether and how the vote was cast;
8.	Whether the vote was cast for or against management of the issuer.

Statement of Policies and Procedures for
Proxy Voting

1.	Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a
fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It
sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S.
and non-U.S. securities.

2.	Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.
AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

	2.1.	Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company.
We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies

Dated: March 2008

amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors
AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.
For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected.
We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions (such as takeovers)
or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, w e will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership.
Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, w e will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation.
We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests.
We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

	2.9.	Social and Corporate Responsibility
AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders.
We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures
	3.1.	Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies.
When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

	3.2.	Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting)
how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A)
the nature of AllianceBernstein’s and our employees’ material business and personal relationships
(and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of
(including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to red uce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example,

AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions.
Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their
AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance
Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit
AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange
Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Columbus Circle Investors

PROXY VOTING POLICY
2006

I. Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;
2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;
3)	keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;
4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and
5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II. Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A. Management Proposals:

1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

---	"Normal" elections of directors
---	Approval of auditors/CPA
---	Directors' liability and indemnification
---	General updating/corrective amendments to charter
---	Elimination of cumulative voting
---	Elimination of preemptive rights

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

---	Capitalization changes that eliminate other classes of stock and voting rights
---	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
---	Stock purchase plans with an exercise price of not less than 85% FMV
---	Stock option plans that are incentive based and not excessive
---	Reductions in supermajority vote requirements
---	Adoption of antigreenmail provisions

3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

---	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
---	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
---	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
---	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
---	Classified or single-slate boards of directors
---	Reincorporation into a state that has more stringent anti-takeover and related provisions
---	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

---	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
---	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
---	Amending articles to relax quorum requirements for special resolutions
---	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act
---	Re-election of director(s) who holds offices of chairman and CEO
---	Re-election of director(s) who serve on audit, compensation and nominating committees
---	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
---	Adoption of option plans/grants to directors or employees of related companies
---	Lengthening internal auditors’ term in office to four years

B. Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1. When voting shareholder proposals, in general, initiatives related to the following items are supported:

---	Auditors should attend the annual meeting of shareholders
---	Election of the board on an annual basis
---	Equal access to proxy process
---	Submit shareholder rights plan poison pill to vote or redeem

---	Undo various anti-takeover related provisions
---	Reduction or elimination of super-majority vote requirements
---	Anti-greenmail provisions
---	Submit audit firm ratification to shareholder votes
---	Audit firm rotations every five or more years
---	Requirement to expense stock options
---	Establishment of holding periods limiting executive stock sales
---	Report on executive retirement benefit plans
---	Require two-thirds of board to be independent
---	Separation of chairman and chief executive posts

2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

---	Requiring directors to own large amounts of stock before being eligible to be elected
---	Restoring cumulative voting in the election of directors
---	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
---	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
---	Restrictions banning future stock option grants to executives except in extreme cases

3. Additional shareholder proposals require case-by-case analysis

---	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
---	Requirements that stock options be performance-based
---	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval
---	Shareholder access to nominate board members
---	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III. Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

Edge Asset Management, Inc.

Proxy Voting
Dated: February 2009

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies for portfolio securities in the best interests of its clients. Edge maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Edge’s proxy policies and practices. Its policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe their proxy voting policies and procedures to clients and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Investment Operations Manager has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Procedure Summary

Edge has adopted procedures to implement the firm’s policy and periodically reviews and monitors the procedures to ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are summarized as follows:

1.	Voting Procedures
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to an expert proxy voting organization, Risk Metrics Group (“RMG”).
RMG provides policy guidelines and proxy research and analysis in addition to proxy voting. RMG provides Edge with the opportunity to override any proxy proposal that Edge feels is not in the best interest of the client.

2.	Disclosure

	•	Edge’s proxy voting policy and procedures are based on RMG’s Standard Proxy
Voting Guidelines and are provided to each client which elects to delegate such authority to Edge. At such client’s discretion, Edge’s policy and procedures will be disclosed in either the client’s Statement of Additional Information (“SAI”) or on its
web site.

3.	Client Requests for Information

	•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Operations
Manager to coordinate an appropriate response.

4.	Voting Guidelines

	•	RMG will vote proxies in the best interests of the client. RMG will vote all proxies from a specific issuer the same way for each client.

	•	RMG will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.

	•	RMG will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

	•	In reviewing proposals, the opinions of management, the effect on shareholder value and the issuer’s business practices will be considered.

5.	Conflicts of Interest

	•	If RMG or Edge abstains from voting a proxy due to a conflict or if Edge elects to override an RMG recommendation, it will seek to identify and evaluate whether any conflicts of interest that may exist between the issuer and Edge, its employees and clients.

	•	The resolution will be determined by the Chief Compliance Officer (“CCO”), Chief
Investment Officer (“CIO”), and Investment Administrative Officer (“IAO”) who will review the information and determine if a material conflict exists. If a material conflict is determined to exist, the IAO will disclose the conflict to the affected clients, and request instruction from the client as how to vote the proxy.

	•	Edge will maintain a record of the voting resolution of any conflict of interest.

6.	Recordkeeping

The Investment Operations Manager shall retain the following proxy records in accordance with the SEC’s five-year retention requirement. The retention of certain proxy records may be satisfied through reliance on a third party such as RMG or EDGAR.

Records to be maintained include but are not limited to;

  These policies and procedures and any amendments;
  A copy of each proxy statement that Edge receives regarding client securities, records to be maintained by RMG on behalf of Edge.
  A record of each vote that Edge casts;
  Any document Edge created that was material to making a decision how to vote proxies;
  A copy of each written request from a client for information on how Edge voted such client’s proxies, a copy of any written response; and all client communication regarding proxies
  A record of each potential and material conflict of interest identified by the adviser. Such record shall include a summary of the conflict and actions taken to resolve it. The record shall also include any analysis of the conflict and rationale considered when making a decision to vote the proxy.
Historical Policies: Revised January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

EMERALD ADVISERS, INC.
PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
	a.	Compensation
	b.	Corporate Expansion
	c.	Dividend Policy
	d.	Free Cash Flow
	e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
	f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

• Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation
EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors.
These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote
Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt
Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution:
Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote
Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b. Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c. Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of
Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d. Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e. Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f. Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g. Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h. Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i. Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j. Sweeteners
Resolution: EAI will vote Against proposals that include what are called
“sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan
(Poison Pill).

k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote
Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l. Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m. Abstention Votes
EAI supports changes in the method of accounting for abstention votes.
Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved.
Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy Include:

1. South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South

Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2. Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

Summary of Proxy Voting Policies and Procedures

Introduction

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected c1ient(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies.

Voting Agent

Essex has contracted with an independent third party provider of proxy voting and corporate governance services (“proxy agent”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. The proxy agent specializes in providing a variety of fiduciary-level services related to proxy voting. The proxy agent researches proxy issues and then independent from Essex executes votes.

Essex has adopted the proxy agent's proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines.

Details of the proxy agents' proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Chief Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee

Essex's Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), proxy agent's proxy voting policies as Essex's own proxy voting policies. Any changes to the proxy agent voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest

As noted, Essex has an agreement with a proxy agent as an independent proxy voting agent and has adopted the proxy agent's proxy voting policies. The adoption of the proxy agent's proxy voting policies which provide pre-determined policies for voting proxies was designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where the proxy agent itself may have a material conflict with respect to a proxy vote that it is voting on Essex's clients' behalf. In those situations, the proxy agent will fully or partially abstain from voting the proxy and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Essex's Committee and Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the proxy agent.

In both of the preceding circumstances, the Committee and Essex's Chief Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of clients.

Proxy/Shareblocking

In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the proxy agent. Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

How to Obtain Voting Information

Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Essex at, (617) 342-3200 or proxyvoting@essexinvest.com <mailto:proxyvoting@essexinvest.com>.

JACOBS LEVY EQUITY MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES

As of January 1, 2007

I.	Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients in accordance with these policies and procedures.
II.	Proxy Voting Procedures
Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting. Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Chief Financial Officer. Portfolio Accountants will:
(a) download share information from client's custodian through ADP Proxy Edge;
(b) reconcile share information between Jacobs Levy’s accounting records and the custodian's records and resolve any variances; and
(c) make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge. Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary). Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.
Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Chief Financial Officer and the Chief Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	Voting Guidelines
Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS’ recommendations, except as provided in (a) - (d) below:
	(a)	There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.
	(b)	It is Jacobs Levy’s belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.
	(c)	In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.
	(d)	Any issue with a new ISS proxy issue code will be forwarded to one of the Principals, the Chief Financial Officer, or the Chief Compliance Officer for review and determination of how the proxy should be voted.
IV.	Conflicts of Interest
	(a)	The Chief Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.
	(b)	If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

2

V.	Disclosure
	(a)	Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Chief Compliance Officer, Heath N. Weisberg, via email or telephone at heath.weisberg@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.
	(b)	A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.
VI.	Recordkeeping
The Manager of Portfolio Accounting and Chief Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:
	(a)	Copies of these proxy voting policies and procedures, and any amendments thereto.
	(b)	A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.
	(c)	A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.
	(d)	A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.
	(e)	A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

3

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

M0101	Ratify Auditors	For
M0106	Amend Articles/Charter-General Matters	For
M0111	Change Company Name	For
M0117	Designate Inspector or Shareholder Rep. of Minutes of Meetings	For
M0119	Reimburse Proxy Contest Expense	Against
M0124	Approve Stock Dividend Program	For
M0125	Other Business	Against
M0129	Approve Minutes of Meeting	For
M0136	Approve Auditors and Authorize Board to Fix Remuneration of	For
Auditors
M1050	Receive Financial Statements and Statutory Reports	For

MANAGEMENT PROPOSALS – DIRECTOR RELATED

Issue
Code	Description	Vote

M0201	Elect Directors	For
M0205	Allow Board to Set its Own Size	Against
M0206	Classify the Board of Directors	Against
M0207	Eliminate Cumulative Voting	For
M0215	Declassify the Board of Directors	For
M0218	Elect Directors to Represent Class X Shareholders	For
M0226	Classify Board and Elect Directors	Against

MANAGEMENT PROPOSALS – CAPITALIZATION

Issue
Code	Description	Vote

M0304	Increase Authorized Common Stock	For
M0308	Approve Reverse Stock Split	For
M0309	Approve Increase in Common Stock and a Stock Split	For
M0314	Eliminate Preemptive Rights	For
M0316	Amend Votes Per Share of Existing Stock	Against
M0320	Eliminate Class of Preferred Stock	For
M0322	Cancel Company Treasury Shares	For
M0325	Reduce Authorized Common Stock	For
M0374	Approve Reduction in Share Capital	For

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS – NON-SALARY COMP.

Issue
Code	Description	Vote

M0510	Approve Employee Stock Purchase Plan	For
M0512	Amend Employee Stock Purchase Plan	For
M0534	Approve/Amend 401(k)/Savings Plan	For
M0537	Approve/Amend Supplemental Retirement Plan	For

MANAGEMENT PROPOSALS – ANTI-TAKEOVER RELATED

Issue
Code	Description	Vote

M0604	Provide Directors May Only be Removed For Cause	Against
M0605	Adopt or Increase Supermajority Vote Requirement for Amendments	Against
M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	Against
M0607	Adopt or Increase Supermajority Vote Requirement for Removal of	Against
Directors
M0608	Reduce Supermajority Vote Requirement	For
M0618	Eliminate Right to Call Special Meeting	Against
M0622	Consider Non-Financial Effects of Mergers	Against
M0627	Permit Board to Amend Bylaws Without Shareholder Consent	Against
M0653	Authorize Board to Issue Shares in the Event of a Public Tender	Against
Offer or Share Exchange Offer

SHAREHOLDER PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

S0102	Change Date/Time of Annual Meeting	Against
S0106	Initiate Payment of Cash Dividend	Against
S0110	Establish Shareholder Advisory Committee	Against

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - DIRECTOR RELATED

Issue
Code	Description	Vote

S0201	Declassify the Board of Directors	For
S0202	Establish Term Limits for Directors	Against
S0207	Restore or Provide for Cumulative Voting	Against
S0209	Establish Director Stock Ownership Requirement	Against
S0211	Establish Mandatory Retirement Age for Directors	Against
S0214	Remove Existing Directors	Against
S0215	Require Majority of Independent Directors on Board	Against

SHAREHOLDER PROPOSALS - CORP GOVERNANCE

Issue
Code	Description	Vote

S0304	Provide for Confidential Voting	For
S0306	Submit All Acquisition Offers for Shareholder Vote	Against
S0307	Restore Preemptive Rights of Shareholders	Against
S0311	Reduce Supermajority Vote Requirement	For
S0320	Submit Preferred Stock Issuance to Vote	For

SHAREHOLDER PROPOSALS - COMPENSATION

Issue
Code	Description	Vote

S0501	Restrict Executive Compensation Plan Awards	Against
S0503	Increase Disclosure of Executive Compensation	Against
S0504	Limit Executive Compensation	Against
S0505	Terminate Executive Compensation Plan	Against
S0510	Link Executive Compensation to Social Issues	Against
S0512	Performance-Based/Index Option	Against
S0513	Put Repricing of Stock Options to Shareholder Vote	For
S0519	Establish SERP Policy	Against
S0520	Pay-For-Superior-Performance	Against

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - GENERAL ECONOMIC ISSUES
Issue
Code	Description	Vote
S0602	Report of Bank Lending Policies	Against

SHAREHOLDER PROPOSALS - OTHER/MISC.
Issue
Code	Description	Vote

S0805	Report on Government Service of Employees	Against
S0806	Report on Charitable Contributions	Against
S0807	Report on Corporate Political Contributions/Activities	Against

Part I: JPMorgan Asset Management Global

           Proxy Voting Procedures

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstancesdictate.

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. 2

 _______________________
¹ 1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote

JPMorgan Asset Management Corporate Governance

certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C. The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D. Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

  removing certain JPMAM personnel from the proxy voting process;
  “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  a copy of the JPMAM Proxy Voting Procedures and Guidelines;
  a copy of each proxy statement received on behalf of JPMAM clients;
  a record of each vote cast on behalf of JPMAM client holdings;
  a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
  a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
  a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc.
JPMorgan Chase Bank, N.A.
JPMorgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Guidelines

1.	Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or
ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence
(such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry;
management’s track record; background to the proxy contest; qualifications of director nominees
(both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and
number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,
2) Nominating committee composed solely of independent directors,
3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors
(dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1) Annually elected board,
2) Majority of board composed of independent directors,
3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-
hand poison pill).

4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

• Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

• 2/3 of independent board;

• All-independent key committees;

• Committee chairpersons nominated by the independent directors;

• CEO performance is reviewed annually by a committee of outside directors; and

• Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time.
Performance will be measured according to shareholder returns against index and peers.

6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a
"lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size
Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting.
No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.
These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns.
Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—
even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted
on. Specifically, if the company has negative one- and three-year total shareholder returns, and its
CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

9e. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9f. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9g. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9h. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9j. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9k. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation
10a. Reincorporation Outside of the United States
Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price
(cost vs. premium); prospects of the combined companies; how the deal was negotiated; and
changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts,
“going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-
by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination. Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14.	Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

  a pending acquisition or sale of a substantial business;
  financial results that are better or worse than recent trends would lead one to expect;
  major management changes;
  an increase or decrease in dividends;
  calls or redemptions or other purchases of its securities by the company;
  a stock split, dividend or other recapitalization; or
  financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY
(Revised: October 24, 2008)

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).
2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.
3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.
4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.
5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.
6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.
With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.
7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.
8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.
9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.
10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.
11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

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February 27, 2009

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

  Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.
	1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
		a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
			i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.
	ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.
c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.
d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
f.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
g.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.	Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.

However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66T%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.
5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.
7.

Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.
10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.
11.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.
	1.	We generally support the following:
Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
Management proposals to effect stock splits.

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.
1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

	3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.
4.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

	6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.    Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.
1. We generally support the following:

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for- performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.
6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
7.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.

Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK
Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

  The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.
  Proxies are not voted in Clients’ best interests.
  Proxies are not identified and voted in a timely manner.
  Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.
  The third-party proxy voting services utilized by the Advisers are not independent.
  Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS, a wholly owned subsidiary of RiskMetrics Group, is an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.11 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Operations Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and
5.	The creation of a written record reflecting the process (See Appendix XXIX).

11 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Client Services Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Client Services Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with Citi (wrap program administrator), the respective wrap program sponsor, and the Compliance Department in ensuring that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

  Restrictions for share blocking countries;12
  Casting a vote on a foreign security may require that the adviser engage a translator;
  Restrictions on foreigners’ ability to exercise votes;
  Requirements to vote proxies in person;
  Requirements to provide local agents with power of attorney to facilitate the voting instructions;
  Untimely notice of shareholder meeting;
  Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

12 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

  Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.
  The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
  The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
  Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

  Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

  The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Client Services and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.
  The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.
  The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class actions on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class actions is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision. This policy is disclosed to clients on Schedule F of Form ADV Part II.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action process. Where actual, potential or apparent conflicts are identified regarding any material mat-

ter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Spectrum Asset Management, Inc.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

  That Spectrum act solely in the interest of clients in providing for ultimate long- term stockholder value.
  That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
  That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES: A. Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B. Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.

Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:

  Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
  Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
  Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

  A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
  Publicly available information.
  Information generally known within Spectrum.
  Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.
  Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.	Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I: Routine Administrative Items

Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors
2.	increasing the authorized number of common shares
3.	election of unopposed directors

CATEGORY II: Special Interest Issues

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III: Issues Having the Potential for Significant Economic Impact

Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.	Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.
2.	Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.
3.	Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.
4.	Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.
1.	Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
6.	Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
7.	Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Policy Established May, 2003 Revised January, 2006

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors on key committees that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors as well as those that seek to dismantle a staggered board.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate

2

responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and public policy issues that are particularly relevant to their businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

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UBS GLOBAL ASSET MANAGEMENT AMERICAS
CORPORATE GOVERNANCE AND PROXY VOTING
POLICY AND PROCEDURES

Policy Summary

     Underlying our voting and corporate governance policies we have two fundamental objectives:

     1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

     2. As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.

     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

     This policy helps to maximize the economic value of our clients‘ investments by establishing proxy voting standards that conform with UBS Global Asset Management‘s philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to addresses the following risks:

• Failure to provide required disclosures for investment advisers and registered investment companies.

• Failure to vote proxies in best interest of clients and funds.

• Failure to identify and address conflicts of interest.

• Failure to provide adequate oversight of third party service providers.

Voting and Corporate Governance Policy
A.	Global Corporate Governance Principles		2
B.	Macro-Rationales and Explanations for Proxy Voting		4
C.	Global Voting and Corporate Governance Procedures		11
	I.	Corporate Governance Committees	12
	II.	Interaction with Company and Board of Directors	13
	III.	Contacting the Media	14
	IV.	Proxy Voting Process	14
	V.	Proxy Voting Disclosure Guidelines	15
	VI.	Proxy Voting Conflict Guidelines	16
	VII.	Record Keeping	16
		Appendix A - Special Disclosure Guidelines for
		Registered Investment Company Clients	17

A. Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to Corporate Governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

· An effective Chairman is key;

  The roles of Chairman and Chief Executive generally should be separated;
  Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;
  The Board should include executive and non-executive directors; and
  Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).
The Board should ensure that at all times:
Appropriate management succession plans are in place;
The interests of executives and shareholders are aligned;
The financial audit is independent and accurate;
The brand and reputation of the company is protected and enhanced;
A constructive dialogue with shareholders is encouraged; and
It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

  Economic value resulting from acquisitions or disposals;
  Operational performance;
  Quality of management;
  Independent non-executive directors not holding executive management to account;
  Quality of internal controls;
  Lack of transparency;
  Inadequate succession planning;
  Poor approach to corporate social responsibility;
  Inefficient management structure; and
  Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B. Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.	1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.	1. Board ignored shareholder vote. 2. Executive contract exceeds 1 year in length. 3. Not considered independent insufficient independent non-executives. 4. Member of the Audit or Remuneration Committee(s), not considered Independent. 5. Bundled resolution for election of Directors not appropriate. 6. Not Independent, serves on the Compensation and Nomination Committees. 7. Executive contract exceeds 4 years. 8. Not in shareholders' interests.
3. Compensation	
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.	1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.

b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.	1. Transparency in compensation is desired.
d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.	1. Remuneration policy insufficiently aligned with shareholder interests. 2. The vesting conditions are inappropriate. 3. The vesting conditions are insufficiently challenging. 4. The matching awards are too generous. 5. The re-pricing of options is against best practice. 6. Dilution of executive remuneration scheme exceeds best practice guidelines. 7. Plan structure does not provide suitable long term incentive. 8. Performance conditions unsatisfactory. 9. Contrary to best market practice.
e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.	1. Rewards for poor performance are unacceptable.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We	1. Compensation should be balanced.

i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring	
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.	1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.	1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests	
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural	
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.
b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues	1. Special interest proposals should not be addressed in the proxy.

through engagement.	
c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.	1. Proposal poses an unnecessary economic cost on the company
8. Administrative and Operations	
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.	1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.	1. Regulatory agencies do not require this action.
9. Miscellaneous	
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).	1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise	1. Voting delegated to a proxy voting service per our guidelines.

C. Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I. Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

  To review, approve and oversee the implementation of the Global Corporate Governance Principles.
  Keep abreast of and share trends in corporate governance and update these principles as necessary.
  To provide a forum for discussing corporate governance issues between regions.
  Coordinate with the Communications group on all corporate or other communication related to global proxy issues.
  Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
  Engage and oversee any independent proxy voting services being used.
  Oversee the activities of the Local Corporate Governance Committees.

  Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

  Keep abreast of and share trends in corporate governance and update local policy as necessary.
  Provide a forum for discussing corporate governance issues within a region.
  Oversee the proxy voting process.
  Coordinate with the Communications group all corporate or other communication related to local proxy issues.
  Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
  Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.
  Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

  On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

  We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.
  These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.
All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.
If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may:
Formally communicate with the Chairman of the Board or the full Board of Directors;
Withdraw our support for the common stock;
Reflect our positions in our proxy vote opportunities; or
Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

  Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;
  Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;
  Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;
  Implement procedures to vote proxies in accordance with client direction if applicable; and
  Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

  Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

  Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

  Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.
  Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
  Companies may be provided with the number of shares we own in them.
  Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.
  In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.
  We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

  Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.
  Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

  Our policies and procedures;
  Proxy statements received;
  Votes cast per client;
  Number of shares voted;
  Communications received and internal documents created that were material to the voting decision; and
  A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A

Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.
That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
2.	Shareholder Annual and Semi-annual Report (Open-End and Closed- End Funds) Management is responsible for ensuring the following:
That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll- free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
3.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.
That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.

Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure:
The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Responsible Parties

The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Global AM or
his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by Funds’ and UBS Global AM’s Chief Compliance Officer of
effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance
Officer

•	Periodic review of any proxy votes by the Americas Committee

Compliance Dates

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance
Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance
Officer

•	Periodic review of proxy votes by the Americas Committee

Other Policies

Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transaction Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Proxy Voting

Policy

27.1. Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

27.2. Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

Background

27.4. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

27.3. Westwood’s Assistant Vice President of Operations has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

27.5. Westwood has adopted the following procedures to implement the firm’s policy:

27.5.1. Proxy Voting Records. With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

27.5.2. Voting Procedures

a. Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients;

b. All proxy materials that Westwood is responsible for voting on behalf of clients shall be forwarded to ISS;

c. Westwood’s analysts review the ISS proxy voting recommendations on a bi-monthly basis. The analyst may choose to vote differently than ISS if the analyst believes it is in the best interest of the client;

d.	If Westwood chooses to vote differently than ISS, we have access to change votes online through the ISS website. If Westwood agrees with ISS recommendations, no response to ISS is necessary;

e.	ISS will complete the proxy and mail the proxy in a timely and appropriate manner.

27.5.3. Disclosure

a.	Westwood will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request a proxy voting summary information regarding how Westwood voted a client’s proxies, and that clients may request a copy of these policies and procedures.

b.	The Assistant Vice President of Operations will also send a copy of this summary to all existing clients who have previously received Westwood’s Disclosure Document; or the Assistant Vice
President of Operations may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

27.5.4. Client Requests for Information

a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Assistant Vice President of Operations.

b.	In response to any request the Assistant Vice President of Operations will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which client inquired.

27.5.5. Voting Guidelines

a.	Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. The ISS Proxy Voting Guidelines are attached as Exhibit H.

b.	Westwood analysts will review the ISS proxy voting recommendations bi-monthly using the following guidelines:

i. Westwood will vote proxies in the best interests of each particular client.

ii. Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.

iii. Clients are permitted to place reasonable restrictions on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

27.5.6. Conflicts of Interest

a.	Westwood will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Westwood with the issuer of each security to determine if
Westwood or any of its employees has any financial, business or personal relationship with the issuer.

b.	If a material conflict of interest exists, the Assistant Vice President of Operations will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through the objective means of voting consistent with the independent third party ISS voting recommendations.

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

27.5.7. Recordkeeping. The Assistant Vice President of Operations shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;

b.	A proxy voting summary from ISS;

c.	Any document Westwood created that was material to making a decision to vote in opposition to
ISS’s recommendation, or that memorializes any such decision; and

d. A copy of each written request from a client for a proxy voting summary, and a copy of any written response.

PART C. OTHER INFORMATION Item 23. Exhibits.

(a)	(1) Amendment and Restatement of the Articles of Incorporation (filed 10/24/2000 and 4/27/06)
	(2)	Articles of Amendment (Incorporated by reference from exhibit #1(b)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)
	(3)	(a) Articles Supplementary (filed 2/13/2002)
		(b)	Articles Supplementary dtd 12/15/03 (filed 2/26/2004)
		(c)	Articles Supplementary dtd 6/14/04 (filed 8/27/04)
		(d)	Certificate of Correction of Articles Supplementary dtd 10/7/04 (filed 2/24/05)
		(e)	Articles Supplementary dtd 12/13/04 (filed 4/29/05)
		(f)	Articles Supplementary dtd 07/07/2006 (Incorporated by reference from exhibit #1(b)(6)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)
	(4)	Articles of Amendment effective May 17, 2008*
(b)	By-laws (filed 12/31/03)
(c)	N/A

(d)	(1)	(a)	Management Agreement (filed 10/23/97)
		(b)	First Amendment to Management Agreement (filed 2/12/98)
		(c)	Second Amendment to Management Agreement (filed 10/24/00)
		(d)	Third Amendment to Management Agreement (filed 10/24/00)
		(e)	Fourth Amendment to Management Agreement (filed 12/31/03)
		(f)	Amended & Restated Management Agreement (filed 12/31/03)
		(g)	Amended & Restated Management Agreement dtd 3/11/04 (filed 6/15/2004)
		(h)	Amended & Restated Management Agreement dtd 6/14/04 (filed 8/27/04)
		(i)	Amended & Restated Management Agreement dtd 12/13/04 (filed 2/24/05)
		(j)	Amended & Restated Management Agreement dtd 9/30/05 (filed 4/27/06)
		(k)	Amended & Restated Management Agreement dtd 1/4/07 (filed 1/9/07)
		(l)	Amended & Restated Management Agreement dtd 10/31/07 (filed 04/25/08)
		(m)	Amended & Restated Management Agreement dtd 9/9/08*
	(2)	(a)	Investment Service Agreement (filed 10/23/97)
		(b)	Amended & Restated Investment Service Agreement dtd 4/1/04 (filed 6/15/2004)
	(3)	(a)	Invista Sub-Advisory Agreement (filed 10/23/97)
		(b)	First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)

	(c)	Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
	(d)	Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
	(e)	6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
	(f)	Amended & Restated Sub-Adv — PGI dtd 4/1/04 (filed 6/15/2004)
	(g)	Amended & Restated Sub-Advisory Agreement — PGI dtd 6/30/04(filed 8/27/04)
	(h)	Amended & Restated Sub-Advisory Agreement — PGI dtd 3/11/03 (filed 2/24/05)
	(i)	Amended & Restated Sub-Advisory Agreement — PGI dtd 12/13/04 (filed 2/24/05)
	(j)	Amended & Restated Sub-Advisory Agreement — PGI dtd 07/01/2005 (filed 4/27/06)
	(k)	Amended & Restated Sub-Advisory Agreement — PGI dtd 09/12/2005 (filed 4/27/06)
(4)	(a) Morgan Stanley Asset Mgmt. Sub-Advisory Agreement (filed 10/23/97)
	(b)	Amended & Restated Sub-Advisory Agreement — MSAM dtd 6/30/04 (filed 8/27/04)
	(c)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dtd 11/25/03 (filed 2/24/05)
	(d)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dtd 8/23/04 (filed 2/24/05)
(5)	(a) Dreyfus Corp. Sub-Advisory Agreement (filed 4/13/98)
	(b)	Amended & Restated Sub-Adv. — Dreyfus dtd 11/25/03 (filed 2/26/04)
	(c)	Amended & Restated Sub-Advisory Agreement — The Dreyfus Group dtd 7/1/04 (filed 2/24/05)
	(d)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 12/22/04 (filed 2/24/05)
	(e)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 08/08/2005 (filed 4/27/06)
	(f)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dtd 01/01/08 (filed 2/29/08)
	(g)	Amended & Restated Sub-Advisory Agreement — Mellon Capital Management Corp. dtd 10/12/07
(6)	(a) JP Morgan Sub-Advisory Agreement (filed 4/13/98)
	(b)	Amended & Restated Sub-Advisory Agreement — JP Morgan dtd 7/2/03 (filed 2/24/05)
	(c)	Amended & Restated Sub-Advisory Agreement — JP Morgan dtd 1/5/05 (filed 2/24/05)
(7)	(a) Neuberger Berman Sub-Advisory Agreement (filed 4/24/99)
	(b)	Amended & Restated Sub-Advisory Agreement — Neuberger Berman dtd 6/25/03 (filed 2/24/05)
	(c)	Neuberger Berman Sub-Advisory Agreement dtd 10/31/03 (filed 2/26/04)
	(d)	Amended & Restated Sub-Advisory Agreement — Neuberger Berman dtd 6/30/04 (filed 8/27/04)
(8)	(a) Bernstein Sub-Advisory Agreement (filed 04/29/02)
	(b)	Amended & Restated Sub-Advisory Agreement — Bernstein dtd 7/1/04 (filed 8/27/04)
(9)	(a) T. Rowe PriceSub-Advisory Agreement dtd 3/8/04 (filed 6/15/2004)
	(b)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 8/24/04 (filed 8/27/04)

(c) Amended & Restated Sub-Advisory Agreement - TRowe Price dtd 8/01/2005 (filed 4/27/06)
(d) Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 8/1/06 (filed 10/24/06)
(e) Amended & Restated Sub-Advisory Agreement — T. Rowe Price dtd 9/15/06 (filed 10/24/06)
	(10)	(a) UBS Sub-Advisory Agreement dtd 9/30/02 (filed 6/15/2004)
(b) Amended & Restated Sub-Advisory Agreement — UBS Global Asset dtd 7/8/03 (filed 2/24/05)
	(11)	(a) American Century Sub-Advisory Agreement dtd 8/18/04 (filed 8/27/04)
	(12)	(a) Emerald Sub-Advisory Agreement dtd 9/1/04 (filed 2/24/05)
	(13)	(a) Columbus Circle Investors Sub-Advisory Agreement dtd 1/5/05 (4/29/05)
(b) Amended & Restated Sub-Advisory Agreement — CCI dtd 9/12/05 (filed 10/24/06)
(c) Amended & Restated Sub-Advisory Agreement — CCI dtd 12/15/06 (filed 4/19/07)
	(14)	(a) PREI Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06
(b) PREI Sub-Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06)
(c) Amended & Restated Sub-Advisory Agreement — PREI dtd 09/12/2005 (filed 4/27/06)
(d) Amended & Restated Sub-Advisory Agreement — PREI dtd 1/1/06 (filed 10/24/06)
	(15)	(a) Essex Sub-Advisory Agreement dtd 6/30/06 (filed 10/24/06)
	(16)	(a) Jacobs Levy Sub-Advisory Agreement dtd 6/15/06 (filed 10/24/06)
	(17)	(a) Edge Asset Management, Inc. Sub-Advisory Agreement dtd 1/4/07 (filed 1/9/07)
	(18)	(a) Spectrum Sub-Sub-Advisory Agreement dtd 07/01/2005 (filed 4/27/06)
	(19)	(a) Westwood Sub-Advisory Agreement dtd 07/15/08*
(e)	Distribution Agreement (filed 10/24/00)
	(1)	Amended & Restated Distribution Agreement dtd 6/14/04 (filed 8/27/04)
	(2)	Distribution Agreement dtd 1/12/07 (filed 2/29/08)
(f)	N/A
(g)	Custodian Agreement
	(1)	Domestic and Global Custodian Agreement with Bank of New York (filed 04/25/08)
(h)	(1) Agreement and Plan of Reorganization and Liquidation (filed 10/23/97)
	(2)	Transfer Agency Agreement dated 9/9/08*
	(3)	Capital Support Agreement dated 9/22/08*
	(4)	Contractual Fee Waiver Agreement dated 4/29/08*
(i)	Legal Opinion (filed 10/24/00)
(j)	(1) Consent of Independent Auditors *

	(2)	Rule 485(b) opinion – N/A
	(3)	Powers of Attorney (filed 04/25/08)
(k)	Omitted Financial Statements N/A
(l)	Initial Capital Agreements

(1-11)	Initial Capital Agreements 1987 (filed 4/27/01)
(12-19)	Initial Capital Agreements 1998 (filed 4/27/01)
(20-23)	Initial Capital Agreements 1999 (filed 4/27/01)
(24-26)	Initial Capital Agreements 2000 (filed 4/27/01)

	(27)	Initial Capital Agreements 5/1/2003 (filed 2/26/04)
	(28)	Initial Capital Agreements 8/30/2004 (filed 2/24/05)
	(29)	Initial Capital Agreement 1/5/07 (filed 2/29/08)
(m)	Rule 12b-1 Plan
	(1)	Class 2 Plan (filed 1/9/07)
(n)	Rule 18f-3 Plan N/A
(o)	Reserved
(p)	Codes of Ethics
	(1)	AllianceBernstein Code of Ethics (filed 2/24/05) (filed 2/29/08)
	(2)	American Century Code of Ethics (filed 2/24/05, 4/27/06) (filed 4/19/07)
	(3)	Columbus Circle Investors Code of Ethics (filed 4/27/06)(filed 10/24/06)
	(4)	Edge Asset Management Code of Ethics (filed 2/29/08)
	(5)	Emerald Code of Ethics (filed 2/24/05)
	(6)	Essex Code of Ethics (filed 2/29/08)
	(7)	JP Morgan Code of Ethics (filed 2/24/05) (filed 2/29/08)
	(8)	Jacobs Levy Code of Ethics (filed 2/29/08)
	(9)	Mellon Code of Ethics (filed 4/27/06) (filed 4/19/07) (filed 04/25/08)
	(10)	Morgan Stanley Investment Management Code of Ethics (filed 2/24/05) (filed 10/24/06) (filed 4/19/07)
	(11)	Neuberger Berman Code of Ethics (filed 4/27/06) (filed 10/24/06) (filed 4/19/07)
	(12)	Principal Global Investors/Principal Real Estate Investors Code of Ethics (filed 4/19/07)
	(13)	Principal Fund Entities Code of Ethics (filed 4/19/07) (Principal Investors Fund, Principal Variable Contracts Fund, Principal Management Corporation Principal Financial Advisors, Princor Financial Services Corporation, Principal Funds Distributor)*
	(14)	Sr. & Executive Officers Code of Ethics (Sarbanes)(filed 12/31/03)

(15)	Spectrum Code of Ethics (filed 2/29/08)
(16)	T. Rowe Price Code of Ethics (filed 2/24/05)
(17)	UBS Code of Ethics (filed 2/24/05)
(18)	Westwood Code of Ethics *
*	Filed herein.
**	To be filed by amendment.

Item 24.Persons Controlled by or Under Common Control with Registrant

The Registrant does not control and is not under common control with any person.

Item 25. Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
	1.	Was committed in bad faith; or
	2.	Was the result of active and deliberate dishonesty; or
(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business or Other Connection of Investment Adviser

     Principal Management Corporation ("PMC") serves as investment adviser and dividend disbursing and transfer agent for Principal Variable Contracts Funds, Inc. ("PVC") and the R-1, R-2, R-3, R-4 and R-5 Class Shares of Principal Funds, Inc.("Principal Funds"). PVC and Principal Funds are funds sponsored by Principal Life Insurance Company. PMC also serves as investment advisor for Principal Funds.

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

NAME &	COMPANY &
OFFICE WITH	PRINCIPAL
INVESTMENT	BUSINESS	NATURE OF
ADVISER	ADDRESS	RELATIONSHIP
Michael C. Anagnost	Principal Life	Director - IT
Vice President-	Insurance Company(1)
Chief Technology Officer

John E. Aschenbrenner	Principal Life	President, Insurance &
Director	Insurance Company (1)	Financial Services

Patricia A. Barry	Principal Life	Counsel
Assistant Corporate	Insurance Company (1)
Secretary

*Craig L. Bassett	Principal Life	See Part B
Treasurer	Insurance Company (1)

*Michael J. Beer	Principal Life	See Part B
Executive Vice President/	Insurance Company (1)
Chief Operating Officer,
Director

Tracy W. Bollin	Principal Funds	Assistant Controller
Financial Controller	Distributor, Inc.(2)
and Princor Financial
Services Corporation (1)

*David J. Brown	Principal Life	See Part B
Senior Vice President	Insurance Company (1)

*Jill R. Brown	Principal Funds	See Part B
Senior Vice President/	Distributor, Inc.(2)
Chief Financial Officer

David P. Desing	Principal Life	Assistant Treasurer
Assistant Treasurer	Insurance Company (1)

*Ralph C. Eucher	Principal Life	See Part B
Director	Insurance Company (1)

*Nora M. Everett	Principal Life	See Part B
President and Director	Insurance Company (1)

James W. Fennessey	Principal	Asset Allocation Committee
Vice President	Financial Advisors, Inc.(1)

Michael P. Finnegan	Principal Life	Second Vice President -
Senior Vice President -	Insurance Company (1)	Investment Services
Investment Services

Louis E. Flori	Principal Life	Vice President – Capital Markets
Vice President – Capital Markets	Insurance Company (1)

*Stephen G. Gallaher	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)

*Ernest H. Gillum	Principal Life	See Part B
Vice President and Chief	Insurance Company (1)
Compliance Officer

Eric W. Hays	Principal Life	Assistant Vice President – IT
Senior Vice President –	Insurance Company (1)
Chief Information Officer

Joyce N. Hoffman	Principal Life	Senior Vice President and
Senior Vice President and	Insurance Company (1)	Corporate Secretary
Corporate Secretary

*Patrick A. Kirchner	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)

Deanna L. Mankle	Principal Life	Assistant Treasurer
Assistant Treasurer	Insurance Company (1)

*Sarah J. Pitts	Principal Life	See Part B
Counsel	Insurance Company (1)

*Layne A. Rasmussen	Principal Life	See Part B
Vice President and	Insurance Company (1)
Controller - Principal Funds

David L. Reichart	Princor	Senior Vice President
Senior Vice President	Financial Services
Corporation(1)

*Michael D. Roughton	Principal Life	See Part B
Senior Vice President and	Insurance Company (1)
Senior Securities Counsel

*Adam U. Shaikh	Principal Life	See Part B
Counsel	Insurance Company (1)

Mark A. Stark	Principal Life	Vice President -
Vice President -	Insurance Company (1)	Investment Services
Investment Services

Randy L. Welch	Principal Life	Vice President -
Vice President -	Insurance Company (1)	Investment Services
Investment Services

*Dan L. Westholm	Principal Life	See Part B
Director - Treasury	Insurance Company (1)

*Beth C. Wilson	Principal Life	See Part B
Vice President	Insurance Company (1)

Larry D. Zimpleman	Principal Life	President and Chief Executive
Chairman of the Board	Insurance Company (1)	Officer

(1)	711 High Street Des Moines, IA 50309
(2)	1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762

Item 27. Principal Underwriters

(a)	Princor Financial Services Corporation and Principal Funds Distributor act as principal underwriters for Class J shares, Institutional Class shares, R-1, R-2, R-3, R-4 and R-5 Class shares of Principal Funds, Inc.
Princor Financial Services Corporation acts as principal underwriter for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.
Principal Funds Distributor acts as principal underwriter for Principal Variable Contracts Funds, Inc. and Class A shares, Class B shares, Class C shares, and Class S shares of Principal Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company, through their respective separate accounts.
(b)	Princor Financial Services Corporation

(1)	(2)	(3)
Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (Princor)	with the Fund
Michael C. Anagnost	Vice President – Chief Technology	None
The Principal	Officer
Financial Group(1)

John E. Aschenbrenner	Director	None
The Principal
Financial Group(1)

Patricia A. Barry	Assistant Corporate Secretary	None
The Principal
Financial Group(1)

Craig L. Bassett	Treasurer	Treasurer
The Principal
Financial Group(1)

Michael J. Beer	President and Director	Executive Vice President
The Principal
Financial Group(1)

Tracy W. Bollin	Financial Controller	None
The Principal
Financial Group(1)

David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal
Financial Group(1)

Jill R. Brown	Senior Vice President and	Senior Vice President
The Principal	Chief Financial Officer
Financial Group(1)

David P. Desing	Assistant Treasurer	None
The Principal
Financial Group(1)

Ralph C. Eucher	Chairman of the Board	Chairman of the Board and
The Principal		Chief Executive Officer
Financial Group(1)

Nora M. Everett	Director	President and Director
The Principal
Financial Group (1)

James W. Fennessey	Vice President	None
The Principal
Financial Group(1)

Michael P. Finnegan	Senior Vice President/	None
The Principal	Investment Services
Financial Group(1)

Louis E. Fiori	Vice President – Capital Markets	None
The Principal
Financial Group(1)

Stephen G. Gallaher	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Eric W. Hays	Senior Vice President/	None
The Principal	Chief Information Officer
Financial Group(1)

Joyce N. Hoffman	Senior Vice President and	None
The Principal	Corporate Secretary
Financial Group(1)

Patrick A. Kirchner	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Deanna L. Mankle	Assistant Treasurer	None
The Principal
Financial Group(1)

Sarah J. Pitts	Counsel	Assistant Counsel
The Principal
Financial Group(1)

Layne A. Rasmussen	Vice President/	Vice President, Controller
The Principal	Controller – Principal Funds	and Chief Financial Officer
Financial Group(1)

David L. Reichart	Senior Vice President	None
The Principal
Financial Group(1)

Michael D. Roughton	Senior Vice President and	Counsel
The Principal	Senior Securities Counsel
Financial Group(1)

Adam U. Shaikh	Counsel	Assistant Counsel
The Principal
Financial Group(1)

Mark A. Stark	Vice President - Investment	None
The Principal	Services
Financial Group(1)

Randy L. Welch	Vice President - Investment	None
The Principal	Services
Financial Group(1)

Traci L. Weldon	Chief Compliance Officer	None
The Principal
Financial Group(1)

Dan L. Westholm	Director - Treasury	Assistant Treasurer
The Principal
Financial Group(1)

Beth C. Wilson	Vice President	Vice President and
The Principal		Secretary
Financial Group(1)

(1)	711 High Street Des Moines, IA 50309

(b)	Principal Funds Distributor, Inc.

	(1)	(2)	(3)
Positions and offices
	Name and principal	with principal	Positions and Offices
	business address	underwriter (PFD)	with the Fund
	Lindsay L. Amadeo	Director - Marketing	None
	The Principal	Communications
Financial Group(1)

	Michael C. Anagnost	Vice President -	None
	The Principal	Chief Technology Officer
Financial Group(1)

	Patricia A. Barry	Assistant Corporate	None
	The Principal	Secretary
Financial Group(1)

	Craig L. Bassett	Treasurer	Treasurer
The Principal
Financial Group(1)

	Michael J. Beer	Executive Vice President	Executive Vice President
The Principal
Financial Group(1)

	Lisa Bertholf	Director - Marketing	None
The Principal
Financial Group(1)

	Tracy W. Bollin	Assistant Controller	None
The Principal
Financial Group(1)

	David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal
Financial Group(1)

	Jill R. Brown	Director	Senior Vice President
	The Principal	Senior Vice President and
	Financial Group(1)	Chief Financial Officer

Bret J. Bussanmas	Vice President -	None
The Principal	Distribution
Financial Group(1)

P. Scott Cawley	Product Marketing Officer	None
The Principal
Financial Group(1)

Ralph C. Eucher	Chairman of the Board	Chairman of the Board and
The Principal		Chief Executive Officer
Financial Group(1)

Nora M. Everett	Director	President and Director
The Principal
Financial Group (1)

Cary Fuchs	President	Senior Vice President of Distribution
Principal Funds
Distributor, Inc.(2)

Stephen G. Gallaher	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Alex Ghazanfari	Vice President and	None
Principal Funds	Chief Compliance Officer
Distributor, Inc.(1)

Eric W. Hays	Senior Vice President and	None
The Principal	Chief Information Officer
Financial Group(1)

Tim Hill	Vice President - Distribution	None
Principal Funds
Distributor, Inc.(1)

Joyce N. Hoffman	Senior Vice President and	None
The Principal	Corporate Secretary
Financial Group(1)

Daniel J. Houston	Director	None
The Principal
Financial Group(1)

Timothy J. Minard	Director	None
The Principal
Financial Group(1)

Kevin J. Morris	Director - Marketing	None
Principal Funds
Distributor, Inc.(1)

David L. Reichart	Senior Vice	None
The Principal	President/Distribution
Financial Group(1)

Michael D. Roughton	Senior Vice President/Counsel	Counsel
The Principal
Financial Group(1)

	Paul Schieber	Regional Vice President	None
The Principal
Financial Group (1)

	Adam U. Shaikh	Counsel	Assistant Counsel
The Principal
Financial Group(1)

	Mark A. Stark	Vice President – Investor	None
	The Principal	Services
Financial Group(1)

	(1)	1100 Investment Boulevard, Ste 200
El Dorado Hills, CA 95762-5710
(c)	N/A.

Item 28. Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29. Management Services
N/A.

Item 30. Undertakings
N/A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 27th day of April, 2009.

Principal Variable Contracts Funds, Inc. (Registrant)

/s/ R. C. Eucher ______________________________________ R. C. Eucher Chairman of the Board and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. C. Eucher
	Chairman of the Board	April 27, 2009
R. C. Eucher	and Chief Executive
Officer (Principal
Executive Officer)

/s/ L. A. Rasmussen
	Vice President,	April 27, 2009
L. A. Rasmussen	Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ N. M. Everett
	President and Director	April 27, 2009
N. M. Everett

/s/ M. J. Beer
	Executive Vice President	April 27, 2009
M. J. Beer

(E. Ballantine)*
	Director	April 27, 2009
E. Ballantine

(K. Blake)*
	Director	April 27, 2009
K. Blake

(C. Damos)*
	Director	April 27, 2009
C. Damos

(R. W. Gilbert)*
	Director	April 27, 2009
R. W. Gilbert

(M. A. Grimmett)*
	Director	April 27, 2009
M. A. Grimmett

(F. S. Hirsch)*
	Director	April 27, 2009
F. S. Hirsch

(W. C. Kimball)*
	Director	April 27, 2009
W. C. Kimball

(B. A. Lukavsky)*
	Director	April 27, 2009
B. A. Lukavsky

(W. G. Papesh)*
	Director	April 27, 2009
W. G. Papesh

(D. Pavelich)*
	Director	April 27, 2009
D. Pavelich

/s/ M. J. Beer *By __________________________________ M. J. Beer Executive Vice President

*Pursuant to Powers of Attorney Previous filed on April 25, 2008